UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
May 31, 2017
Columbia Dividend Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Dividend Income Fund   |  Annual Report 2017

Columbia Dividend Income Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Dividend Income Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Portfolio management
Scott Davis
Lead manager
Managed Fund since 2001
Michael Barclay, CFA
Co-manager
Managed Fund since 2011
Peter Santoro, CFA
Co-manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	15.52	13.63	6.92
	Including sales charges		8.91	12.29	6.29
Class B	Excluding sales charges	11/25/02	14.72	12.78	6.12
	Including sales charges		9.72	12.53	6.12
Class C	Excluding sales charges	11/25/02	14.73	12.78	6.12
	Including sales charges		13.73	12.78	6.12
Class R *		03/28/08	15.29	13.36	6.67
Class R4 *		11/08/12	15.89	13.93	7.20
Class R5 *		11/08/12	15.92	14.05	7.26
Class T *	Excluding sales charges	09/27/10	15.53	13.62	6.94
	Including sales charges		12.66	13.05	6.67
Class V	Excluding sales charges	03/04/98	15.58	13.61	6.89
	Including sales charges		8.96	12.27	6.25
Class Y *		11/08/12	16.03	14.10	7.28
Class Z		03/04/98	15.79	13.91	7.19
Russell 1000 Index			17.48	15.37	7.01
Returns for Class A and Class V are shown with and without the maximum initial sales charge of 5.75%. Prior to January 24, 2017, Class V shares were known as Class T shares. Class V shares have no relation to, or connection with, the Fund’s current Class T shares which were renamed and re-designated from Class W shares effective March 27, 2017. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. As of May 31, 2017, the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares and the Fund no longer accepts investments by new or existing investors in Class B shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.The Russell 1000 Index represents approximately 92% of the U.S. market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Dividend Income Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2007 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2017)
Microsoft Corp.	4.6
Johnson & Johnson	3.4
JPMorgan Chase & Co.	3.3
Apple, Inc.	3.1
Exxon Mobil Corp.	2.8
Comcast Corp., Class A	2.8
Philip Morris International, Inc.	2.7
Home Depot, Inc. (The)	2.5
Merck & Co., Inc.	2.5
General Dynamics Corp.	2.2
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2017)
Common Stocks	96.6
Convertible Preferred Stocks	0.2
Exchange-Traded Funds	0.7
Money Market Funds	2.5
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2017)
Consumer Discretionary	10.0
Consumer Staples	12.2
Energy	5.4
Financials	16.8
Health Care	11.3
Industrials	15.1
Information Technology	16.1
Materials	2.2
Real Estate	3.5
Telecommunication Services	2.3
Utilities	5.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Dividend Income Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2017, the Fund’s Class A shares returned 15.52% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Index, which returned 17.48% over the same period. An underweight in information technology, where the Fund could not own many of the top performers because they do not pay dividends, generally accounted for the shortfall relative to the benchmark. Overall, stock selection was strong and the Fund delivered solid absolute gains for the period.
U.S. equity markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance during the first half of the 12-month period, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential contest eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher in the second half of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence. Against this backdrop, information technology stocks were the market’s top performers.
In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. In March 2017, the Fed again raised the target short-term interest rate to between 0.75% and 1.00%. The Fed signaled that it was prepared to raise rates more aggressively in 2017 on the heels of strong job gains and progress towards its 2.0% inflation target. After the Fed’s May meeting, Bloomberg estimated the probability of a June rate hike at 97.5%.
Contributors and detractors
On a sector basis, industrials, consumer discretionary and health care were the strongest performers for the Fund relative to the benchmark. In the industrials sector, overweights in aerospace and defense contractors General Dynamics and Lockheed Martin aided results. Both companies benefited as defense spending emerged from sequestration. Lockheed Martin has contracted to build a new fighter jet and the submarine business has been a stalwart for General Dynamics. Within industrials, we did well to sell General Electric (GE) in the third quarter of 2016. By the end of the period, GE shares were well below where we sold them. In the consumer discretionary sector, Comcast and Time Warner were top contributors to Fund results. Comcast continued to execute well, growing its customer base and adding customers on the data side. Time Warner is set to be acquired by AT&T at a premium, which boosted its share price. We also did well to avoid some of the blow-ups in the sector, especially among retailers, which continued to struggle against online competition. In the health care sector, we avoided the meltdown in biotechnology, which weighed on the sector. An overweight position in Merck aided relative results, which gained ground on positive news of its lung cancer drug Keytruda.
Even though the Fund lagged the benchmark in information technology — it could not invest in the benchmark’s top performers because they do not pay dividends — returns from technology holdings were solid and two of the Fund’s top performers were technology stocks: Lam Research and Microsoft. Lam Research benefited from the strong business fundamentals surrounding memory pricing. In the fourth quarter of 2016, Lam Research formally abandoned its planned merger with a competitor, which had raised antitrust concerns. Investors welcomed the removal of the overhang of uncertainty. Microsoft is a leader in cloud computing, which has produced solid results since the appointment of Satya Nadella to CEO in February of 2014.
An overweight in energy was a drag on relative performance as the sector was one of two sectors with a negative return for the period. The Fund’s exposure to ExxonMobil was greater than the benchmark’s, which amplified the impact of its decline on relative results. That said, ExxonMobil held up better than many energy names with greater exposure to declining commodity prices. CVS was the biggest individual disappointment for the Fund during the period. The company lost two major contracts and concerns about pharmaceutical pricing also weighed on the stocks. Elsewhere in the portfolio, a significant position in self-storage real estate investment trust (REIT) Public Storage detracted from relative returns as its shares lost ground. However, we continued to believe that Public Storage’s business prospects remained solid with its 95% occupancy rate.
4	Columbia Dividend Income Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Some final thoughts
During the period, we believed the U.S. economy was stronger than it appeared in the headlines, with decent corporate earnings, solid job growth and a sense of optimism about company prospects. Against that backdrop, we continued to identify high quality companies with healthy free cash flow and attractive dividend payments. Regardless of the environment, we continue to believe in the Fund’s relatively conservative process, which pays careful attention to risk while seeking to capitalize on opportunity over the longer term.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Dividend payments are not guaranteed and the amount, if any, can vary over time. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Dividend Income Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 — May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,102.50	1,020.00	5.19	4.99	0.99
Class B	1,000.00	1,000.00	1,098.70	1,016.26	9.10	8.75	1.74
Class C	1,000.00	1,000.00	1,098.80	1,016.21	9.16	8.80	1.75
Class R	1,000.00	1,000.00	1,101.60	1,018.70	6.55	6.29	1.25
Class R4	1,000.00	1,000.00	1,104.20	1,021.19	3.93	3.78	0.75
Class R5	1,000.00	1,000.00	1,104.40	1,021.74	3.36	3.23	0.64
Class T (formerly Class W)	1,000.00	1,000.00	1,102.50	1,020.00	5.19	4.99	0.99
Class V (formerly Class T)	1,000.00	1,000.00	1,102.40	1,019.95	5.24	5.04	1.00
Class Y	1,000.00	1,000.00	1,104.60	1,021.99	3.10	2.97	0.59
Class Z	1,000.00	1,000.00	1,103.70	1,021.19	3.93	3.78	0.75
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
6	Columbia Dividend Income Fund | Annual Report 2017

Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 96.5%
Issuer	Shares	Value ($)
Consumer Discretionary 9.7%
Distributors 0.5%
Genuine Parts Co.	580,000	53,719,600
Hotels, Restaurants & Leisure 1.0%
McDonald’s Corp.	675,500	101,926,195
Media 5.0%
Comcast Corp., Class A	6,657,600	277,555,344
Interpublic Group of Companies, Inc. (The)	2,010,000	50,109,300
Time Warner, Inc.	1,326,000	131,923,740
Walt Disney Co. (The)	487,550	52,626,147
Total		512,214,531
Specialty Retail 3.2%
Home Depot, Inc. (The)	1,671,000	256,515,210
TJX Companies, Inc. (The)	1,003,746	75,491,737
Total		332,006,947
Total Consumer Discretionary		999,867,273
Consumer Staples 11.8%
Beverages 2.4%
Coca-Cola European Partners PLC	1,228,000	50,397,120
PepsiCo, Inc.	1,688,840	197,374,731
Total		247,771,851
Food & Staples Retailing 2.0%
CVS Health Corp.	1,249,868	96,027,358
Wal-Mart Stores, Inc.	1,361,650	107,025,690
Total		203,053,048
Food Products 0.9%
General Mills, Inc.	1,570,000	89,081,800
Household Products 1.8%
Kimberly-Clark Corp.	610,000	79,135,300
Procter & Gamble Co. (The)	1,260,000	110,993,400
Total		190,128,700
Tobacco 4.7%
Altria Group, Inc.	2,900,000	218,776,000
Philip Morris International, Inc.	2,230,000	267,154,000
Total		485,930,000
Total Consumer Staples		1,215,965,399
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 5.1%
Oil, Gas & Consumable Fuels 5.1%
Chevron Corp.	1,220,000	126,245,600
Exxon Mobil Corp.	3,500,000	281,750,000
Suncor Energy, Inc.	1,700,000	53,227,000
Valero Energy Corp.	1,042,000	64,051,740
Total		525,274,340
Total Energy		525,274,340
Financials 16.2%
Banks 8.7%
Bank of America Corp.	4,625,000	103,646,250
BB&T Corp.	1,700,000	70,805,000
JPMorgan Chase & Co.	4,020,000	330,243,000
PNC Financial Services Group, Inc. (The)	1,312,825	155,832,327
U.S. Bancorp	2,162,000	110,024,180
Wells Fargo & Co.	2,501,425	127,922,875
Total		898,473,632
Capital Markets 4.1%
BlackRock, Inc.	320,550	131,181,882
CME Group, Inc.	1,190,000	139,575,100
Northern Trust Corp.	1,036,000	90,587,840
T. Rowe Price Group, Inc.	950,000	66,918,000
Total		428,262,822
Insurance 3.4%
Chubb Ltd.	1,280,000	183,283,200
Marsh & McLennan Companies, Inc.	2,192,000	170,011,520
Total		353,294,720
Total Financials		1,680,031,174
Health Care 10.9%
Biotechnology 1.0%
AbbVie, Inc.	1,600,000	105,632,000
Health Care Equipment & Supplies 0.7%
Medtronic PLC	822,800	69,345,584
Health Care Providers & Services 0.8%
Aetna, Inc.	186,800	27,059,848
UnitedHealth Group, Inc.	338,500	59,298,430
Total		86,358,278

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 8.4%
Bristol-Myers Squibb Co.	760,000	41,002,000
Eli Lilly & Co.	575,000	45,752,750
Johnson & Johnson	2,680,000	343,710,000
Merck & Co., Inc.	3,800,000	247,418,000
Pfizer, Inc.	5,895,000	192,471,750
Total		870,354,500
Total Health Care		1,131,690,362
Industrials 14.6%
Aerospace & Defense 5.3%
Boeing Co. (The)	344,491	64,636,846
General Dynamics Corp.	1,090,000	221,542,500
Lockheed Martin Corp.	732,100	205,815,273
United Technologies Corp.	495,300	60,069,984
Total		552,064,603
Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	607,719	64,399,983
Commercial Services & Supplies 0.9%
Waste Management, Inc.	1,363,171	99,388,798
Industrial Conglomerates 3.5%
3M Co.	700,000	143,129,000
Honeywell International, Inc.	1,640,000	218,103,600
Total		361,232,600
Machinery 2.8%
Cummins, Inc.	334,359	52,728,414
Ingersoll-Rand PLC	786,000	70,425,600
Parker-Hannifin Corp.	522,500	82,278,075
Stanley Black & Decker, Inc.	588,000	80,932,320
Total		286,364,409
Road & Rail 1.5%
Union Pacific Corp.	1,376,551	151,833,575
Total Industrials		1,515,283,968
Information Technology 15.6%
Communications Equipment 1.8%
Cisco Systems, Inc.	5,830,000	183,819,900
IT Services 1.2%
Automatic Data Processing, Inc.	1,220,000	124,891,400
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.1%
Broadcom Ltd.	642,497	153,865,181
Intel Corp.	2,860,000	103,274,600
Lam Research Corp.	850,000	131,894,500
Texas Instruments, Inc.	1,642,500	135,489,825
Total		524,524,106
Software 4.5%
Microsoft Corp.	6,685,000	466,880,400
Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.	2,066,556	315,687,095
Total Information Technology		1,615,802,901
Materials 2.1%
Chemicals 1.3%
Dow Chemical Co. (The)	1,612,735	99,925,061
LyondellBasell Industries NV, Class A	475,000	38,247,000
Total		138,172,061
Containers & Packaging 0.8%
International Paper Co.	468,398	24,768,886
Sonoco Products Co.	1,146,000	58,113,660
Total		82,882,546
Total Materials		221,054,607
Real Estate 3.4%
Equity Real Estate Investment Trusts (REITS) 3.4%
American Tower Corp.	250,000	32,797,500
AvalonBay Communities, Inc.	111,997	21,418,306
Crown Castle International Corp.	377,500	38,372,875
Digital Realty Trust, Inc.	517,000	61,104,230
Duke Realty Corp.	1,206,500	34,590,355
Equity LifeStyle Properties, Inc.	339,775	28,677,010
Essex Property Trust, Inc.	143,400	36,842,328
Public Storage	439,700	94,689,395
Total		348,491,999
Total Real Estate		348,491,999

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 2.2%
Diversified Telecommunication Services 2.2%
AT&T, Inc.	2,837,817	109,341,089
Verizon Communications, Inc.	2,548,526	118,863,253
Total		228,204,342
Total Telecommunication Services		228,204,342
Utilities 4.9%
Electric Utilities 2.5%
American Electric Power Co., Inc.	892,500	64,063,650
Eversource Energy	1,049,500	65,142,465
NextEra Energy, Inc.	525,000	74,256,000
PG&E Corp.	848,225	58,001,625
Total		261,463,740
Multi-Utilities 2.4%
CMS Energy Corp.	1,605,000	76,093,050
Dominion Energy, Inc.	705,000	56,942,850
Sempra Energy	438,000	51,022,620
WEC Energy Group, Inc.	1,042,500	65,427,300
Total		249,485,820
Total Utilities		510,949,560
Total Common Stocks (Cost $6,284,915,408)		9,992,615,925
Convertible Preferred Stocks 0.2%
Issuer	Coupon Rate	Shares	Value ($)
Energy 0.2%
Oil, Gas & Consumable Fuels 0.2%
Hess Corp.	8.000%	291,000	16,322,190
Total Energy			16,322,190
Total Convertible Preferred Stocks (Cost $16,428,453)			16,322,190

Exchange-Traded Funds 0.7%
	Shares	Value ($)
SPDR S&P 500 ETF Trust	320,594	77,404,216
Total Exchange-Traded Funds (Cost $65,690,345)		77,404,216

Money Market Funds 2.5%

Columbia Short-Term Cash Fund, 0.916%(a),(b)	261,665,545	261,665,545
Total Money Market Funds (Cost $261,666,251)		261,665,545
Total Investments (Cost: $6,628,700,457)		10,348,007,876
Other Assets & Liabilities, Net		11,388,544
Net Assets		10,359,396,420

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2017.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.916%	383,359,315	1,105,580,516	(1,227,274,286)	261,665,545	7,075	1,256,955	261,665,545
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	999,867,273	—	—	—	999,867,273
Consumer Staples	1,215,965,399	—	—	—	1,215,965,399
Energy	525,274,340	—	—	—	525,274,340
Financials	1,680,031,174	—	—	—	1,680,031,174
Health Care	1,131,690,362	—	—	—	1,131,690,362
Industrials	1,515,283,968	—	—	—	1,515,283,968
Information Technology	1,615,802,901	—	—	—	1,615,802,901
Materials	221,054,607	—	—	—	221,054,607
Real Estate	348,491,999	—	—	—	348,491,999
Telecommunication Services	228,204,342	—	—	—	228,204,342
Utilities	510,949,560	—	—	—	510,949,560
Total Common Stocks	9,992,615,925	—	—	—	9,992,615,925
Convertible Preferred Stocks
Energy	16,322,190	—	—	—	16,322,190
Exchange-Traded Funds	77,404,216	—	—	—	77,404,216
Money Market Funds	—	—	—	261,665,545	261,665,545
Total Investments	10,086,342,331	—	—	261,665,545	10,348,007,876
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2017	11

Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$6,367,034,206
Affiliated issuers, at cost	261,666,251
Total investments, at cost	6,628,700,457
Investments, at value
Unaffiliated issuers, at value	10,086,342,331
Affiliated issuers, at value	261,665,545
Total investments, at value	10,348,007,876
Receivable for:
Capital shares sold	8,700,810
Dividends	28,399,401
Prepaid expenses	8,166
Trustees’ deferred compensation plan	292,074
Total assets	10,385,408,327
Liabilities
Payable for:
Capital shares purchased	23,799,071
Management services fees	159,307
Distribution and/or service fees	34,905
Transfer agent fees	1,482,054
Compensation of board members	243
Compensation of chief compliance officer	738
Other expenses	243,515
Trustees’ deferred compensation plan	292,074
Total liabilities	26,011,907
Net assets applicable to outstanding capital stock	$10,359,396,420
Represented by
Paid in capital	6,516,947,550
Undistributed net investment income	30,021,301
Accumulated net realized gain	93,120,150
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	3,719,308,125
Investments - affiliated issuers	(706)
Total - representing net assets applicable to outstanding capital stock	$10,359,396,420
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Income Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
May 31, 2017
Class A
Net assets	$1,750,089,632
Shares outstanding	85,531,891
Net asset value per share	$20.46
Maximum offering price per share(a)	$21.71
Class B
Net assets	$1,109,735
Shares outstanding	55,901
Net asset value per share	$19.85
Class C
Net assets	$764,035,658
Shares outstanding	38,515,042
Net asset value per share	$19.84
Class R
Net assets	$99,305,254
Shares outstanding	4,852,007
Net asset value per share	$20.47
Class R4
Net assets	$390,004,022
Shares outstanding	18,753,925
Net asset value per share	$20.80
Class R5
Net assets	$524,608,189
Shares outstanding	25,240,303
Net asset value per share	$20.78
Class T(b)
Net assets	$58,690
Shares outstanding	2,870
Net asset value per share	$20.45
Maximum offering price per share(c)	$20.97
Class V(d)
Net assets	$78,342,421
Shares outstanding	3,827,136
Net asset value per share	$20.47
Maximum offering price per share(e)	$21.72
Class Y
Net assets	$610,881,702
Shares outstanding	29,363,517
Net asset value per share	$20.80
Class Z
Net assets	$6,140,961,117
Shares outstanding	299,781,516
Net asset value per share	$20.48

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
(d)	Effective January 24, 2017, Class T shares were renamed Class V shares.
(e)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class V.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2017	13

Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$264,906,364
Dividends — affiliated issuers	1,256,956
Foreign taxes withheld	(196,679)
Total income	265,966,641
Expenses:
Management services fees	54,720,306
Distribution and/or service fees
Class A	5,750,410
Class B	35,702
Class C	7,385,509
Class R	463,216
Class T(a)	224
Class V(b)	190,638
Transfer agent fees
Class A	3,932,936
Class B	6,146
Class C	1,261,561
Class I(c)	2,841
Class R	158,220
Class R4	524,404
Class R5	260,988
Class T(a)	154
Class V(b)	130,325
Class Y	20,952
Class Z	8,973,708
Compensation of board members	189,021
Custodian fees	56,146
Printing and postage fees	447,062
Registration fees	301,122
Audit fees	32,034
Legal fees	289,384
Compensation of chief compliance officer	4,353
Other	258,625
Total expenses	85,395,987
Expense reduction	(3,200)
Total net expenses	85,392,787
Net investment income	180,573,854
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	166,170,298
Investments — affiliated issuers	7,075
Foreign currency translations	(4,537)
Net realized gain	166,172,836
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,075,003,300
Investments — affiliated issuers	(706)
Net change in unrealized appreciation (depreciation)	1,075,002,594
Net realized and unrealized gain	1,241,175,430
Net increase in net assets resulting from operations	$1,421,749,284

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective January 24, 2017, Class T shares were renamed Class V shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Income Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended May 31, 2017	Year Ended May 31, 2016
Operations
Net investment income	$180,573,854	$157,010,028
Net realized gain	166,172,836	208,460,952
Net change in unrealized appreciation (depreciation)	1,075,002,594	(3,768,566)
Net increase in net assets resulting from operations	1,421,749,284	361,702,414
Distributions to shareholders
Net investment income
Class A	(37,627,869)	(55,027,655)
Class B	(35,879)	(112,945)
Class C	(7,060,195)	(11,192,608)
Class I(a)	(2,814,423)	(5,472,958)
Class R	(1,306,961)	(1,817,441)
Class R4	(5,575,531)	(4,735,609)
Class R5	(9,356,423)	(9,885,264)
Class T(b)	(1,462)	(3,106)
Class V(c)	(1,272,666)	(1,831,540)
Class Y	(6,330,936)	(5,350,267)
Class Z	(101,128,414)	(120,411,297)
Net realized gains
Class A	(56,795,302)	(111,629,908)
Class B	(93,412)	(323,970)
Class C	(17,670,070)	(33,162,014)
Class I(a)	(2,693,321)	(8,564,828)
Class R	(2,165,669)	(4,164,077)
Class R4	(6,865,325)	(9,046,224)
Class R5	(10,746,353)	(17,781,173)
Class T(b)	(2,264)	(5,560)
Class V(c)	(1,762,889)	(3,737,695)
Class Y	(7,726,783)	(9,507,811)
Class Z	(117,094,884)	(223,233,007)
Total distributions to shareholders	(396,127,031)	(636,996,957)
Increase in net assets from capital stock activity	280,181,713	266,419,122
Total increase (decrease) in net assets	1,305,803,966	(8,875,421)
Net assets at beginning of year	9,053,592,454	9,062,467,875
Net assets at end of year	$10,359,396,420	$9,053,592,454
Undistributed net investment income	$30,021,301	$22,839,914

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	Effective January 24, 2017, Class T shares were renamed Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	29,695,879	567,733,173	30,044,947	544,040,351
Distributions reinvested	4,571,689	87,268,866	8,754,726	153,461,192
Redemptions	(77,924,997)	(1,532,793,249)	(41,481,154)	(747,383,055)
Net decrease	(43,657,429)	(877,791,210)	(2,681,481)	(49,881,512)
Class B
Subscriptions	6,694	127,739	10,472	182,644
Distributions reinvested	5,693	105,580	20,705	352,479
Redemptions (a)	(220,684)	(4,194,521)	(221,027)	(3,883,553)
Net decrease	(208,297)	(3,961,202)	(189,850)	(3,348,430)
Class C
Subscriptions	7,689,756	143,049,052	6,671,910	116,143,870
Distributions reinvested	1,099,241	20,414,237	2,118,177	36,003,454
Redemptions	(8,982,100)	(168,696,541)	(6,072,143)	(106,230,711)
Net increase (decrease)	(193,103)	(5,233,252)	2,717,944	45,916,613
Class I(b)
Subscriptions	1,352,872	25,226,903	6,746,241	120,049,859
Distributions reinvested	288,336	5,507,628	797,214	14,037,585
Redemptions	(11,082,601)	(216,652,243)	(10,599,392)	(194,815,866)
Net decrease	(9,441,393)	(185,917,712)	(3,055,937)	(60,728,422)
Class R
Subscriptions	1,293,128	24,831,054	1,304,089	23,619,929
Distributions reinvested	161,141	3,084,149	306,136	5,366,096
Redemptions	(1,217,628)	(23,505,280)	(1,590,754)	(28,645,921)
Net increase	236,641	4,409,923	19,471	340,104
Class R4
Subscriptions	9,947,550	194,943,152	7,215,555	131,875,625
Distributions reinvested	574,766	11,180,689	670,352	11,918,272
Redemptions	(4,106,859)	(80,789,222)	(4,817,980)	(88,710,635)
Net increase	6,415,457	125,334,619	3,067,927	55,083,262
Class R5
Subscriptions	7,235,464	141,396,798	9,551,777	176,029,543
Distributions reinvested	1,003,214	19,477,627	1,516,893	26,966,555
Redemptions	(5,254,991)	(103,257,837)	(5,003,726)	(91,544,963)
Net increase	2,983,687	57,616,588	6,064,944	111,451,135
Class T(c)
Distributions reinvested	189	3,621	483	8,476
Redemptions	(2,632)	(52,712)	(3,772)	(69,255)
Net decrease	(2,443)	(49,091)	(3,289)	(60,779)
Class V(d)
Subscriptions	43,144	830,934	68,236	1,211,885
Distributions reinvested	127,283	2,434,352	256,403	4,495,643
Redemptions	(423,748)	(8,197,473)	(501,788)	(9,216,770)
Net decrease	(253,321)	(4,932,187)	(177,149)	(3,509,242)
Class Y(b)
Subscriptions	20,553,514	407,513,662	4,479,377	82,362,611
Distributions reinvested	695,268	13,532,540	820,902	14,606,163
Redemptions	(4,068,442)	(79,569,159)	(1,974,589)	(36,311,263)
Net increase	17,180,340	341,477,043	3,325,690	60,657,511
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Income Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	112,856,692	2,212,408,393	52,334,824	937,290,640
Distributions reinvested	6,098,628	116,881,045	9,975,763	175,050,909
Redemptions	(77,553,354)	(1,500,061,244)	(55,459,993)	(1,001,842,667)
Net increase	41,401,966	829,228,194	6,850,594	110,498,882
Total net increase	14,462,105	280,181,713	15,938,864	266,419,122

(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(d)	Effective January 24, 2017, Class T shares were renamed Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
5/31/2017	$18.43	0.34	2.46	2.80	(0.32)	(0.45)
5/31/2016	$19.07	0.32	0.43	0.75	(0.45)	(0.94)
5/31/2015	$19.02	0.48	1.17	1.65	(0.40)	(1.20)
5/31/2014	$17.05	0.35	2.20	2.55	(0.34)	(0.24)
5/31/2013	$13.96	0.34	3.09	3.43	(0.34)	—
Class B
5/31/2017	$17.89	0.18	2.41	2.59	(0.18)	(0.45)
5/31/2016	$18.55	0.17	0.42	0.59	(0.31)	(0.94)
5/31/2015	$18.54	0.30	1.16	1.46	(0.25)	(1.20)
5/31/2014	$16.64	0.21	2.14	2.35	(0.21)	(0.24)
5/31/2013	$13.63	0.22	3.02	3.24	(0.23)	—
Class C
5/31/2017	$17.88	0.18	2.41	2.59	(0.18)	(0.45)
5/31/2016	$18.54	0.18	0.41	0.59	(0.31)	(0.94)
5/31/2015	$18.53	0.34	1.12	1.46	(0.25)	(1.20)
5/31/2014	$16.63	0.21	2.13	2.34	(0.20)	(0.24)
5/31/2013	$13.62	0.22	3.02	3.24	(0.23)	—
Class R
5/31/2017	$18.43	0.29	2.47	2.76	(0.27)	(0.45)
5/31/2016	$19.07	0.27	0.43	0.70	(0.40)	(0.94)
5/31/2015	$19.02	0.44	1.16	1.60	(0.35)	(1.20)
5/31/2014	$17.05	0.31	2.19	2.50	(0.29)	(0.24)
5/31/2013	$13.96	0.30	3.09	3.39	(0.30)	—
Class R4
5/31/2017	$18.71	0.39	2.52	2.91	(0.37)	(0.45)
5/31/2016	$19.34	0.37	0.44	0.81	(0.50)	(0.94)
5/31/2015	$19.27	0.57	1.14	1.71	(0.44)	(1.20)
5/31/2014	$17.27	0.42	2.20	2.62	(0.38)	(0.24)
5/31/2013 (d)	$14.65	0.20	2.60	2.80	(0.18)	—
Class R5
5/31/2017	$18.71	0.41	2.50	2.91	(0.39)	(0.45)
5/31/2016	$19.33	0.39	0.45	0.84	(0.52)	(0.94)
5/31/2015	$19.26	0.62	1.12	1.74	(0.47)	(1.20)
5/31/2014	$17.26	0.43	2.21	2.64	(0.40)	(0.24)
5/31/2013 (f)	$14.65	0.22	2.58	2.80	(0.19)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.77)	$20.46	15.52%	1.00%	1.00% (c)	1.74%	16%	$1,750,090
(1.39)	$18.43	4.42%	1.02%	1.02% (c)	1.74%	25%	$2,380,538
(1.60)	$19.07	9.08%	1.02%	1.02% (c)	2.52%	27%	$2,514,422
(0.58)	$19.02	15.25%	1.02%	1.02% (c)	1.96%	19%	$2,556,782
(0.34)	$17.05	24.91%	1.04%	1.03% (c)	2.20%	24%	$2,518,406

(0.63)	$19.85	14.72%	1.75%	1.75% (c)	0.98%	16%	$1,110
(1.25)	$17.89	3.62%	1.78%	1.78% (c)	0.98%	25%	$4,728
(1.45)	$18.55	8.26%	1.77%	1.77% (c)	1.60%	27%	$8,423
(0.45)	$18.54	14.33%	1.77%	1.77% (c)	1.22%	19%	$12,896
(0.23)	$16.64	23.99%	1.79%	1.77% (c)	1.47%	24%	$15,034

(0.63)	$19.84	14.73%	1.75%	1.75% (c)	0.99%	16%	$764,036
(1.25)	$17.88	3.62%	1.78%	1.78% (c)	1.00%	25%	$692,229
(1.45)	$18.54	8.26%	1.77%	1.77% (c)	1.83%	27%	$667,300
(0.44)	$18.53	14.33%	1.77%	1.77% (c)	1.24%	19%	$601,468
(0.23)	$16.63	24.00%	1.79%	1.78% (c)	1.45%	24%	$459,966

(0.72)	$20.47	15.29%	1.25%	1.25% (c)	1.49%	16%	$99,305
(1.34)	$18.43	4.15%	1.27%	1.27% (c)	1.49%	25%	$85,066
(1.55)	$19.07	8.80%	1.27%	1.27% (c)	2.28%	27%	$87,646
(0.53)	$19.02	14.96%	1.27%	1.27% (c)	1.73%	19%	$87,406
(0.30)	$17.05	24.60%	1.29%	1.28% (c)	1.95%	24%	$72,979

(0.82)	$20.80	15.89%	0.75%	0.75% (c)	1.99%	16%	$390,004
(1.44)	$18.71	4.67%	0.77%	0.77% (c)	2.01%	25%	$230,893
(1.64)	$19.34	9.33%	0.77%	0.77% (c)	2.93%	27%	$179,306
(0.62)	$19.27	15.51%	0.77%	0.77% (c)	2.29%	19%	$123,274
(0.18)	$17.27	19.22%	0.82% (e)	0.82% (e)	2.17% (e)	24%	$37,359

(0.84)	$20.78	15.92%	0.63%	0.63%	2.10%	16%	$524,608
(1.46)	$18.71	4.88%	0.64%	0.64%	2.14%	25%	$416,310
(1.67)	$19.33	9.48%	0.63%	0.63%	3.19%	27%	$313,051
(0.64)	$19.26	15.68%	0.64%	0.64%	2.41%	19%	$156,525
(0.19)	$17.26	19.27%	0.65% (e)	0.65% (e)	2.41% (e)	24%	$64,986
Columbia Dividend Income Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class T(g)
5/31/2017	$18.42	0.34	2.46	2.80	(0.32)	(0.45)
5/31/2016	$19.06	0.32	0.43	0.75	(0.45)	(0.94)
5/31/2015	$19.01	0.47	1.18	1.65	(0.40)	(1.20)
5/31/2014	$17.05	0.31	2.23	2.54	(0.34)	(0.24)
5/31/2013	$13.96	0.33	3.10	3.43	(0.34)	—
Class V(h)
5/31/2017	$18.43	0.33	2.48	2.81	(0.32)	(0.45)
5/31/2016	$19.07	0.32	0.43	0.75	(0.45)	(0.94)
5/31/2015	$19.02	0.48	1.16	1.64	(0.39)	(1.20)
5/31/2014	$17.05	0.34	2.20	2.54	(0.33)	(0.24)
5/31/2013	$13.96	0.33	3.09	3.42	(0.33)	—
Class Y
5/31/2017	$18.72	0.43	2.50	2.93	(0.40)	(0.45)
5/31/2016	$19.35	0.40	0.44	0.84	(0.53)	(0.94)
5/31/2015	$19.27	0.66	1.10	1.76	(0.48)	(1.20)
5/31/2014	$17.27	0.47	2.18	2.65	(0.41)	(0.24)
5/31/2013 (i)	$14.66	0.23	2.58	2.81	(0.20)	—
Class Z
5/31/2017	$18.45	0.38	2.47	2.85	(0.37)	(0.45)
5/31/2016	$19.09	0.36	0.44	0.80	(0.50)	(0.94)
5/31/2015	$19.03	0.53	1.18	1.71	(0.45)	(1.20)
5/31/2014	$17.07	0.39	2.19	2.58	(0.38)	(0.24)
5/31/2013	$13.97	0.38	3.10	3.48	(0.38)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(h)	Effective January 24, 2017, Class T shares were renamed Class V shares.
(i)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Dividend Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.77)	$20.45	15.53%	1.00%	1.00% (c)	1.74%	16%	$59
(1.39)	$18.42	4.43%	1.02%	1.02% (c)	1.72%	25%	$98
(1.60)	$19.06	9.09%	1.02%	1.02% (c)	2.47%	27%	$164
(0.58)	$19.01	15.21%	1.00%	1.00% (c)	1.75%	19%	$193
(0.34)	$17.05	24.91%	1.04%	1.02% (c)	2.20%	24%	$9,373

(0.77)	$20.47	15.58%	1.00%	1.00% (c)	1.74%	16%	$78,342
(1.39)	$18.43	4.42%	1.02%	1.02% (c)	1.74%	25%	$75,218
(1.59)	$19.07	9.03%	1.04%	1.04% (c)	2.49%	27%	$81,206
(0.57)	$19.02	15.19%	1.07%	1.07% (c)	1.92%	19%	$85,511
(0.33)	$17.05	24.85%	1.09%	1.08% (c)	2.16%	24%	$84,342

(0.85)	$20.80	16.03%	0.59%	0.59%	2.17%	16%	$610,882
(1.47)	$18.72	4.87%	0.59%	0.59%	2.19%	25%	$228,089
(1.68)	$19.35	9.59%	0.59%	0.59%	3.41%	27%	$171,392
(0.65)	$19.27	15.72%	0.59%	0.59%	2.58%	19%	$78,674
(0.20)	$17.27	19.29%	0.60% (e)	0.60% (e)	2.49% (e)	24%	$1,190

(0.82)	$20.48	15.79%	0.75%	0.75% (c)	1.98%	16%	$6,140,961
(1.44)	$18.45	4.69%	0.77%	0.77% (c)	2.00%	25%	$4,766,037
(1.65)	$19.09	9.40%	0.77%	0.77% (c)	2.76%	27%	$4,800,733
(0.62)	$19.03	15.46%	0.77%	0.77% (c)	2.22%	19%	$5,062,852
(0.38)	$17.07	25.27%	0.79%	0.78% (c)	2.46%	24%	$4,846,586
Columbia Dividend Income Fund | Annual Report 2017	21

Notes to Financial Statements
May 31, 2017
Note 1. Organization
Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective on or about July 17, 2017, Class B shares will automatically convert to Class A shares and the Fund will no longer accept investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class V shares (formerly Class T shares) are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations. Effective January 24, 2017, Class T shares were renamed Class V shares.
22	Columbia Dividend Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Dividend Income Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
May 31, 2017
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
24	Columbia Dividend Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2017 was 0.56% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Dividend Income Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
May 31, 2017
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I, prior to March 27, 2017 were, and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Class B	0.17
Class C	0.17
Class I	0.003 (a),(b)
Class R	0.17
Class R4	0.17
Class R5	0.055
Class T	0.17
Class V	0.17
Class Y	0.006
Class Z	0.17

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $3,200.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class T shares of the Fund, respectively.
26	Columbia Dividend Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	3,148,937
Class B	1,165
Class C	61,221
Class V	1,586
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	October 1, 2016 through Septemeber 30, 2017	Prior to October 1, 2016
Class A	1.190%	1.13%
Class B	1.940	1.88
Class C	1.940	1.88
Class R	1.440	1.38
Class R4	0.940	0.88
Class R5	0.860	0.79
Class T	1.190	1.13
Class V	1.190	1.13
Class Y	0.810	0.74
Class Z	0.940	0.88
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest,
Columbia Dividend Income Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
May 31, 2017
infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(881,708)	881,708	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
May 31, 2017			May 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
172,510,759	223,616,272	396,127,031	220,439,013	416,557,944	636,996,957
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
30,313,375	96,073,861	—	3,716,353,708
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,631,654,168	3,732,915,315	(16,561,607)	3,716,353,708
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
28	Columbia Dividend Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,654,676,871 and $1,538,971,045, respectively, for the year ended May 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2017.
Note 8. Significant risks
Shareholder concentration risk
At May 31, 2017, unaffiliated shareholders of record owned 39.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 13.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates
Columbia Dividend Income Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
May 31, 2017
to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Dividend Income Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Dividend Income Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Income Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
Columbia Dividend Income Fund | Annual Report 2017	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$175,460,757
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Dividend Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Dividend Income Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
34	Columbia Dividend Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Dividend Income Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Dividend Income Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Dividend Income Fund | Annual Report 2017	37

Columbia Dividend Income Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN139_05_G01_(07/17)

Annual Report
May 31, 2017
Columbia High Yield Municipal Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia High Yield Municipal Fund   |  Annual Report 2017

Columbia High Yield Municipal Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia High Yield Municipal Fund (the Fund) seeks total return, consisting of current income exempt from federal income tax and capital appreciation.
Portfolio management
Chad Farrington, CFA
Co-manager
Managed Fund since 2009
Catherine Stienstra
Co-manager
Managed Fund since October 2016
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	1.81	4.75	4.17
	Including sales charges		-1.27	4.12	3.86
Class B	Excluding sales charges	07/15/02	1.05	3.97	3.40
	Including sales charges		-3.83	3.63	3.40
Class C	Excluding sales charges	07/15/02	1.15	4.10	3.54
	Including sales charges		0.17	4.10	3.54
Class R4 *		03/19/13	1.92	4.97	4.38
Class R5 *		11/08/12	2.00	5.06	4.43
Class Y *		03/01/17	2.03	4.96	4.38
Class Z		03/05/84	2.01	4.96	4.38
Blended Benchmark			3.35	4.59	4.56
Bloomberg Barclays High Yield Municipal Bond Index			4.60	5.42	4.46
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. As of May 31, 2017, the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares and the Fund no longer accepts investments by new or existing investors in Class B shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, consists of a 60% weighting of the Bloomberg Barclays High Yield Municipal Bond Index and a 40% weighting of the Bloomberg Barclays Municipal Bond Index.
The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays High Yield Municipal Bond Index is comprised of bonds with maturities greater than one-year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than “BB+” or equivalent by any of the three principal rating agencies.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia High Yield Municipal Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2007 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at May 31, 2017)
AAA rating	1.7
AA rating	8.9
A rating	19.2
BBB rating	24.4
BB rating	7.1
B rating	1.3
CC rating	0.3
C rating	1.3
Not rated	35.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at May 31, 2017)
Illinois	10.4
Florida	10.3
California	9.0
Texas	8.3
Pennsylvania	5.7
New York	5.3
Michigan	3.3
New Jersey	2.9
Georgia	2.9
Colorado	2.9
Percentages indicated are based upon total investments.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia High Yield Municipal Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2017, Class A shares of the Fund returned 1.81% excluding sales charges. Class Z shares of the Fund returned 2.01% for the same 12 months. During the same time period, the Fund’s Blended Benchmark returned 3.35%, and the Bloomberg Barclays High Yield Municipal Bond Index returned 4.60%.
Uneven performance for municipal bonds
The municipal bond market experienced a fair amount of volatility during the 12 months ended May 31, 2017. Yields reached historic lows at the beginning of the period (indicating strength in prices), but the combination of large new issue supply and an unexpected presidential election result led to a sharp, but brief, downturn in November 2016. Strong demand for municipal bonds — together with lower new issue supply — fueled a return of positive momentum from December onward, but yields nonetheless closed above where they stood at the beginning of the reporting period.
With the exception of difficulties experienced by a handful of selected issuers, credit conditions generally remained stable. However, yield spreads widened following the election and remained attractive in certain sectors at the end of the period. Tobacco was once again the best performing sector, as above-average yields attracted robust investor demand.
Contributors and detractors
Three factors stood out as being notable causes for the Fund’s underperformance relative to its benchmark.
First, the Fund held an underweight position in tobacco securitization debt (i.e., bonds issued by state governments that are backed by legal settlement payments from tobacco companies). Tobacco is one of the largest sector weightings in the Fund’s Blended Benchmark, but the Fund is typically underweight the group since it is one of the most volatile segments of the municipal market. With that said, we took advantage of the downturn that followed the November election to increase the Fund’s tobacco allocation at what we believed to be attractive levels. As prices rebounded and approached par later in the period, we reduced exposure to the sector.
Second, the Fund’s underweight in Puerto Rico weighed on performance as certain securities rebounded from the very distressed levels of mid-2016. We increased the extent of the underweight later in the period due to what we saw as diminished recovery prospects.
Third, the underperformance of several high-yield holdings in the Fund that either defaulted or experienced distress detracted from performance. Notable defaults included Allen Academy Charter School (Michigan), UTS Bioenergy (a California-based operator of fuel-cell plants), and Louisiana Pellets, a maker of wood pellets that sold its properties in bankruptcy. Texas Pellets, which encountered problems with one of its facilities as it moved toward a bankruptcy auction, further detracted. A position in the Florida-based fertilizer company Annuvia, which suffered operational problems stemming from waste disposal issues, also negatively impacted the Fund’s performance.
On the plus side, we added value by having an underweight in short-maturity bonds. Short-term issues have a higher degree of sensitivity to U.S. Federal Reserve (Fed) policy, which was a headwind at a time in which the Fed was raising rates. Certain holdings in local general obligation bonds, namely Chicago and Atlantic City, contributed positively as improving fundamental news led to stronger sentiment regarding their credit quality. Overweight allocations to high-yield sectors, namely continuing care retirement communities (CCRCs) and charter schools, performed well due to the robust demand for higher yielding investments.
A risk-conscious approach
In terms of our portfolio activity, we generally sought to maintain buying discipline early in the period given that yields were near all-time lows. The Fund’s overall credit quality shifted higher in this time, reflecting tighter yield spreads and a dearth of compelling opportunities in the high-yield segment. However, as yields rose in late 2016, we were able to find some attractive opportunities among lower quality issues. The Fund’s average credit quality composition ended the annual period slightly lower than where it began.
4	Columbia High Yield Municipal Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
The market’s overall credit quality remained stable at the close of May, and investors had segregated Puerto Rico as a unique situation. Nevertheless, Illinois attracted attention as the political stalemate on balancing its budget continued. Developments in Illinois may carry risks for the broader market, particularly if bondholders’ strong legal protections are questioned and applied to other, weaker bonds. Accordingly, we continue to closely monitor credit conditions in the state.
We maintained a higher quality bias, with the majority of the portfolio allocated to investment-grade bonds at the end of the period. In addition, we retained a high level of selectivity in adding lower quality securities given where we believe we are in the economic cycle. The Fund held a longer duration (higher interest-rate sensitivity) than the benchmark at the end of the period, based on our broader view that deflationary forces and lower odds of significant economic growth may constrain the possible upside for rates.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia High Yield Municipal Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 – May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,050.50	1,020.64	4.40	4.33	0.86
Class B	1,000.00	1,000.00	1,046.60	1,016.90	8.21	8.10	1.61
Class C	1,000.00	1,000.00	1,047.10	1,017.40	7.71	7.59	1.51
Class R4	1,000.00	1,000.00	1,051.50	1,021.64	3.38	3.33	0.66
Class R5	1,000.00	1,000.00	1,052.00	1,022.04	2.97	2.92	0.58
Class Y	1,000.00	1,000.00	1,028.60 (a)	1,022.29	1.33 (a)	2.67	0.53 (a)
Class Z	1,000.00	1,000.00	1,051.60	1,021.64	3.38	3.33	0.66
(a) Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
6	Columbia High Yield Municipal Fund | Annual Report 2017

Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Floating Rate Notes 1.0%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Minnesota 0.3%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(a)
Revenue Bonds
VRDN Series 2009B-1
11/15/2035	0.780%	2,300,000	2,300,000
New Hampshire 0.2%
New Hampshire Health & Education Facilities Authority Act(a)
Revenue Bonds
University of New Hampshire VRDN Series 2012B-2
07/01/2033	0.770%	1,250,000	1,250,000
New York 0.5%
City of New York(a)
Unlimited General Obligation Bonds
Fiscal 2015 VRDN Subordinated Series 2015
06/01/2044	0.790%	1,200,000	1,200,000
VRDN Subordinated Series 2014D-3
10/01/2039	0.790%	3,100,000	3,100,000
Total			4,300,000
Total Floating Rate Notes (Cost $7,850,000)			7,850,000

Municipal Bonds 97.9%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 1.0%
Lower Alabama Gas District (The)
Revenue Bonds
Series 2016A
09/01/2046	5.000%	4,215,000	5,241,310
State of Alabama Docks Department(b)
Refunding Revenue Bonds
Docks Facilities Series 2017A (AGM) AMT
10/01/2032	5.000%	2,500,000	2,914,725
Total			8,156,035
Arizona 2.0%
Industrial Development Authority of the County of Pima (The)
Revenue Bonds
American Charter Schools Foundation Series 2007A
07/01/2038	5.625%	3,840,000	3,855,091
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public Series 2016
02/15/2036	5.000%	1,200,000	1,284,684
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Charter School Solutions - Harmony Public Series 2016
02/15/2046	5.000%	1,500,000	1,564,410
Maricopa County Industrial Development Authority(c)
Revenue Bonds
Christian Care Surprise, Inc. Project Series 2016
01/01/2048	6.000%	3,595,000	3,538,379
Maricopa County Pollution Control Corp.
Revenue Bonds
El Paso Electric Co. Project Series 2009B
04/01/2040	7.250%	3,600,000	3,961,296
Surprise Municipal Property Corp.
Revenue Bonds
Series 2007
04/01/2032	4.900%	2,000,000	2,010,780
Total			16,214,640
California 8.9%
Alameda Corridor Transportation Authority
Refunding Revenue Bonds
2nd Subordinated Lien Series 2016B
10/01/2035	5.000%	1,000,000	1,143,330
California Health Facilities Financing Authority
Refunding Revenue Bonds
Northern California Presbyterian Homes Series 2015
07/01/2039	5.000%	900,000	1,022,796
California Municipal Finance Authority(b),(c)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities Series 2011 AMT
12/01/2032	7.500%	1,835,000	458,750
California Pollution Control Financing Authority(b),(c)
Revenue Bonds
Aemerge Redpak Services Southern California, LLC Project Series 2016 AMT
12/01/2027	7.000%	2,500,000	2,443,150
California State Public Works Board
Refunding Revenue Bonds
Various Capital Projects Series 2012G
11/01/2037	5.000%	1,250,000	1,426,413
California Statewide Communities Development Authority
Refunding Revenue Bonds
899 Charleston Project Series 2014A
11/01/2044	5.250%	1,500,000	1,541,175

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
May 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
American Baptist Homes West Series 2010
10/01/2039	6.250%	2,750,000	3,004,485
Loma Linda University Medical Center Series 2014
12/01/2054	5.500%	5,000,000	5,468,300
Chino Public Financing Authority
Refunding Special Tax Bonds
Series 2012
09/01/2034	5.000%	1,775,000	1,912,474
City of Carson
Special Assessment Bonds
Assessment District No. 92-1 Series 1992
09/02/2022	7.375%	60,000	60,596
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/2045	5.000%	500,000	547,680
City of Los Angeles Department of Airports(b)
Revenue Bonds
Senior Series 2015A AMT
05/15/2027	5.000%	1,250,000	1,497,775
City of Santa Maria Water & Wastewater(d)
Refunding Revenue Bonds
Series 2012A
02/01/2025	0.000%	3,100,000	2,413,102
City of Upland
Certificate of Participation
San Antonio Community Hospital Series 2011
01/01/2041	6.500%	5,000,000	5,630,050
Compton Unified School District(d)
Unlimited General Obligation Bonds
Election of 2002 - Capital Appreciation Series 2006C
06/01/2025	0.000%	2,310,000	1,914,967
County of Sacramento Airport System
Revenue Bonds
Subordinated Series 2009D
07/01/2035	6.000%	2,500,000	2,628,325
Empire Union School District(d)
Special Tax Bonds
Communities Facilities District No. 1987-1 Series 2002A (AMBAC)
10/01/2021	0.000%	1,665,000	1,509,189
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien Series 2014C
01/15/2043	6.500%	5,000,000	5,992,250
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hesperia Public Financing Authority
Tax Allocation Bonds
Redevelopment & Housing Projects Series 2007A (SGI)
09/01/2027	5.500%	5,430,000	5,470,182
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/2039	6.500%	5,000,000	7,149,150
Oakdale Public Financing Authority
Tax Allocation Bonds
Central City Redevelopment Project Series 2004
06/01/2033	5.375%	2,000,000	2,002,040
Palomar Health
Certificate of Participation
Series 2010
11/01/2041	6.000%	2,500,000	2,724,600
Refunding Revenue Bonds
Series 2016
11/01/2036	5.000%	1,845,000	2,023,430
San Diego Public Facilities Financing Authority
Refunding Revenue Bonds
Ballpark Series 2016
10/15/2031	5.000%	650,000	763,464
State of California
Unlimited General Obligation Bonds
Various Purpose Series 2012
04/01/2042	5.000%	3,000,000	3,390,420
State of California Department of Veterans Affairs
Revenue Bonds
Series 2012A
12/01/2025	3.500%	3,760,000	3,965,371
University of California
Refunding Revenue Bonds
Limited Project Series 2015I
05/15/2027	5.000%	2,000,000	2,437,700
Total			70,541,164
Colorado 2.9%
Colliers Hill Metropolitan District No. 2
Limited General Obligation Bonds
Senior Bonds Series 2017A
12/01/2047	6.500%	4,380,000	4,442,722

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Municipal Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado Health Facilities Authority
Refunding Revenue Bonds
NCMC, Inc. Project Series 2016
05/15/2032	4.000%	3,535,000	3,805,003
Revenue Bonds
Senior Living - Ralston Creek at Arvada Series 2017
11/01/2052	6.000%	5,000,000	4,999,700
Leyden Rock Metropolitan District No. 10
Limited General Obligation Bonds
Series 2016A
12/01/2045	5.000%	1,000,000	1,002,480
Palisade Metropolitan District No. 2
Limited General Obligation Bonds
Series 2016
12/01/2046	5.000%	1,500,000	1,434,105
Regional Transportation District
Certificate of Participation
Series 2014A
06/01/2039	5.000%	5,000,000	5,606,600
Sierra Ridge Metropolitan District No. 2
Senior Limited General Obligation Bonds
Series 2016A
12/01/2046	5.500%	1,500,000	1,527,195
Total			22,817,805
Connecticut 0.9%
Connecticut State Health & Educational Facility Authority(c)
Revenue Bonds
Church Home of Hartford, Inc. Project Series 2016
09/01/2053	5.000%	1,750,000	1,752,433
Harbor Point Infrastructure Improvement District
Tax Allocation Bonds
Harbor Point Project Series 2010A
04/01/2039	7.875%	4,000,000	4,469,000
Mohegan Tribe of Indians of Connecticut(c),(e)
Revenue Bonds
Public Improvement-Priority Distribution Series 2003
01/01/2033	5.250%	1,000,000	907,750
Total			7,129,183
Delaware 0.2%
Centerline Equity Issuer Trust(b),(c)
Secured AMT
05/14/2004
05/15/2019	6.300%	1,000,000	1,082,950
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Wilmington(b)
Revenue Bonds
Housing-Electra Arms Senior Associates Project Series 1998 AMT
06/01/2028	6.250%	595,000	595,381
Total			1,678,331
District of Columbia 0.6%
Metropolitan Washington Airports Authority(b)
Revenue Bonds
Airport System Series 2012A AMT
10/01/2024	5.000%	4,000,000	4,686,920
Florida 10.2%
Capital Trust Agency, Inc.(c)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project Series 2015
12/01/2050	7.125%	2,000,000	2,014,920
Capital Trust Agency, Inc.(f)
Revenue Bonds
Atlantic Housing Foundation Subordinated Series 2008B
07/15/2032	0.000%	1,370,000	1,027,514
City of Lakeland
Refunding Revenue Bonds
1st Mortgage-Carpenters Home Estates Series 2008
01/01/2028	6.250%	675,000	697,997
1st Mortgage-Carpenters Home Estates Series 2008
01/01/2043	6.375%	2,250,000	2,323,935
Revenue Bonds
Lakeland Regional Health Series 2015
11/15/2040	5.000%	5,000,000	5,509,050
City of Tallahassee
Revenue Bonds
Tallahassee Memorial Healthcare, Inc. Project Series 2016
12/01/2055	5.000%	3,000,000	3,230,040
County of Miami-Dade(d)
Revenue Bonds
Capital Appreciation Subordinated Series 2009B
10/01/2041	0.000%	10,000,000	3,501,000
County of Miami-Dade
Subordinated Refunding Revenue Bonds
Series 2012B
10/01/2037	5.000%	1,530,000	1,704,451

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
May 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Miami-Dade Aviation
Refunding Revenue Bonds
Series 2016
10/01/2030	5.000%	1,310,000	1,548,171
Florida Development Finance Corp.(c)
Revenue Bonds
Miami Arts Charter School Project Series 2014A
06/15/2044	6.000%	6,100,000	6,265,127
Renaissance Charter School Series 2015
06/15/2046	6.125%	4,900,000	5,017,110
Southwest Charter Foundation, Inc. Project Series 2017A
06/15/2047	6.125%	5,360,000	5,423,891
Florida Development Finance Corp.
Revenue Bonds
Renaissance Charter School Series 2010A
09/15/2040	6.000%	3,750,000	3,864,375
Renaissance Charter School Series 2012A
06/15/2043	6.125%	5,500,000	5,896,275
Renaissance Charter School Projects Series 2013A
06/15/2044	8.500%	5,000,000	5,789,550
Florida Higher Educational Facilities Financial Authority
Refunding Revenue Bonds
Nova Southeastern University Series 2016
04/01/2035	5.000%	1,190,000	1,328,397
Mid-Bay Bridge Authority
Prerefunded 10/01/21 Revenue Bonds
Series 2011A
10/01/2040	7.250%	4,000,000	4,999,520
Middle Village Community Development District
Special Assessment Bonds
Series 2004A
05/01/2035	6.000%	1,790,000	1,528,356
Orange County Health Facilities Authority
Refunding Revenue Bonds
Mayflower Retirement Center Series 2012
06/01/2042	5.125%	750,000	792,833
Orlando Health, Inc. Series 2016A
10/01/2034	5.000%	2,000,000	2,298,840
Revenue Bonds
1st Mortgage-Orlando Lutheran Towers Series 2007
07/01/2032	5.500%	350,000	351,341
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
1st Mortgage-Orlando Lutheran Towers Series 2007
07/01/2038	5.500%	1,750,000	1,756,702
Orange County Industrial Development Authority(b),(c)
Revenue Bonds
VITAG Florida LLC Project Series 2014 AMT
07/01/2036	8.000%	5,000,000	4,038,950
Palm Beach County Health Facilities Authority
Revenue Bonds
Sinai Residences Boca Raton Series 2014
06/01/2049	7.500%	1,250,000	1,490,275
South Lake County Hospital District
Revenue Bonds
South Lake Hospital, Inc. Series 2010A
04/01/2039	6.250%	2,000,000	2,152,580
St. Johns County Industrial Development Authority
Refunding Revenue Bonds
Bayview Project Series 2007A
10/01/2041	5.250%	3,725,000	3,254,011
St. Johns County Industrial Development Authority(f)
Refunding Revenue Bonds
Glenmoor Project Series 2014A
01/01/2049	0.000%	3,206,250	2,050,717
Glenmoor Project Subordinated Series 2014B
01/01/2049	0.000%	1,186,427	12
Westridge Community Development District(f)
Special Assessment Bonds
Series 2005
05/01/2037	0.000%	2,650,000	1,590,026
Total			81,445,966
Georgia 2.9%
DeKalb County Hospital Authority
Revenue Bonds
DeKalb Medical Center, Inc. Project Series 2010
09/01/2040	6.125%	4,500,000	4,916,070
Gainesville & Hall County Development Authority
Refunding Revenue Bonds
Riverside Military Academy Series 2017
03/01/2047	5.000%	500,000	512,180

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Municipal Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia Housing & Finance Authority
Revenue Bonds
Single Family Mortgage Series 2017A
12/01/2042	4.050%	3,000,000	3,107,670
Georgia State Road & Tollway Authority(c),(d)
Revenue Bonds
I-75 S Expressway Series 2014S
06/01/2049	0.000%	9,100,000	5,591,768
Rockdale County Development Authority(b)
Revenue Bonds
Visy Paper Project Series 2007A AMT
01/01/2034	6.125%	5,000,000	5,010,650
Savannah Economic Development Authority
Refunding Revenue Bonds
Marshes Skidaway Island Project Series 2013
01/01/2049	7.250%	3,500,000	3,926,510
Total			23,064,848
Guam 0.6%
Guam Department of Education(e)
Certificate of Participation
John F. Kennedy High School Series 2010A
12/01/2040	6.875%	4,750,000	5,020,275
Hawaii 1.5%
State of Hawaii
Refunding Unlimited General Obligation Bonds
Series 2016FE
10/01/2027	5.000%	4,890,000	6,086,094
State of Hawaii Department of Budget & Finance
Prerefunded 11/15/19 Revenue Bonds
15 Craigside Project Series 2009A
11/15/2044	9.000%	2,375,000	2,829,100
Revenue Bonds
Hawaii Pacific University Series 2013A
07/01/2043	6.875%	2,800,000	3,041,360
Total			11,956,554
Idaho 0.5%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project Series 2014A
10/01/2049	8.125%	4,000,000	4,320,640
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois 10.3%
Chicago Board of Education
Unlimited General Obligation Bonds
Project Series 2015C
12/01/2039	5.250%	2,000,000	1,651,360
Series 2016B
12/01/2046	6.500%	1,500,000	1,416,720
Chicago Park District
Limited General Obligation Bonds
Series 2015A
01/01/2040	5.000%	3,000,000	3,227,760
Series 2016A
01/01/2040	5.000%	850,000	931,260
Limited General Obligation Refunding Bonds
Limited Tax Series 2014B
01/01/2026	5.000%	1,500,000	1,697,115
City of Chicago
Refunding Revenue Bonds
Series 2002
01/01/2030	5.000%	1,000,000	1,072,260
Refunding Unlimited General Obligation Bonds
Series 2005D
01/01/2033	5.500%	1,000,000	1,011,680
Unlimited General Obligation Bonds
Project Series 2011A
01/01/2040	5.000%	5,000,000	4,771,950
Series 2009C
01/01/2040	5.000%	2,500,000	2,385,975
Series 2015A
01/01/2039	5.500%	500,000	504,290
Series 2017A
01/01/2038	6.000%	5,235,000	5,459,372
Unlimited General Obligation Refunding Bonds
Project Series 2014A
01/01/2033	5.250%	1,000,000	996,790
Project Series 2014A
01/01/2035	5.000%	2,000,000	1,931,820
Project Series 2014A
01/01/2036	5.000%	4,500,000	4,336,290
Series 2007F
01/01/2042	5.500%	1,000,000	1,007,960
Series 2016C
01/01/2038	5.000%	2,500,000	2,397,525

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
May 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien Series 2015C
01/01/2035	5.000%	1,000,000	1,097,030
Du Page County Special Service Area No. 31
Special Tax Bonds
Monarch Landing Project Series 2006
03/01/2036	5.625%	724,000	723,957
Illinois Finance Authority
Prerefunded 08/15/19 Revenue Bonds
Provena Health Series 2009A
08/15/2034	7.750%	40,000	45,863
Refunding Revenue Bonds
DePaul University Series 2016A
10/01/2034	4.000%	1,500,000	1,582,470
Revenue Bonds
CHF-Normal LLC-Illinois State University Series 2011
04/01/2043	7.000%	3,450,000	3,832,329
Unrefunded Revenue Bonds
Riverside Health System Series 2009
11/15/2035	6.250%	1,190,000	1,309,381
Illinois Finance Authority(f)
Revenue Bonds
Leafs Hockey Club Project Series 2007A
03/01/2037	0.000%	1,000,000	244,720
Illinois State Toll Highway Authority
Senior Revenue Bonds
Series 2016B
01/01/2037	5.000%	3,500,000	4,025,840
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Project Series 2010B-2
06/15/2050	5.000%	5,000,000	5,006,850
Metropolitan Water Reclamation District of Greater Chicago
Green Unlimited General Obligation Bond
Series 2016E
12/01/2036	5.000%	2,225,000	2,560,686
Unlimited General Obligation Bonds
Green Bond Series 2016E
12/01/2035	5.000%	1,620,000	1,855,823
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Northern Illinois Municipal Power Agency
Refunding Revenue Bonds
Series 2016A
12/01/2041	4.000%	5,000,000	5,111,200
Railsplitter Tobacco Settlement Authority
Revenue Bonds
Series 2010
06/01/2028	6.000%	5,000,000	5,724,750
State of Illinois
Unlimited General Obligation Bonds
Series 2014
05/01/2029	5.000%	3,500,000	3,591,805
Series 2016
01/01/2041	5.000%	3,830,000	3,867,113
Village of Annawan
Tax Allocation Bonds
Patriot Renewable Fuels LLC Project Series 2007
01/01/2018	5.625%	760,000	756,724
Village of Hillside
Tax Allocation Bonds
Senior Lien-Mannheim Redevelopment Project Series 2008
01/01/2028	7.000%	5,240,000	5,403,593
Village of Lincolnshire
Special Tax Bonds
Sedgebrook Project Series 2004
03/01/2034	6.250%	632,000	633,744
Total			82,174,005
Indiana 0.3%
Indiana Finance Authority
Revenue Bonds
BHI Senior Living Series 2016A
11/15/2046	5.250%	2,500,000	2,705,100
Iowa 0.4%
Iowa Finance Authority(a)
Refunding Revenue Bonds
Deerfield Retirement Community Series 2014
11/15/2046	5.400%	2,138,019	2,029,664
Iowa Finance Authority(f)
Refunding Revenue Bonds
Deerfield Retirement Community Series 2014
05/15/2056	0.000%	401,062	4,207

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Municipal Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Iowa Student Loan Liquidity Corp.(b)
Revenue Bonds
Senior Series 2011A-2 AMT
12/01/2030	5.850%	1,260,000	1,346,008
Total			3,379,879
Kansas 1.6%
City of Lenexa
Prerefunded 05/15/19 Revenue Bonds
Lakeview Village, Inc. Project Series 2009
05/15/2029	7.125%	500,000	558,280
Lakeview Village, Inc. Project Series 2009
05/15/2039	7.250%	1,500,000	1,678,470
City of Overland Park
Revenue Bonds
Prairiefire-Lionsgate Project Series 2012
12/15/2032	6.000%	6,000,000	5,374,740
Wyandotte County-Kansas City Unified Government
Revenue Bonds
Legends Village West Project Series 2006
10/01/2028	4.875%	4,865,000	4,866,995
Total			12,478,485
Kentucky 0.4%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health Series 2017A
06/01/2045	5.000%	1,000,000	1,094,700
Revenue Bonds
Louisville Arena Subordinated Series 2008A-1 (AGM)
12/01/2038	6.000%	1,150,000	1,193,137
Paducah Electric Plant Board
Refunding Revenue Bonds
Series 2016A (AGM)
10/01/2035	5.000%	1,000,000	1,136,420
Total			3,424,257
Louisiana 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue Bonds
Westlake Chemical Corp. Series 2010A-2
11/01/2035	6.500%	5,000,000	5,707,550
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana Public Facilities Authority
Refunding Revenue Bonds
Nineteenth Judicial District Series 2015C (AGM)
06/01/2042	5.000%	1,000,000	1,107,560
Ochsner Clinic Foundation Series 2016
05/15/2034	5.000%	2,100,000	2,390,535
Louisiana Public Facilities Authority(b)
Revenue Bonds
Impala Warehousing LLC Project Series 2013 AMT
07/01/2036	6.500%	5,000,000	5,538,000
Louisiana Public Facilities Authority(b),(c)
Revenue Bonds
Louisiana Pellets, Inc. Project Series 2013 AMT
07/01/2039	10.500%	5,000,000	1,650,550
New Orleans Aviation Board
Revenue Bonds
Consolidated Rental Car Series 2009A
01/01/2040	6.500%	5,000,000	5,356,150
Total			21,750,345
Maryland 1.3%
Howard County Housing Commission
Revenue Bonds
Woodfield Oxford Square Apartments Series 2017
12/01/2037	5.000%	6,000,000	6,876,000
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
University of Maryland Medical System Series 2015
07/01/2034	5.000%	2,750,000	3,159,145
Resolution Trust Corp.
Pass-Through Certificates
Series 1993A
12/01/2017	8.500%	455,481	455,946
Total			10,491,091
Massachusetts 2.4%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
1st Mortgage-VOA Concord Series 2007
11/01/2041	5.200%	1,000,000	1,001,790
South Shore Hospital Series 2016I
07/01/2036	4.000%	750,000	761,992

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
May 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Foxborough Regional Charter School Series 2010A
07/01/2042	7.000%	4,200,000	4,625,964
Massachusetts Development Finance Agency(d)
Revenue Bonds
Linden Ponds, Inc. Facility Subordinated Series 2011B
11/15/2056	0.000%	1,391,019	32,898
Massachusetts Educational Financing Authority(b)
Refunding Revenue Bonds
Series 2016J AMT
07/01/2033	3.500%	6,000,000	5,694,420
Revenue Bonds
Education Loan Series 2014-I AMT
01/01/2021	5.000%	1,885,000	2,071,351
Series 2008H (AGM) AMT
01/01/2030	6.350%	1,235,000	1,293,033
Series 2012J AMT
07/01/2021	5.000%	3,000,000	3,327,510
Total			18,808,958
Michigan 3.3%
Allen Academy(f)
Refunding Revenue Bonds
Public School Academy Series 2013
06/01/2033	0.000%	5,750,000	2,012,615
City of Detroit Sewage Disposal System
Refunding Revenue Bonds
Senior Lien Series 2012A
07/01/2039	5.250%	1,375,000	1,531,475
City of Detroit Water Supply System
Revenue Bonds
Senior Lien Series 2011A
07/01/2041	5.250%	1,445,000	1,576,581
Senior Lien Series 2011C
07/01/2041	5.000%	1,025,000	1,096,289
Kalamazoo Hospital Finance Authority
Refunding Revenue Bonds
Bronson Healthcare Group Series 2016
05/15/2036	4.000%	7,000,000	7,277,900
Michigan Finance Authority
Refunding Revenue Bonds
Henry Ford Health System Series 2016
11/15/2046	4.000%	4,580,000	4,644,853
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014H1
10/01/2022	5.000%	1,075,000	1,218,480
Michigan Tobacco Settlement Finance Authority
Revenue Bonds
Senior Series 2007A
06/01/2034	6.000%	1,000,000	1,001,530
Senior Series 2007A
06/01/2048	6.000%	6,000,000	5,854,140
Total			26,213,863
Minnesota 1.8%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project Series 2015
07/01/2045	6.125%	3,500,000	3,639,860
Crest View Senior Community Project Series 2015
07/01/2050	6.125%	1,500,000	1,556,970
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project Series 2016
11/01/2035	5.500%	2,000,000	1,995,300
City of Eveleth
Refunding Revenue Bonds
Arrowhead Senior Living Community Series 2007
10/01/2027	5.200%	2,375,000	2,374,952
Dakota County Community Development Agency
Revenue Bonds
Sanctuary at West St. Paul Project Series 2015
08/01/2035	6.000%	2,235,000	2,247,047
Minneapolis/St. Paul Housing Finance Board(b)
Revenue Bonds
Mortgage-Backed Securities Program-Cityliving Series 2006A-2 (GNMA / FNMA) AMT
12/01/2038	5.000%	2,022	2,025
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project Series 2016A
08/01/2036	5.250%	2,250,000	2,127,667
Total			13,943,821
Mississippi 0.3%
County of Lowndes
Refunding Revenue Bonds
Weyerhaeuser Co. Project Series 1992A
04/01/2022	6.800%	1,995,000	2,330,679

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Municipal Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Weyerhaeuser Co. Project Series 1992B
04/01/2022	6.700%	230,000	267,842
Total			2,598,521
Missouri 2.7%
City of Kansas City
Tax Allocation Bonds
Kansas City-Maincor Project Series 2007A Escrowed to Maturity
03/01/2018	5.250%	400,000	411,168
City of Manchester
Refunding Tax Allocation Bonds
Highway 141/Manchester Road Project Series 2010
11/01/2039	6.875%	5,000,000	5,161,250
Grundy County Industrial Development Authority
Revenue Bonds
Wright Memorial Hospital Series 2009
09/01/2034	6.750%	2,250,000	2,406,240
Kirkwood Industrial Development Authority
Prerefunded 05/15/20 Revenue Bonds
Aberdeen Heights Series 2010A
05/15/2045	8.250%	4,500,000	5,416,695
Refunding Revenue Bonds
Aberdeen Heights Project Series 2017
05/15/2050	5.250%	4,500,000	4,713,120
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrews Residence for Seniors Series 2015
12/01/2045	5.125%	3,000,000	3,037,110
Total			21,145,583
Montana 0.3%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project Series 2017
05/15/2047	5.250%	2,200,000	2,277,572
Nebraska 1.3%
Central Plains Energy Project
Revenue Bonds
Project #3 Series 2012
09/01/2042	5.000%	5,000,000	5,376,450
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Public Power Generation Agency
Refunding Revenue Bonds
Whelan Energy Center Unit Series 2015
01/01/2028	5.000%	4,000,000	4,641,840
Total			10,018,290
Nevada 1.0%
City of Sparks(c)
Tax Anticipation Revenue Bonds
Senior Sales Series 2008A
06/15/2028	6.750%	5,000,000	5,129,750
State of Nevada Department of Business & Industry(c)
Revenue Bonds
Somerset Academy Series 2015A
12/15/2045	5.125%	2,515,000	2,525,286
Total			7,655,036
New Hampshire 0.0%
New Hampshire Business Finance Authority(b)
Revenue Bonds
Pennichuck Water Works, Inc. Project Series 1988 Escrowed to Maturity AMT
07/01/2018	7.500%	60,000	62,028
New Jersey 2.9%
City of Atlantic City
Unlimited General Obligation Refunding Bonds
Tax Appeal Series 2013
12/01/2021	5.000%	2,500,000	2,245,500
Tax Appeal Series 2013
12/01/2024	5.000%	2,095,000	1,881,750
Tax Appeal Series 2013
12/01/2025	5.000%	450,000	404,213
Tax Appeal Series 2013
12/01/2028	5.000%	270,000	242,568
Middlesex County Improvement Authority(f)
Revenue Bonds
Heldrich Center Hotel Series 2005C
01/01/2037	0.000%	1,250,000	36,575
Subordinated Revenue Bonds
Heldrich Center Hotel Series 2005B
01/01/2025	0.000%	2,750,000	106,590

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
May 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Heldrich Center Hotel Series 2005B
01/01/2037	0.000%	6,450,000	250,002
New Jersey Building Authority
Prerefunded 06/15/26 Revenue Bonds
Series 2016A
06/15/2030	4.000%	400,000	465,984
Unrefunded Revenue Bonds
Series 2016A
06/15/2030	4.000%	600,000	583,392
New Jersey Economic Development Authority
Revenue Bonds
Provident Group-Kean Properties Series 2017
07/01/2047	5.000%	500,000	538,390
Provident Group-Rowan Properties LLC Series 2015
01/01/2048	5.000%	960,000	1,022,227
School Facilities Construction Series 2014UU
06/15/2040	5.000%	1,500,000	1,527,570
Series 2015WW
06/15/2040	5.250%	375,000	392,501
New Jersey Economic Development Authority(b)
Revenue Bonds
UMM Energy Partners LLC Series 2012A AMT
06/15/2043	5.125%	2,000,000	2,072,620
New Jersey Higher Education Student Assistance Authority(b)
Revenue Bonds
Senior Series 2013-1A AMT
12/01/2021	5.000%	1,500,000	1,666,080
Senior Series 2014-1A-1 AMT
12/01/2022	5.000%	1,000,000	1,128,630
Subordinated Revenue Bonds
Series 2013-1B AMT
12/01/2043	4.750%	5,000,000	5,151,150
New Jersey Transportation Trust Fund Authority
Revenue Bonds
Transportation Program Series 2015AA
06/15/2045	5.000%	1,750,000	1,783,600
Tobacco Settlement Financing Corp.(d)
Revenue Bonds
Capital Appreciation Series 2007-1C
06/01/2041	0.000%	6,265,000	1,703,453
Total			23,202,795
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York 4.7%
Brooklyn Arena Local Development Corp.
Refunding Revenue Bonds
Barclays Center Project Series 2016A
07/15/2042	5.000%	550,000	618,800
Build NYC Resource Corp.
Revenue Bonds
International Leadership Charter School Series 2013
07/01/2043	6.000%	4,330,000	3,983,297
Build NYC Resource Corp.(c)
Revenue Bonds
International Leadership Charter School Series 2016
07/01/2046	6.250%	765,000	716,499
Taxable International Leadership Series 2016
07/01/2021	5.000%	195,000	192,728
City of New York
Unlimited General Obligation Refunding Bonds
Series 2015C
08/01/2027	5.000%	4,000,000	4,839,160
Glen Cove Local Economic Assistance Corp.(a)
Revenue Bonds
Garvies Point Series 2016 CABS
01/01/2055	0.000%	2,500,000	1,833,575
Jefferson County Industrial Development Agency(b)
Revenue Bonds
Green Bonds Series 2014 AMT
01/01/2024	5.250%	1,620,000	1,448,248
Nassau County Tobacco Settlement Corp.(d)
Asset-Backed Revenue Bonds
Capital Appreciation Third Series 2006D
06/01/2060	0.000%	25,000,000	382,250
New York City Water & Sewer System
Refunding Revenue Bonds
2nd General Resolution Series 2015FF
06/15/2027	5.000%	2,645,000	3,278,874
New York Transportation Development Corp.(b)
Refunding Revenue Bonds
American Airlines, Inc. Series 2016 AMT
08/01/2026	5.000%	4,000,000	4,305,960
Revenue Bonds
LaGuardia Airport Terminal B Redevelopment Project Series 2016 AMT
07/01/2046	4.000%	6,000,000	5,873,460

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Municipal Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port Authority of New York & New Jersey(b)
Revenue Bonds
5th Installment-Special Project Series 1996-4 AMT
10/01/2019	6.750%	120,000	122,054
Syracuse Industrial Development Agency(b)
Refunding Revenue Bonds
Carousel Center Project Series 2016 AMT
01/01/2035	5.000%	500,000	565,465
Town of Oyster Bay
Limited General Obligation Bonds
BAN Series 2016C
06/01/2018	4.000%	4,685,000	4,742,766
Ulster County Industrial Development Agency
Revenue Bonds
Series 2007A
09/15/2037	6.000%	900,000	900,198
Series 2007A
09/15/2042	6.000%	3,400,000	3,402,414
Total			37,205,748
North Carolina 0.5%
Durham Housing Authority(b)
Revenue Bonds
Magnolia Pointe Apartments Series 2005 AMT
02/01/2038	5.650%	3,041,015	3,107,583
North Carolina Medical Care Commission
Refunding Revenue Bonds
United Methodist Retirement Homes Series 2016
10/01/2035	5.000%	1,000,000	1,121,900
Total			4,229,483
North Dakota 0.4%
City of Fargo
Revenue Bonds
Sanford Obligation Group Series 2011
11/01/2031	6.250%	2,500,000	2,964,400
Ohio 1.7%
Buckeye Tobacco Settlement Financing Authority
Asset-Backed Senior Turbo Revenue Bonds
Series 2007A-2
06/01/2047	5.875%	6,000,000	5,892,120
County of Hamilton Sales Tax
Refunding Revenue Bonds
Series 2016A
12/01/2031	4.000%	1,250,000	1,365,637
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Scioto
Refunding Revenue Bonds
Southern Ohio Medical Center Series 2016
02/15/2034	5.000%	1,445,000	1,653,008
State of Ohio(b)
Revenue Bonds
Portsmouth Bypass Project Series 2015 AMT
12/31/2039	5.000%	4,100,000	4,481,300
Total			13,392,065
Oregon 1.0%
Cow Creek Band of Umpqua Tribe of Indians(c),(e)
Revenue Bonds
Series 2006C
10/01/2026	5.625%	1,700,000	1,702,482
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront Series 2014A
10/01/2049	5.500%	3,115,000	3,320,964
Warm Springs Reservation Confederated Tribe(e)
Revenue Bonds
Pelton Round Butte Tribal Series 2009B
11/01/2033	6.375%	2,410,000	2,571,156
Total			7,594,602
Pennsylvania 5.6%
Allegheny County Higher Education Building Authority
Refunding Revenue Bonds
Duquesne University Series 2016
03/01/2029	5.000%	1,030,000	1,216,883
Dauphin County Industrial Development Authority(b)
Revenue Bonds
Dauphin Consolidated Water Supply Series 1992A AMT
06/01/2024	6.900%	3,200,000	4,025,472
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein Healthcare Series 2015
01/15/2046	5.250%	1,250,000	1,345,775
Pennsylvania Economic Development Financing Authority(b)
Revenue Bonds
PA Bridges Finco LP Series 2015 AMT
12/31/2038	5.000%	1,650,000	1,841,119

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
May 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
PA Bridges Finco LP Series 2015 AMT
06/30/2042	5.000%	3,700,000	4,107,259
Pennsylvania Economic Development Financing Authority
Revenue Bonds
Philadelphia Biosolids Facility Series 2009
01/01/2032	6.250%	3,375,000	3,597,075
Pennsylvania Higher Educational Facilities Authority
Revenue Bonds
Shippensburg University Series 2011
10/01/2043	6.250%	2,000,000	2,213,320
Pennsylvania Housing Finance Agency(b)
Revenue Bonds
Series 2013-115A AMT
10/01/2033	4.200%	4,865,000	5,133,889
Pennsylvania Industrial Development Authority
Prerefunded 07/01/18 Revenue Bonds
Economic Development Series 2008
07/01/2023	5.500%	295,000	309,791
Pennsylvania Turnpike Commission
Revenue Bonds
Series 2014C
12/01/2044	5.000%	3,000,000	3,346,950
Subordinated Refunding Revenue Bonds
Series 2015A-1
12/01/2028	5.000%	3,300,000	3,833,346
Philadelphia Authority for Industrial Development
Revenue Bonds
1st Philadelphia Preparatory Charter School Series 2014
06/15/2033	7.000%	1,870,000	2,156,634
Philadelphia Gas Works Co.
Refunding Revenue Bonds
1998 General Ordinance 14th Series 2016
10/01/2037	4.000%	500,000	520,550
Scranton School District
Limited General Obligation Refunding Bonds
Series 2017D (NPFGC)
06/01/2037	4.250%	1,750,000	1,830,938
State Public School Building Authority
Refunding Revenue Bonds
Philadelphia School District Series 2015
06/01/2025	5.000%	8,000,000	9,175,040
Total			44,654,041
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico 2.0%
Commonwealth of Puerto Rico(e),(f)
Unlimited General Obligation Bonds
Series 2014A
07/01/2035	0.000%	4,000,000	2,425,000
Unlimited General Obligation Refunding Bonds
Public Improvement Series 2012A
07/01/2041	0.000%	2,000,000	1,105,000
Puerto Rico Electric Power Authority(e)
Refunding Revenue Bonds
Series 2010ZZ
07/01/2025	5.250%	2,000,000	1,355,000
Revenue Bonds
Series 2013A
07/01/2043	7.000%	4,570,000	3,107,600
Puerto Rico Highways & Transportation Authority(e),(f)
Refunding Revenue Bonds
Series 2007N
07/01/2021	0.000%	760,000	189,050
Puerto Rico Industrial Tourist Educational, Medical & Environmental Control Facilities Financing Authority(b),(e)
Revenue Bonds
Cogen Facilities AES Puerto Rico Project Series 2000 AMT
06/01/2026	6.625%	5,820,000	5,643,712
Puerto Rico Sales Tax Financing Corp.(e)
Revenue Bonds
Senior Lien Series 2011C
08/01/2040	5.250%	1,885,000	1,063,234
Senior Lien Series 2011C
08/01/2046	5.000%	2,000,000	1,132,880
Total			16,021,476
Rhode Island 0.3%
Rhode Island Student Loan Authority(b)
Revenue Bonds
Series 2016A AMT
12/01/2027	3.125%	2,675,000	2,657,318
South Carolina 0.8%
South Carolina Jobs-Economic Development Authority
Revenue Bonds
Lutheran Homes of South Carolina, Inc. Obligation Group Series 2013
05/01/2043	5.000%	750,000	758,385
Lutheran Homes of South Carolina, Inc. Obligation Group Series 2013
05/01/2048	5.125%	1,500,000	1,522,470

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Municipal Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
York Preparatory Academy Project Series 2014A
11/01/2045	7.250%	4,000,000	4,460,000
Total			6,740,855
Texas 8.2%
Capital Area Cultural Education Facilities Finance Corp.
Revenue Bonds
Roman Catholic Diocese Series 2005B
04/01/2045	6.125%	5,000,000	5,531,300
Central Texas Regional Mobility Authority
Prerefunded 01/01/21 Subordinated Revenue Bonds
Lien Series 2011
01/01/2041	6.750%	5,000,000	5,974,250
Central Texas Turnpike System
Refunding Revenue Bonds
Series 2015B
08/15/2037	5.000%	3,000,000	3,394,380
City of Houston Airport System(b)
Refunding Revenue Bonds
Special Facilities - United Airlines Series 2011A AMT
07/15/2038	6.625%	4,000,000	4,457,880
Clifton Higher Education Finance Corp.
Revenue Bonds
International Leadership of Texas Series 2015
08/15/2045	5.750%	5,500,000	5,881,260
Deaf Smith County Hospital District
Limited General Obligation Bonds
Series 2010A
03/01/2040	6.500%	4,000,000	4,393,360
Gulf Coast Industrial Development Authority(b)
Revenue Bonds
Citgo Petroleum Project Series 1998 AMT
04/01/2028	8.000%	875,000	876,558
Mission Economic Development Corp(b)
Revenue Bonds
Dallas Clean Energy McCommas Series 2011 AMT
12/01/2024	6.875%	5,000,000	5,068,850
Mission Economic Development Corp.(b),(c)
Revenue Bonds
Senior Lien - Natgasoline Project Series 2016 AMT
10/01/2031	5.750%	4,500,000	4,721,400
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
Cardinal Bay, Inc. - Village on the Park Series 2016
07/01/2046	5.000%	2,300,000	2,475,467
CHF - Collegiate Housing Corpus Christi Series 2016
04/01/2048	5.000%	1,000,000	1,066,840
New Hope Cultural Education Facilities Finance Corp.(c)
Revenue Bonds
Jubilee Academic Center Project Series 2017
08/15/2047	5.125%	2,085,000	2,087,022
Pharr Higher Education Finance Authority
Unrefunded Revenue Bonds
IDEA Public Schools Series 2009
08/15/2039	6.500%	530,000	569,628
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2046	5.000%	1,000,000	1,003,810
Red River Health Facilities Development Corp.
Revenue Bonds
MRC Crossings Project Series 2014A
11/15/2049	8.000%	2,000,000	2,306,460
Sanger Industrial Development Corp.(b),(c)
Revenue Bonds
Texas Pellets Project Series 2012B AMT
07/01/2038	8.000%	4,950,000	2,163,645
Tarrant County Cultural Education Facilities Finance Corp.(g)
Revenue Bonds
Buckner Senior Living Ventana Project Series 2017
11/15/2052	6.750%	3,500,000	3,557,995
Tarrant County Cultural Education Facilities Finance Corp.
Revenue Bonds
CC Young Memorial Home Series 2009A
02/15/2038	8.000%	4,000,000	4,325,760
Texas Municipal Gas Acquisition & Supply Corp. III
Revenue Bonds
Series 2012
12/15/2032	5.000%	1,250,000	1,378,700
Texas Private Activity Bond Surface Transportation Corp.(b)
Revenue Bonds
Senior Lien - Blueridge Transportation Series 2016 AMT
12/31/2055	5.000%	3,515,000	3,771,560
Total			65,006,125

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
May 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Utah 0.3%
Salt Lake City Corp. Airport(b)
Revenue Bonds
Series 2017A AMT
07/01/2037	5.000%	2,000,000	2,323,100
Virgin Islands, U.S. 0.3%
Virgin Islands Public Finance Authority(e)
Revenue Bonds
Matching Fund Loan Notes Series 2012A
10/01/2022	4.000%	1,000,000	842,530
Virgin Islands Water & Power Authority - Electric System(e)
Refunding Revenue Bonds
Series 2012A
07/01/2021	4.000%	2,170,000	1,508,042
Total			2,350,572
Virginia 2.6%
Alexandria Industrial Development Authority
Refunding Revenue Bonds
Goodwin House, Inc. Series 2015
10/01/2045	5.000%	3,725,000	4,114,337
Goodwin House, Inc. Series 2015
10/01/2050	5.000%	2,275,000	2,505,890
City of Chesapeake Expressway Toll Road(d)
Refunding Revenue Bonds
Transportation System Series 2012
07/15/2040	0.000%	7,530,000	6,134,992
Mosaic District Community Development Authority
Special Assessment Bonds
Series 2011A
03/01/2036	6.875%	2,500,000	2,765,225
Tobacco Settlement Financing Corp.
Revenue Bonds
Senior Series 2007-B1
06/01/2047	5.000%	5,000,000	4,887,550
Total			20,407,994
Washington 2.6%
Greater Wenatchee Regional Events Center Public Facilities District
Revenue Bonds
Series 2012A
09/01/2042	5.500%	2,150,000	2,215,424
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,250,000	1,231,213
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015A
12/01/2045	6.250%	2,500,000	2,468,875
Port of Seattle Industrial Development Corp.(b)
Refunding Revenue Bonds
Special Facilities Delta Air Lines, Inc. Series 2012 AMT
04/01/2030	5.000%	2,500,000	2,698,675
Tacoma Consolidated Local Improvement Districts
Special Assessment Bonds
No. 65 Series 2013
04/01/2043	5.750%	1,950,000	1,952,613
Washington State Housing Finance Commission(c)
Refunding Revenue Bonds
Bayview Manor Homes Series 2016A
07/01/2051	5.000%	2,150,000	2,184,421
Washington State Housing Finance Commission
Refunding Revenue Bonds
Nonprofit Housing-Mirabella Series 2012
10/01/2047	6.750%	5,000,000	5,479,400
Revenue Bonds
Heron’s Key Series 2015A
07/01/2050	7.000%	2,100,000	2,101,491
Total			20,332,112
Wisconsin 1.7%
Public Finance Authority(b)
Refunding Revenue Bonds
Celanese Project Series 2016C AMT
11/01/2030	4.300%	2,000,000	2,036,900
Waste Management, Inc. Project Series 2016 AMT
05/01/2027	2.875%	630,000	625,634
Public Finance Authority(c)
Refunding Revenue Bonds
Mary’s Woods At Marylhurst Series 2017
05/15/2052	5.250%	2,300,000	2,433,354
Revenue Bonds
North Carolina Charter Educational Foundation Project Series 2016
06/15/2046	5.000%	5,000,000	4,687,500
Public Finance Authority
Revenue Bonds
FFAH North Carolina and Missouri Portfolio Series 2015A
12/01/2050	5.150%	3,220,000	3,356,335

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Municipal Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wisconsin Health & Educational Facilities Authority
Unrefunded Revenue Bonds
Medical College of Wisconsin Series 2008A
12/01/2035	5.250%	475,000	500,360
Total			13,640,083
Total Municipal Bonds (Cost $763,652,097)			778,881,964

Municipal Preferred Stocks 0.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland 0.1%
Munimae TE Bond Subsidiary LLC(b),(c)
AMT
06/30/2049	5.800%	1,000,000	1,024,600
Total Municipal Preferred Stocks (Cost $1,000,000)			1,024,600
Total Investments (Cost $772,502,097)	787,756,564
Other Assets & Liabilities, Net	8,241,936
Net Assets	$795,998,500

Notes to Portfolio of Investments
(a)	Variable rate security.
(b)	Income from this security may be subject to alternative minimum tax.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2017, the value of these securities amounted to $69,754,415 which represents 8.76% of net assets.
(d)	Zero coupon bond.
(e)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2017, the value of these securities amounted to $28,573,711 which represents 3.59% of net assets.
(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2017, the value of these securities amounted to $11,042,028 which represents 1.39% of net assets.
(g)	Represents a security purchased on a when-issued basis.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
SGI	Syncora Guarantee, Inc.
VRDN	Variable Rate Demand Note
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
May 31, 2017
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Floating Rate Notes	—	7,850,000	—	7,850,000
Municipal Bonds	—	778,881,964	—	778,881,964
Municipal Preferred Stocks	—	1,024,600	—	1,024,600
Total Investments	—	787,756,564	—	787,756,564
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Municipal Fund | Annual Report 2017

Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$772,502,097
Total investments, at cost	772,502,097
Investments, at value
Unaffiliated issuers, at value	787,756,564
Total investments, at value	787,756,564
Cash	54,149
Receivable for:
Investments sold	1,119,340
Capital shares sold	1,681,073
Interest	13,358,001
Expense reimbursement due from Investment Manager	1,289
Prepaid expenses	844
Trustees’ deferred compensation plan	90,549
Other assets	11,809
Total assets	804,073,618
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	3,490,410
Capital shares purchased	1,529,389
Distributions to shareholders	2,813,989
Management services fees	11,729
Distribution and/or service fees	1,921
Transfer agent fees	91,923
Compensation of board members	628
Compensation of chief compliance officer	59
Other expenses	44,521
Trustees’ deferred compensation plan	90,549
Total liabilities	8,075,118
Net assets applicable to outstanding capital stock	$795,998,500
Represented by
Paid in capital	817,696,319
Undistributed net investment income	6,816,423
Accumulated net realized loss	(43,768,709)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	15,254,467
Total - representing net assets applicable to outstanding capital stock	$795,998,500
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2017	23

Statement of Assets and Liabilities  (continued)
May 31, 2017
Class A
Net assets	$130,916,529
Shares outstanding	12,307,310
Net asset value per share	$10.64
Maximum offering price per share(a)	$10.97
Class B
Net assets	$43,631
Shares outstanding	4,101
Net asset value per share	$10.64
Class C
Net assets	$51,775,154
Shares outstanding	4,867,620
Net asset value per share	$10.64
Class R4
Net assets	$3,753,220
Shares outstanding	352,371
Net asset value per share	$10.65
Class R5
Net assets	$5,469,203
Shares outstanding	514,405
Net asset value per share	$10.63
Class Y
Net assets	$10,175
Shares outstanding	954
Net asset value per share(b)	$10.66
Class Z
Net assets	$604,030,588
Shares outstanding	56,774,177
Net asset value per share	$10.64

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Municipal Fund | Annual Report 2017

Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$10,724
Interest	44,016,434
Total income	44,027,158
Expenses:
Management services fees	4,668,440
Distribution and/or service fees
Class A	340,902
Class B	2,740
Class C	561,979
Transfer agent fees
Class A	261,037
Class B	447
Class C	90,132
Class R4	4,600
Class R5	3,421
Class Y(a)	1
Class Z	957,262
Compensation of board members	34,506
Custodian fees	8,399
Printing and postage fees	40,352
Registration fees	141,240
Audit fees	30,415
Legal fees	26,029
Compensation of chief compliance officer	387
Other	(176,953)
Total expenses	6,995,336
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(570,809)
Fees waived by distributor
Class C	(59,246)
Expense reduction	(400)
Total net expenses	6,364,881
Net investment income	37,662,277
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	12,190,282
Net realized gain	12,190,282
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(36,848,714)
Net change in unrealized appreciation (depreciation)	(36,848,714)
Net realized and unrealized loss	(24,658,432)
Net increase in net assets resulting from operations	$13,003,845

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2017	25

Statement of Changes in Net Assets
	Year Ended May 31, 2017 (a)	Year Ended May 31, 2016
Operations
Net investment income	$37,662,277	$39,122,835
Net realized gain	12,190,282	6,703,655
Net change in unrealized appreciation (depreciation)	(36,848,714)	8,563,697
Net increase in net assets resulting from operations	13,003,845	54,390,187
Distributions to shareholders
Net investment income
Class A	(7,144,448)	(6,659,083)
Class B	(9,935)	(16,117)
Class C	(2,101,735)	(1,550,533)
Class R4	(132,031)	(174,625)
Class R5	(278,018)	(298,416)
Class Y	(113)	—
Class Z	(27,718,517)	(30,016,673)
Total distributions to shareholders	(37,384,797)	(38,715,447)
Increase (decrease) in net assets from capital stock activity	(115,592,097)	63,139,825
Total increase (decrease) in net assets	(139,973,049)	78,814,565
Net assets at beginning of year	935,971,549	857,156,984
Net assets at end of year	$795,998,500	$935,971,549
Undistributed net investment income	$6,816,423	$6,145,186

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Municipal Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017 (a)		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (b)	7,141,734	77,197,323	9,497,720	102,169,905
Distributions reinvested	609,542	6,525,871	557,693	5,997,009
Redemptions	(12,895,312)	(137,266,743)	(6,652,755)	(71,278,715)
Net increase (decrease)	(5,144,036)	(53,543,549)	3,402,658	36,888,199
Class B
Subscriptions	766	7,992	2,359	25,076
Distributions reinvested	387	4,129	532	5,713
Redemptions (b)	(32,050)	(335,495)	(18,932)	(202,354)
Net decrease	(30,897)	(323,374)	(16,041)	(171,565)
Class C
Subscriptions	1,438,687	15,542,781	2,941,111	31,667,069
Distributions reinvested	176,746	1,889,047	122,791	1,320,888
Redemptions	(2,265,388)	(23,902,758)	(587,907)	(6,302,634)
Net increase (decrease)	(649,955)	(6,470,930)	2,475,995	26,685,323
Class R4
Subscriptions	295,285	3,139,850	321,870	3,446,632
Distributions reinvested	12,261	131,508	16,168	174,147
Redemptions	(377,210)	(4,084,029)	(309,403)	(3,295,468)
Net increase (decrease)	(69,664)	(812,671)	28,635	325,311
Class R5
Subscriptions	272,005	2,873,560	902,960	9,659,184
Distributions reinvested	25,872	277,546	27,670	297,378
Redemptions	(510,619)	(5,485,441)	(567,183)	(6,059,468)
Net increase (decrease)	(212,742)	(2,334,335)	363,447	3,897,094
Class Y
Subscriptions	954	10,000	—	—
Net increase	954	10,000	—	—
Class Z
Subscriptions	12,434,645	131,835,129	13,430,368	144,231,439
Distributions reinvested	782,350	8,357,752	625,211	6,719,777
Redemptions	(18,139,822)	(192,310,119)	(14,482,989)	(155,435,753)
Net decrease	(4,922,827)	(52,117,238)	(427,410)	(4,484,537)
Total net increase (decrease)	(11,029,167)	(115,592,097)	5,827,284	63,139,825

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2017	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
5/31/2017	$10.90	0.45	(0.26)	0.19	(0.45)
5/31/2016	$10.71	0.47	0.19	0.66	(0.47)
5/31/2015	$10.56	0.47	0.15	0.62	(0.47)
5/31/2014	$10.72	0.49	(0.16)	0.33	(0.49)
5/31/2013	$10.49	0.45	0.22	0.67	(0.44)
Class B
5/31/2017	$10.90	0.37	(0.26)	0.11	(0.37)
5/31/2016	$10.71	0.39	0.18	0.57	(0.38)
5/31/2015	$10.56	0.39	0.15	0.54	(0.39)
5/31/2014	$10.72	0.42	(0.17)	0.25	(0.41)
5/31/2013	$10.49	0.37	0.22	0.59	(0.36)
Class C
5/31/2017	$10.90	0.38	(0.26)	0.12	(0.38)
5/31/2016	$10.71	0.40	0.19	0.59	(0.40)
5/31/2015	$10.56	0.40	0.15	0.55	(0.40)
5/31/2014	$10.72	0.43	(0.16)	0.27	(0.43)
5/31/2013	$10.49	0.38	0.22	0.60	(0.37)
Class R4
5/31/2017	$10.92	0.47	(0.27)	0.20	(0.47)
5/31/2016	$10.72	0.49	0.20	0.69	(0.49)
5/31/2015	$10.57	0.49	0.15	0.64	(0.49)
5/31/2014	$10.73	0.52	(0.18)	0.34	(0.50)
5/31/2013 (e)	$10.77	0.10	(0.05) (f)	0.05	(0.09)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia High Yield Municipal Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.45)	$10.64	1.81%	0.90% (c)	0.84% (c),(d)	4.21%	21%	$130,917
(0.47)	$10.90	6.27%	0.95%	0.86% (d)	4.33%	10%	$190,262
(0.47)	$10.71	5.97%	0.95%	0.86% (d)	4.44%	7%	$150,483
(0.49)	$10.56	3.35%	0.95%	0.86% (d)	4.87%	12%	$123,890
(0.44)	$10.72	6.44%	0.96%	0.85% (d)	4.17%	9%	$91,422

(0.37)	$10.64	1.05%	1.64% (c)	1.58% (c),(d)	3.47%	21%	$44
(0.38)	$10.90	5.48%	1.70%	1.61% (d)	3.62%	10%	$382
(0.39)	$10.71	5.19%	1.70%	1.61% (d)	3.70%	7%	$547
(0.41)	$10.56	2.59%	1.71%	1.62% (d)	4.13%	12%	$774
(0.36)	$10.72	5.65%	1.70%	1.60% (d)	3.41%	9%	$1,217

(0.38)	$10.64	1.15%	1.65% (c)	1.48% (c),(d)	3.58%	21%	$51,775
(0.40)	$10.90	5.58%	1.70%	1.51% (d)	3.67%	10%	$60,144
(0.40)	$10.71	5.31%	1.70%	1.49% (d)	3.79%	7%	$32,575
(0.43)	$10.56	2.73%	1.70%	1.46% (d)	4.26%	12%	$19,946
(0.37)	$10.72	5.81%	1.71%	1.45% (d)	3.57%	9%	$14,684

(0.47)	$10.65	1.92%	0.71% (c)	0.64% (c),(d)	4.41%	21%	$3,753
(0.49)	$10.92	6.58%	0.75%	0.66% (d)	4.52%	10%	$4,607
(0.49)	$10.72	6.18%	0.76%	0.66% (d)	4.65%	7%	$4,218
(0.50)	$10.57	3.53%	0.76%	0.65% (d)	5.09%	12%	$2,476
(0.09)	$10.73	0.50%	0.71% (g)	0.68% (g)	4.54% (g)	9%	$3
Columbia High Yield Municipal Fund | Annual Report 2017	29

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class R5
5/31/2017	$10.90	0.48	(0.27)	0.21	(0.48)
5/31/2016	$10.70	0.50	0.20	0.70	(0.50)
5/31/2015	$10.55	0.50	0.15	0.65	(0.50)
5/31/2014	$10.71	0.52	(0.17)	0.35	(0.51)
5/31/2013 (h)	$10.75	0.28	(0.06) (f)	0.22	(0.26)
Class Y
5/31/2017 (i)	$10.48	0.12	0.18 (f)	0.30	(0.12)
Class Z
5/31/2017	$10.90	0.47	(0.26)	0.21	(0.47)
5/31/2016	$10.71	0.49	0.19	0.68	(0.49)
5/31/2015	$10.56	0.49	0.15	0.64	(0.49)
5/31/2014	$10.72	0.51	(0.16)	0.35	(0.51)
5/31/2013	$10.49	0.47	0.22	0.69	(0.46)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class B	Class C	Class R4	Class R5	Class Z
05/31/2017	0.02%	0.03%	0.03%	0.02%	0.02%	0.02%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
(h)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(i)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia High Yield Municipal Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.48)	$10.63	2.00%	0.61% (c)	0.56% (c)	4.48%	21%	$5,469
(0.50)	$10.90	6.67%	0.62%	0.57%	4.62%	10%	$7,922
(0.50)	$10.70	6.27%	0.61%	0.58%	4.67%	7%	$3,893
(0.51)	$10.55	3.64%	0.63%	0.57%	5.21%	12%	$7,807
(0.26)	$10.71	2.05%	0.61% (g)	0.61% (g)	4.76% (g)	9%	$509

(0.12)	$10.66	2.86%	0.61% (g)	0.53% (g)	4.62% (g)	21%	$10

(0.47)	$10.64	2.01%	0.70% (c)	0.64% (c),(d)	4.43%	21%	$604,031
(0.49)	$10.90	6.48%	0.75%	0.66% (d)	4.55%	10%	$672,655
(0.49)	$10.71	6.19%	0.75%	0.66% (d)	4.64%	7%	$665,442
(0.51)	$10.56	3.56%	0.75%	0.67% (d)	5.07%	12%	$605,931
(0.46)	$10.72	6.65%	0.76%	0.65% (d)	4.37%	9%	$849,332
Columbia High Yield Municipal Fund | Annual Report 2017	31

Notes to Financial Statements
May 31, 2017
Note 1. Organization
Columbia High Yield Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
32	Columbia High Yield Municipal Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia High Yield Municipal Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
May 31, 2017
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.54% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2017 was 0.54% of the Fund’s average daily net assets.
34	Columbia High Yield Municipal Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares.
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Class B	0.15
Class C	0.15
Class R4	0.15
Class R5	0.055
Class Y	0.025 (a)
Class Z	0.15

(a)	Annualized.
Columbia High Yield Municipal Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
May 31, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $400.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	222,749
Class C	11,537
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	October 1, 2016 through September 30, 2017	Prior to October 1, 2016
Class A	0.860%	0.86%
Class B	1.610	1.61
Class C	1.610	1.61
Class R4	0.660	0.66
Class R5	0.580	0.57
Class Y	0.530*	-
Class Z	0.660	0.66
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through September 30, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
36	Columbia High Yield Municipal Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles, capital loss carryforwards, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
393,757	17,350,361	(17,744,118)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2017				Year Ended May 31, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
656,347	36,728,450	—	37,384,797	769,511	37,945,936	—	38,715,447
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	15,517,793	—	(42,710,600)	15,384,784
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
772,371,780	45,941,176	(30,556,392)	15,384,784
The following capital loss carryforwards, determined at May 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
Columbia High Yield Municipal Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
May 31, 2017
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
35,721,468	4,244,605	1,961,649	782,878	42,710,600	11,619,406	17,741,445	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $175,370,007 and $257,626,969, respectively, for the year ended May 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively
38	Columbia High Yield Municipal Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At May 31, 2017, one unaffiliated shareholder of record owned 48.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 11.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia High Yield Municipal Fund | Annual Report 2017	39

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia High Yield Municipal Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Municipal Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
40	Columbia High Yield Municipal Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Exempt- interest dividends
98.24%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia High Yield Municipal Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
42	Columbia High Yield Municipal Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia High Yield Municipal Fund | Annual Report 2017	43

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
44	Columbia High Yield Municipal Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia High Yield Municipal Fund | Annual Report 2017	45

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
46	Columbia High Yield Municipal Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia High Yield Municipal Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN161_05_G01_(07/17)

Annual Report
May 31, 2017
Columbia Adaptive Risk Allocation Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Adaptive Risk Allocation Fund   |  Annual Report 2017

Columbia Adaptive Risk Allocation Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Adaptive Risk Allocation Fund (the Fund) pursues consistent total returns by seeking to allocate risks across multiple asset classes.
Portfolio management
Jeffrey Knight, CFA
Lead manager
Managed Fund since 2013
Joshua Kutin, CFA
Co-manager
Managed Fund since 2015
Effective January 27, 2017, Orhan Imer, Toby Nangle and Beth Vanney no longer serve as portfolio managers of the Fund.
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	Life
Class A	Excluding sales charges	06/19/12	10.35	4.40
	Including sales charges		4.01	3.16
Class C	Excluding sales charges	06/19/12	9.59	3.63
	Including sales charges		8.59	3.63
Class K		06/19/12	10.43	4.48
Class R		06/19/12	10.15	4.16
Class R4 *		10/01/14	10.75	4.57
Class R5		06/19/12	10.69	4.75
Class T	Excluding sales charges	06/19/12	10.43	4.44
	Including sales charges		7.64	3.90
Class Y *		10/01/14	10.85	4.63
Class Z		06/19/12	10.64	4.68
Blended Benchmark			10.60	6.86
Citi Three-Month U.S. Treasury Bill Index			0.41	0.13
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 60% weighting of the MSCI ACWI All Cap Index (Net) and a 40% weighting of the Bloomberg Barclays Global Aggregate Index. The MSCI ACWI All Cap Index captures large, mid, small and micro cap representation across 23 developed markets countries and large, mid and small cap representation across 23 emerging markets countries. The Bloomberg Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
The Citi Three-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of three-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI All Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (June 19, 2012 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Adaptive Risk Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2017)
Alternative Strategies Funds	3.4
Equity Funds	5.0
Exchange-Traded Funds	0.4
Foreign Government Obligations	11.7
Inflation-Indexed Bonds	7.3
Money Market Funds(a)	70.1
Residential Mortgage-Backed Securities - Agency	1.7
U.S. Treasury Obligations	0.4
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $1,242 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Market exposure by asset class categories (%)(a) (at May 31, 2017)
Equity Assets	16.29%
Inflation-Hedging Assets	9.42%
Spread Assets	7.57%
Interest Rate Assets	54.73%
(a) Percentages are based upon net assets. The percentages do not equal 100% due to the effects of leverage within the Fund’s portfolio. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. The Fund’s portfolio composition and its market exposure are subject to change. Inflation-Hedging Assets may include, but are not limited to, direct or indirect investments in commodity-related investments, including certain types of commodities-linked derivatives and notes, and U.S. and non-U.S. inflation-linked bonds. Interest Rate Assets generally include fixed-income securities issued by U.S. and non-U.S. governments. Spread Assets generally include any other fixed-income securities.

Columbia Adaptive Risk Allocation Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-months that ended May 31, 2017, the Fund’s Class A shares returned 10.35% excluding sales charges. The Fund closely tracked its Blended Benchmark, which returned 10.60% over the same period. During the period, the MSCI AWCI All Cap Index, a broad measure of the global equity market, returned 17.51%, and the Bloomberg Barclays Global Aggregate Bond Index, a broad measure of the global fixed-income market, returned 0.77%. To compare, the Citi Three-Month Treasury Bill Index returned 0.41% during the same 12 months. The Fund takes a risk-based approach to allocating assets across four primary segments of global capital markets.
Market state policy implementation contributed positively
The Fund uses a global allocation strategy and takes a flexible approach to allocating portfolio risk across multiple asset classes — equity securities, inflation hedging assets, and fixed-income securities (generally consisting of fixed-income securities issued by governments, which are referred to as interest rate assets, and other fixed-income securities, which are referred to as spread assets). The Fund employs a market state classification process, based on multiple market-based indicators, to identify four distinct market environments and creates a policy or benchmark portfolio with a strategic risk allocation for each environment that is intended to generate attractive risk-adjusted returns in that environment. Allocations of risk to asset classes may differ significantly across market environments. While a global risk-balanced portfolio is what the investment manager expects the Fund to be in most often, other market states represent conditions when risk balancing may be less than ideal, and the portfolio can deviate from balance to improve risk-adjusted return potential for that environment. This could be to protect capital in a weakening market or to more fully participate when market conditions are considered favorable. Once a policy portfolio is established, the Fund then employs a tactical overlay process driven by the Columbia Global Asset Allocation Team’s Investment Strategy Outlook. During the 12-month period ended May 31, 2017, changes using this market state classification process contributed positively.
While absolute returns were strong, the investment manager’s tactical positioning overall was a modest detractor from the Fund’s relative performance during the period. Of the broad global asset classes to which the Fund allocates, its exposure to global equities contributed most positively, as global equity markets responded favorably to a pro-growth sentiment following the surprise results of the U.S. presidential election. Additionally, the Fund’s allocation to spread assets — primarily investment-grade corporate bonds, high-yield bonds, mortgage-backed securities and emerging market debt — significantly boosted relative results. The Fund’s allocation to global government fixed-income securities also contributed positively but more modestly. Exposure to inflation hedging assets added value, albeit modestly so, as well. Positions in commodities detracted from the Fund’s relative performance, as commodity prices were hit hard during the period, driven largely by energy prices. The effect of the Fund’s commodity exposure was mostly offset by exposure to real estate investment trusts (REITs) and global inflation-linked bonds, which contributed positively.
Global positioning reflected changing market conditions
The Fund uses an adaptive approach to re-allocate portfolio risk exposures as market conditions change in an effort to improve risk-adjusted returns. The investment manager believes no single portfolio is appropriate for all market environments and has identified four distinct market states—highly bullish, bullish, neutral and capital preservation, but expects the Fund to be in the neutral market state the majority of the time. The Fund made several deviations from the neutral market state during the period, moving into the bullish and highly bullish market states when market-based indicators became more positive. From a risk allocation perspective, then, the Fund in the neutral state was approximately 50% of the portfolio’s risk allocation in equities, with the remaining 50% of the portfolio’s risk allocation divided among the other three asset classes. In the months when the Fund was in a bullish or highly bullish market state, the Fund increased risk exposure to equities and decreased exposure to interest rates. With these changes, the Fund’s portfolio turnover rate for the 12-month period was 396%.
At the end of the period, the Columbia Global Asset Allocation Team favored a neutral stance toward equities, given the tactical view that the upside opportunities for stocks — particularly U.S. stocks — seemed modest in comparison with the downside risks. At the end of May 2017, we believed ongoing strength in growth and profits had been largely priced into valuations by investors, so delivery of these outcomes was not expected to drive prices higher by any significant degree in the near term. Downside surprises, however, may catch investors by surprise and spur volatility-induced price declines. Thus, at the end of the period, we believed a shift to a capital preservation market state for the Fund may be appropriate to reflect a cautious stance in relation to the possibility of this view materializing in the near term.
4	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Also, consistent with such a view, the Fund moved at the end of the period to a risk allocation that emphasizes government bonds. Overall, duration tools remained neutral. Our inflation forecasts showed the U.S. Consumer Price Index had likely peaked for the time being with diminishing inflation rates likely taking hold. U.S. Treasuries were neutral, although within the context of a capital preservation market state, we viewed these investment holdings as key to executing our investment strategy at the end of the period. International government bonds remained a modest underweight but were also helpful tools, in our opinion, in implementing a capital preservation market state.
Derivatives usage
During the period, the Fund used futures (including bond, currency, equity, index and interest rate futures), currency forwards, options and swaps (including credit default, credit default swap index, interest rate and total return swaps). The Fund used derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset. The Fund also used derivatives to manage its overall risk exposure and to obtain leverage (market exposure in excess of the Fund’s assets) within certain asset classes and during certain market environments in seeking to maintain attractive expected risk-adjusted returns while adhering to the Fund’s risk allocation framework. While the use of derivatives allows the Fund to pursue its risk allocation objectives, derivatives were neither a material contributor to nor a detractor from the Fund’s relative results during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Asset allocation does not assure a profit or protect against loss. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities Interest payments on inflation-protected securities may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities provide no income. As a non-diversified fund, fewer investments could have a greater affect on performance. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 — May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,077.60	1,020.19	4.92	4.78	0.95
Class C	1,000.00	1,000.00	1,074.90	1,016.40	8.85	8.60	1.71
Class K	1,000.00	1,000.00	1,078.50	1,020.14	4.97	4.84	0.96
Class R	1,000.00	1,000.00	1,077.60	1,018.90	6.27	6.09	1.21
Class R4	1,000.00	1,000.00	1,080.70	1,021.39	3.68	3.58	0.71
Class R5	1,000.00	1,000.00	1,080.10	1,021.24	3.84	3.73	0.74
Class T (formerly Class W)	1,000.00	1,000.00	1,078.50	1,020.19	4.92	4.78	0.95
Class Y	1,000.00	1,000.00	1,080.70	1,021.59	3.48	3.38	0.67
Class Z	1,000.00	1,000.00	1,079.70	1,021.34	3.73	3.63	0.72
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Alternative Strategies Funds 3.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Class Y Shares(a),(b)	11,294,769	60,539,961
Total Alternative Strategies Funds (Cost $62,876,065)		60,539,961

Equity Funds 4.3%

Global Real Estate 4.3%
Columbia Real Estate Equity Fund, Class Y Shares(a)	5,587,408	88,001,679
Total Equity Funds (Cost $85,955,778)		88,001,679

Exchange-Traded Funds 0.3%

iShares MSCI Canada ETF	245,000	6,409,200
Total Exchange-Traded Funds (Cost $6,416,550)		6,409,200

Foreign Government Obligations(c),(d) 10.2%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Belgium 1.5%
Kingdom of Belgium Government Bond(e)
06/22/2024	2.600%	EUR	23,600,000	31,155,356
France 0.5%
French Republic Government Bond OAT(e)
05/25/2045	3.250%	EUR	6,125,000	9,205,489
Italy 1.2%
Italy Buoni Poliennali Del Tesoro(e)
09/01/2046	3.250%	EUR	22,000,000	24,585,991
Japan 3.1%
Japan Government 30-Year Bond
03/20/2037	2.400%	JPY	659,000,000	7,982,195
03/20/2047	0.800%	JPY	6,132,350,000	55,408,482
Total				63,390,677
Mexico 0.5%
Mexican Bonos
06/10/2021	6.500%	MXN	200,000,000	10,436,855
Poland 0.4%
Republic of Poland Government Bond
07/25/2026	2.500%	PLN	31,250,000	7,980,185
Portugal 0.3%
Portugal Obrigacoes do Tesouro OT(e)
10/15/2025	2.875%	EUR	5,000,000	5,760,794
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Spain 2.5%
Spain Government Bond(e)
01/31/2022	5.850%	EUR	27,000,000	38,220,440
01/31/2037	4.200%	EUR	8,500,000	12,150,533
Total				50,370,973
United Kingdom 0.2%
United Kingdom Gilt(e)
01/22/2045	3.500%	GBP	2,600,000	4,642,699
Total Foreign Government Obligations (Cost $201,723,227)				207,529,019

Inflation-Indexed Bonds(c) 6.4%

Australia 0.1%
Australia Government Index-Linked Bond(e)
09/20/2025	3.000%	AUD	1,825,469	1,635,748
Canada 0.1%
Canadian Government Real Return Bond
12/01/2047	1.250%	CAD	2,317,832	2,093,310
France 0.5%
French Republic Government Bond OAT(e)
07/25/2024	0.250%	EUR	4,015,947	4,909,340
07/25/2040	1.800%	EUR	3,018,418	4,819,025
Total				9,728,365
Germany 0.2%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond(e)
04/15/2018	0.750%	EUR	1,615,950	1,832,377
Deutsche Bundesrepublik Inflation-Linked Bond(e)
04/15/2023	0.100%	EUR	2,099,200	2,545,274
04/15/2046	0.100%	EUR	617,550	772,501
Total				5,150,152
Italy 0.3%
Italy Buoni Poliennali Del Tesoro(e)
09/15/2019	2.350%	EUR	336,639	404,518
09/15/2021	2.100%	EUR	329,469	405,035
09/15/2024	2.350%	EUR	305,610	380,982
09/15/2026	3.100%	EUR	161,252	212,920
09/15/2041	2.550%	EUR	3,083,780	3,889,970
Total				5,293,425
Japan 0.2%
Japanese Government CPI-Linked Bond
03/10/2027	0.100%	JPY	349,772,500	3,345,834

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
May 31, 2017
Inflation-Indexed Bonds(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
New Zealand 0.0%
New Zealand Government Bond(e)
09/20/2025	2.000%	NZD	1,563,561	1,158,986
Spain 0.1%
Spain Government Inflation-Linked Bond(e)
11/30/2030	1.000%	EUR	1,366,551	1,558,853
Sweden 0.1%
Sweden Inflation-Linked Bond
06/01/2025	1.000%	SEK	10,377,949	1,455,876
United Kingdom 2.2%
United Kingdom Gilt Inflation-Linked(e)
03/22/2024	0.125%	GBP	3,998,772	6,054,070
United Kingdom Gilt Inflation-Linked Bond(e)
03/22/2029	0.125%	GBP	1,701,225	2,770,929
03/22/2034	0.750%	GBP	4,753,991	9,125,881
03/22/2044	0.125%	GBP	4,687,365	9,662,624
03/22/2052	0.250%	GBP	3,003,642	7,339,523
11/22/2065	0.125%	GBP	3,095,677	9,411,960
Total				44,364,987
United States 2.6%
U.S. Treasury Inflation-Indexed Bond
04/15/2019	0.125%		5,380,219	5,417,699
01/15/2021	1.125%		2,911,100	3,051,944
01/15/2022	0.125%		6,217,425	6,270,233
01/15/2024	0.625%		11,493,570	11,810,279
07/15/2024	0.125%		4,084,451	4,066,581
01/15/2025	0.250%		10,293,300	10,250,872
07/15/2026	0.125%		2,034,200	1,995,772
02/15/2042	0.750%		4,639,485	4,504,503
02/15/2043	0.625%		4,347,681	4,084,811
02/15/2045	0.750%		2,588,325	2,483,837
Total				53,936,531
Total Inflation-Indexed Bonds (Cost $125,909,409)				129,722,067

Residential Mortgage-Backed Securities - Agency 1.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(f)
06/19/2032	2.500%	3,884,329	3,924,233
06/13/2047	3.000%	5,800,000	5,831,945
06/13/2047	3.500%	7,175,000	7,411,197
06/13/2047	4.000%	3,950,000	4,173,434
06/13/2047	4.500%	1,425,000	1,536,523
06/13/2047	5.000%	355,000	390,313
Government National Mortgage Association(f)
06/21/2047	3.500%	7,250,000	7,562,600
Total Residential Mortgage-Backed Securities - Agency (Cost $30,599,358)			30,830,245

U.S. Treasury Obligations 0.4%

U.S. Treasury
02/15/2021	3.625%	5,000,000	5,368,028
08/15/2027	6.375%	1,500,000	2,068,826
Total U.S. Treasury Obligations (Cost $7,388,417)			7,436,854

Money Market Funds 61.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.916%(a),(g)	1,241,745,376	1,241,745,376
Total Money Market Funds (Cost $1,241,735,369)		1,241,745,376
Total Investments (Cost: $1,762,604,173)		1,772,214,401
Other Assets & Liabilities, Net		261,646,528
Net Assets		2,033,860,929

At May 31, 2017, securities and/or cash totaling $53,753,078 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts open at May 31, 2017
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	6/20/2017	249,847,000 EUR	273,170,974 USD	—	(7,776,457)
Barclays	6/20/2017	13,101,000 NOK	1,524,631 USD	—	(26,376)
Barclays	6/20/2017	41,710,190 USD	37,122,000 EUR	32,679	—
Barclays	6/20/2017	52,875,370 USD	47,002,000 EUR	—	(22,660)
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Investments in derivatives  (continued)
Forward foreign currency exchange contracts open at May 31, 2017 (continued)
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	6/20/2017	749,551 USD	6,325,000 NOK	—	(745)
Citi	6/20/2017	35,899,000 AUD	26,455,768 USD	—	(211,017)
Citi	6/20/2017	8,674,000 CAD	6,424,376 USD	922	—
Citi	6/20/2017	6,491,000 CAD	4,742,110 USD	—	(64,743)
Citi	6/20/2017	15,877,483,000 JPY	140,077,700 USD	—	(3,406,526)
Citi	6/20/2017	109,612,000 SEK	12,365,100 USD	—	(260,184)
Citi	6/20/2017	4,403,000 SGD	3,127,222 USD	—	(55,604)
Citi	6/20/2017	15,981,468 USD	21,490,000 AUD	—	(18,093)
Citi	6/20/2017	2,872,848 USD	3,878,000 CAD	—	(1,029)
Citi	6/20/2017	47,236,585 USD	5,231,407,000 JPY	39,447	—
Citi	6/20/2017	2,342,159 USD	20,357,000 SEK	2,593	—
Citi	6/20/2017	5,115,122 USD	44,399,000 SEK	—	(1,174)
Citi	6/20/2017	1,526,580 USD	2,111,000 SGD	—	(587)
Credit Suisse	6/20/2017	27,099,000 CHF	26,973,170 USD	—	(1,040,852)
Credit Suisse	6/20/2017	36,104,000 DKK	5,282,661 USD	—	(175,643)
Credit Suisse	6/20/2017	6,960,000 NZD	4,761,649 USD	—	(167,630)
Credit Suisse	6/20/2017	1,855,345 USD	1,806,000 CHF	11,636	—
Credit Suisse	6/20/2017	14,626,700 USD	14,142,000 CHF	—	(7,182)
Credit Suisse	6/20/2017	3,194,137 USD	21,117,000 DKK	—	(1,610)
Credit Suisse	6/20/2017	3,499,184 USD	4,926,000 NZD	—	(10,444)
HSBC	6/20/2017	29,522,000 PLN	7,611,600 USD	—	(323,100)
Standard Chartered	6/20/2017	2,454,000 GBP	3,170,873 USD	7,116	—
Standard Chartered	6/20/2017	132,743,637 GBP	171,060,778 USD	—	(75,545)
Standard Chartered	6/20/2017	74,785,000 HKD	9,608,269 USD	7,045	—
Standard Chartered	6/20/2017	203,521,000 MXN	10,729,137 USD	—	(151,722)
Standard Chartered	6/20/2017	98,854,109 USD	76,550,000 GBP	—	(163,989)
Total				101,438	(13,962,912)
Futures contracts outstanding at May 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
Australian 10-Year Bond	345	AUD	33,756,665	06/2017	873,516	—
Australian 3-Year Bond	175	AUD	14,644,232	06/2017	116,984	—
Canadian Government 10-Year Bond	210	CAD	22,612,873	09/2017	92,419	—
Euro-Bobl	339	EUR	50,339,993	06/2017	129,673	—
Euro-BTP	74	EUR	11,067,642	06/2017	111,686	—
Euro-Bund	245	EUR	44,673,807	06/2017	143,764	—
Euro-Buxl 30-Year	77	EUR	14,557,597	06/2017	41,974	—
Euro-OAT	369	EUR	62,828,178	06/2017	1,159,930	—
Japanese 10-Year Government Bond	58	JPY	78,906,185	06/2017	164,569	—
Long Gilt	374	GBP	61,651,794	09/2017	174,686	—
Mini MSCI EAFE Index	1,167	USD	110,042,265	06/2017	5,634,476	—
Mini MSCI EAFE Index	204	USD	19,236,180	06/2017	998,353	—
Mini MSCI Emerging Markets Index	311	USD	15,609,090	06/2017	854,492	—
Mini MSCI Emerging Markets Index	135	USD	6,775,650	06/2017	257,604	—
S&P 500 E-mini	186	USD	22,423,230	06/2017	402,694	—
S&P 500 E-mini	192	USD	23,146,560	06/2017	388,376	—
Short Term Euro-BTP	35	EUR	4,444,813	06/2017	23,494	—
TOPIX Index	280	JPY	39,693,002	06/2017	790,886	—
U.S. Long Bond	16	USD	2,461,000	09/2017	28,594	—
U.S. Long Bond	7	USD	1,076,688	09/2017	—	(233)
U.S. Treasury 10-Year Note	357	USD	45,087,984	09/2017	261,570	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
May 31, 2017
Long futures contracts outstanding (continued)
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Treasury 10-Year Note	102	USD	12,882,281	09/2017	—	(204)
U.S. Treasury 2-Year Note	550	USD	119,066,407	09/2017	110,592	—
U.S. Treasury 2-Year Note	162	USD	35,070,469	09/2017	—	(308)
U.S. Treasury 5-Year Note	1,961	USD	232,010,812	09/2017	577,437	—
U.S. Treasury Ultra 10-Year Note	152	USD	20,631,625	09/2017	165,923	—
U.S. Treasury Ultra 10-Year Note	19	USD	2,578,953	09/2017	—	(335)
U.S. Ultra Bond	671	USD	110,798,875	09/2017	1,774,231	—
U.S. Ultra Bond	251	USD	41,446,375	09/2017	2,695	—
Total			1,259,521,225		15,280,618	(1,080)
Credit default swap contracts outstanding at May 31, 2017
Sell protection
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	Markit CDX Emerging Markets Index, Series 27	6/20/2022	1.000	1.953	USD	42,454,501	(1,869,080)	227,111	—	(2,188,171)	546,202	—
Cleared credit default swap contracts outstanding at May 31, 2017
Sell protection
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)	Notional currency	Notional amount	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 28	6/20/2022	5.000	3.279	USD	75,005,279	2,939,645	—
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 28	6/20/2022	1.000	0.617	USD	12,469,283	176,836	—
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 28	6/20/2027	1.000	1.067	USD	38,270,000	221,517	—
Total							3,337,998	—
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Commodity Strategy Fund, Class I Shares	7,954,786	51,236,463	(59,191,249) *	—	—	2,274,530	—	—
Columbia Commodity Strategy Fund, Class Y Shares	—	47,552,908 *	(36,258,139)	11,294,769	—	(3,594,590)	—	60,539,961
Columbia Real Estate Equity Fund, Class I Shares	2,750,135	6,124,996	(8,875,131) *	—	1,840,085	246,354	1,890,287	—
Columbia Real Estate Equity Fund, Class Y Shares	—	8,698,519 *	(3,111,111)	5,587,408	—	(1,233,608)	—	88,001,679
Columbia Short-Term Cash Fund, 0.916%	250,808,285	3,256,814,253	(2,265,877,162)	1,241,745,376	—	(15,158)	4,095,696	1,241,745,376
Total	261,513,206	3,370,427,139	(2,373,312,792)	1,258,627,553	1,840,085	(2,322,472)	5,985,983	1,390,287,016

*	Includes the effect of underlying share class exchange.

(b)	Non-income producing investment.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Principal and interest may not be guaranteed by the government.
(e)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2017, the value of these securities amounted to $194,611,818 or 9.57% of net assets.
(f)	Represents a security purchased on a when-issued basis.
(g)	The rate shown is the seven-day current annualized yield at May 31, 2017.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Strategies Funds	60,539,961	—	—	—	60,539,961
Equity Funds	88,001,679	—	—	—	88,001,679
Exchange-Traded Funds	6,409,200	—	—	—	6,409,200
Foreign Government Obligations	—	207,529,019	—	—	207,529,019
Inflation-Indexed Bonds	—	129,722,067	—	—	129,722,067
Residential Mortgage-Backed Securities - Agency	—	30,830,245	—	—	30,830,245
U.S. Treasury Obligations	7,436,854	—	—	—	7,436,854
Money Market Funds	—	—	—	1,241,745,376	1,241,745,376
Total Investments	162,387,694	368,081,331	—	1,241,745,376	1,772,214,401
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	101,438	—	—	101,438
Futures Contracts	15,280,618	—	—	—	15,280,618
Swap Contracts	—	3,884,200	—	—	3,884,200
Liability
Forward Foreign Currency Exchange Contracts	—	(13,962,912)	—	—	(13,962,912)
Futures Contracts	(1,080)	—	—	—	(1,080)
Total	177,667,232	358,104,057	—	1,241,745,376	1,777,516,665
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	13

Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$372,036,961
Affiliated issuers, at cost	1,390,567,212
Total investments, at cost	1,762,604,173
Investments, at value
Unaffiliated issuers, at value	381,927,385
Affiliated issuers, at value	1,390,287,016
Total investments, at value	1,772,214,401
Foreign currency (identified cost $223,872)	225,818
Cash collateral held at broker	4,860,000
Margin deposits	48,893,077
Unrealized appreciation on forward foreign currency exchange contracts	101,438
Unrealized appreciation on swap contracts	546,202
Receivable for:
Investments sold	306,342,884
Investments sold on a delayed delivery basis	63,585,311
Capital shares sold	16,743,980
Dividends	855,424
Interest	2,613,245
Foreign tax reclaims	134,736
Variation margin for futures contracts	1,305,426
Variation margin for swap contracts	9,461
Prepaid expenses	601
Trustees’ deferred compensation plan	19,158
Total assets	2,218,451,162
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	13,962,912
Premiums received on outstanding swap contracts	2,188,171
Payable for:
Investments purchased	70,651,362
Investments purchased on a delayed delivery basis	93,781,267
Capital shares purchased	2,531,608
Variation margin for futures contracts	1,058,924
Variation margin for swap contracts	188,854
Management services fees	34,969
Distribution and/or service fees	3,391
Transfer agent fees	67,782
Compensation of board members	653
Compensation of chief compliance officer	120
Other expenses	101,062
Trustees’ deferred compensation plan	19,158
Total liabilities	184,590,233
Net assets applicable to outstanding capital stock	$2,033,860,929
Represented by
Paid in capital	1,931,970,529
Undistributed net investment income	812,549
Accumulated net realized gain	85,804,106
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	9,890,424
Investments - affiliated issuers	(280,196)
Foreign currency translations	361,253
Forward foreign currency exchange contracts	(13,861,474)
Futures contracts	15,279,538
Swap contracts	3,884,200
Total - representing net assets applicable to outstanding capital stock	$2,033,860,929
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
May 31, 2017
Class A
Net assets	$100,789,556
Shares outstanding	9,302,496
Net asset value per share	$10.83
Maximum offering price per share(a)	$11.49
Class C
Net assets	$95,199,163
Shares outstanding	9,026,711
Net asset value per share	$10.55
Class K
Net assets	$2,935
Shares outstanding	270
Net asset value per share(b)	$10.85
Class R
Net assets	$5,899,723
Shares outstanding	548,911
Net asset value per share	$10.75
Class R4
Net assets	$11,579,661
Shares outstanding	1,060,859
Net asset value per share	$10.92
Class R5
Net assets	$7,177,498
Shares outstanding	656,765
Net asset value per share	$10.93
Class T(c)
Net assets	$2,312,516
Shares outstanding	213,149
Net asset value per share	$10.85
Maximum offering price per share(d)	$11.13
Class Y
Net assets	$2,697
Shares outstanding	246
Net asset value per share(b)	$10.95
Class Z
Net assets	$1,810,897,180
Shares outstanding	166,003,944
Net asset value per share	$10.91

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	15

Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$1,345,766
Dividends — affiliated issuers	5,985,983
Interest	5,236,529
Foreign taxes withheld	(8,108)
Total income	12,560,170
Expenses:
Management services fees	8,000,497
Distribution and/or service fees
Class A	384,411
Class C	780,436
Class R	15,933
Class T(a)	1,550,105
Transfer agent fees
Class A	121,358
Class C	58,807
Class K	2
Class R	2,072
Class R4	9,873
Class R5	1,728
Class T(a)	502,503
Class Z	232,872
Plan administration fees
Class K	7
Compensation of board members	37,880
Custodian fees	86,092
Printing and postage fees	98,810
Registration fees	323,815
Audit fees	45,500
Legal fees	38,636
Compensation of chief compliance officer	569
Other	36,046
Total expenses	12,327,952
Expense reduction	(40)
Total net expenses	12,327,912
Net investment income	232,258
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Statement of Operations  (continued)
Year Ended May 31, 2017
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$(5,846,932)
Investments — affiliated issuers	(2,322,472)
Capital gain distributions from underlying affiliated funds	1,840,085
Foreign currency translations	77,657
Forward foreign currency exchange contracts	13,186,881
Futures contracts	95,793,195
Options purchased	(3,775,614)
Swap contracts	28,550,972
Increase from payment by affiliate (Note 6)	344,293
Net realized gain	127,848,065
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	8,793,094
Investments — affiliated issuers	(2,965,531)
Foreign currency translations	357,924
Forward foreign currency exchange contracts	(14,193,154)
Futures contracts	9,909,467
Swap contracts	1,591,697
Net change in unrealized appreciation (depreciation)	3,493,497
Net realized and unrealized gain	131,341,562
Net increase in net assets resulting from operations	$131,573,820

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	17

Statement of Changes in Net Assets
	Year Ended May 31, 2017	Year Ended May 31, 2016
Operations
Net investment income (loss)	$232,258	$(1,814,971)
Net realized gain (loss)	127,848,065	(6,460,191)
Net change in unrealized appreciation (depreciation)	3,493,497	9,733,744
Net increase in net assets resulting from operations	131,573,820	1,458,582
Distributions to shareholders
Net investment income
Class A	(1,910,227)	—
Class C	(243,404)	—
Class K	(31)	—
Class R	(29,257)	—
Class R4	(141,268)	—
Class R5	(24,304)	—
Class T(a)	(11,021,316)	—
Class Y	(36)	—
Class Z	(868,460)	—
Net realized gains
Class A	(1,740,349)	(1,583,099)
Class C	(773,591)	(617,046)
Class K	(26)	(27)
Class R	(35,333)	(2,605)
Class R4	(103,975)	(107,570)
Class R5	(17,090)	(12,937)
Class T(a)	(10,080,281)	(1,821,566)
Class Y	(24)	(24)
Class Z	(639,198)	(192,670)
Total distributions to shareholders	(27,628,170)	(4,337,544)
Increase in net assets from capital stock activity	1,305,414,282	196,174,393
Total increase in net assets	1,409,359,932	193,295,431
Net assets at beginning of year	624,500,997	431,205,566
Net assets at end of year	$2,033,860,929	$624,500,997
Undistributed (excess of distributions over) net investment income	$812,549	$(675,972)

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	11,356,840	118,267,708	6,477,611	63,559,452
Distributions reinvested	351,985	3,569,124	166,863	1,578,524
Redemptions	(16,421,262)	(171,054,994)	(9,344,931)	(90,415,838)
Net decrease	(4,712,437)	(49,218,162)	(2,700,457)	(25,277,862)
Class C
Subscriptions	4,272,792	43,520,811	2,529,237	24,329,314
Distributions reinvested	101,737	1,007,198	66,586	615,252
Redemptions	(1,645,970)	(16,768,855)	(1,549,411)	(14,704,497)
Net increase	2,728,559	27,759,154	1,046,412	10,240,069
Class R
Subscriptions	586,829	5,986,038	79,167	761,750
Distributions reinvested	6,409	64,542	275	2,579
Redemptions	(130,982)	(1,348,548)	(7,249)	(70,691)
Net increase	462,256	4,702,032	72,193	693,638
Class R4
Subscriptions	892,526	9,419,772	536,608	5,350,191
Distributions reinvested	24,038	245,186	11,297	107,546
Redemptions	(937,711)	(9,739,345)	(553,645)	(5,366,946)
Net increase (decrease)	(21,147)	(74,387)	(5,740)	90,791
Class R5
Subscriptions	605,341	6,457,550	76,079	763,436
Distributions reinvested	4,044	41,332	1,355	12,910
Redemptions	(113,835)	(1,185,895)	(77,319)	(753,316)
Net increase	495,550	5,312,987	115	23,030
Class T(a)
Subscriptions	101,125,247	1,048,428,796	24,944,483	242,892,513
Distributions reinvested	2,076,923	21,101,542	192,348	1,821,539
Redemptions	(141,258,260)	(1,492,126,983)	(3,998,727)	(39,020,767)
Net increase (decrease)	(38,056,090)	(422,596,645)	21,138,104	205,693,285
Class Z
Subscriptions	173,506,980	1,846,743,172	1,479,031	14,678,134
Distributions reinvested	119,523	1,219,132	19,209	182,674
Redemptions	(10,189,919)	(108,433,001)	(1,036,140)	(10,149,366)
Net increase	163,436,584	1,739,529,303	462,100	4,711,442
Total net increase	124,333,275	1,305,414,282	20,012,727	196,174,393

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
5/31/2017	$10.01	(0.01)	1.03	0.00 (c)	1.02	(0.10)	(0.10)
5/31/2016	$10.17	(0.03)	(0.03) (f)	—	(0.06)	—	(0.10)
5/31/2015	$10.24	(0.04)	0.14	0.01	0.11	(0.00) (c)	(0.18)
5/31/2014	$10.06	0.01	0.65	—	0.66	—	(0.48)
5/31/2013 (h)	$10.00	(0.04)	0.47	—	0.43	(0.14)	(0.23)
Class C
5/31/2017	$9.75	(0.08)	1.01	0.00 (c)	0.93	(0.03)	(0.10)
5/31/2016	$9.98	(0.10)	(0.03) (f)	—	(0.13)	—	(0.10)
5/31/2015	$10.11	(0.11)	0.15	0.01	0.05	—	(0.18)
5/31/2014	$10.03	(0.06)	0.62	—	0.56	—	(0.48)
5/31/2013 (h)	$10.00	(0.12)	0.48	—	0.36	(0.10)	(0.23)
Class K
5/31/2017	$10.03	0.00 (c)	1.03	0.00 (c)	1.03	(0.11)	(0.10)
5/31/2016	$10.18	(0.02)	(0.03) (f)	—	(0.05)	—	(0.10)
5/31/2015	$10.25	(0.03)	0.15	0.01	0.13	(0.02)	(0.18)
5/31/2014	$10.06	0.03	0.64	—	0.67	—	(0.48)
5/31/2013 (h)	$10.00	(0.04)	0.47	—	0.43	(0.14)	(0.23)
Class R
5/31/2017	$9.93	(0.03)	1.03	0.00 (c)	1.00	(0.08)	(0.10)
5/31/2016	$10.11	(0.06)	(0.02) (f)	—	(0.08)	—	(0.10)
5/31/2015	$10.20	(0.08)	0.16	0.01	0.09	—	(0.18)
5/31/2014	$10.05	(0.01)	0.64	—	0.63	—	(0.48)
5/31/2013 (h)	$10.00	(0.07)	0.47	—	0.40	(0.12)	(0.23)
Class R4
5/31/2017	$10.08	0.02	1.05	0.00 (c)	1.07	(0.13)	(0.10)
5/31/2016	$10.21	(0.01)	(0.02) (f)	—	(0.03)	—	(0.10)
5/31/2015 (j)	$10.13	(0.02)	0.31	—	0.29	(0.03)	(0.18)
Class R5
5/31/2017	$10.10	0.03	1.03	0.00 (c)	1.06	(0.13)	(0.10)
5/31/2016	$10.22	0.00 (c)	(0.02) (f)	—	(0.02)	—	(0.10)
5/31/2015	$10.29	(0.01)	0.15	0.01	0.15	(0.04)	(0.18)
5/31/2014	$10.07	0.07	0.63	—	0.70	—	(0.48)
5/31/2013 (h)	$10.00	(0.03)	0.48	—	0.45	(0.15)	(0.23)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.20)	$10.83	10.35% (d)	0.99%	0.99% (e)	(0.07%)	396%	$100,790
(0.10)	$10.01	(0.55%)	1.15%	1.07% (e)	(0.32%)	254%	$140,291
(0.18)	$10.17	1.13% (g)	1.23%	1.06%	(0.35%)	256%	$169,978
(0.48)	$10.24	7.07%	2.01%	0.75%	0.14%	303%	$7,281
(0.37)	$10.06	4.15%	2.97% (i)	0.60% (i)	(0.42%) (i)	76%	$8,139

(0.13)	$10.55	9.59% (d)	1.74%	1.74% (e)	(0.77%)	396%	$95,199
(0.10)	$9.75	(1.26%)	1.90%	1.82% (e)	(1.09%)	254%	$61,386
(0.18)	$9.98	0.48% (g)	1.98%	1.81%	(1.11%)	256%	$52,406
(0.48)	$10.11	6.07%	2.76%	1.50%	(0.65%)	303%	$416
(0.33)	$10.03	3.43%	3.69% (i)	1.33% (i)	(1.19%) (i)	76%	$1,387

(0.21)	$10.85	10.43% (d)	0.95%	0.95%	0.01%	396%	$3
(0.10)	$10.03	(0.45%)	1.04%	0.97%	(0.24%)	254%	$3
(0.20)	$10.18	1.25% (g)	1.10%	0.84%	(0.27%)	256%	$3
(0.48)	$10.25	7.18%	1.79%	0.63%	0.35%	303%	$3
(0.37)	$10.06	4.13%	2.90% (i)	0.63% (i)	(0.37%) (i)	76%	$3

(0.18)	$10.75	10.15% (d)	1.22%	1.22% (e)	(0.25%)	396%	$5,900
(0.10)	$9.93	(0.75%)	1.38%	1.34% (e)	(0.57%)	254%	$861
(0.18)	$10.11	0.87% (g)	1.48%	1.32%	(0.83%)	256%	$146
(0.48)	$10.20	6.77%	2.26%	1.00%	(0.14%)	303%	$3
(0.35)	$10.05	3.90%	3.14% (i)	0.87% (i)	(0.74%) (i)	76%	$3

(0.23)	$10.92	10.75% (d)	0.74%	0.74% (e)	0.20%	396%	$11,580
(0.10)	$10.08	(0.25%)	0.90%	0.82% (e)	(0.08%)	254%	$10,908
(0.21)	$10.21	2.87%	0.99% (i)	0.82% (i)	(0.30%) (i)	256%	$11,110

(0.23)	$10.93	10.69% (d)	0.73%	0.73%	0.24%	396%	$7,177
(0.10)	$10.10	(0.15%)	0.79%	0.73%	0.03%	254%	$1,628
(0.22)	$10.22	1.48% (g)	0.86%	0.69%	(0.14%)	256%	$1,647
(0.48)	$10.29	7.47%	1.54%	0.38%	0.68%	303%	$26
(0.38)	$10.07	4.37%	2.66% (i)	0.38% (i)	(0.25%) (i)	76%	$3
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class T(k)
5/31/2017	$10.02	(0.02)	1.05	0.00 (c)	1.03	(0.10)	(0.10)
5/31/2016	$10.18	(0.03)	(0.03) (f)	—	(0.06)	—	(0.10)
5/31/2015	$10.25	(0.04)	0.14	0.01	0.11	(0.00) (c)	(0.18)
5/31/2014	$10.06	0.05	0.62	—	0.67	—	(0.48)
5/31/2013 (h)	$10.00	(0.04)	0.47	—	0.43	(0.14)	(0.23)
Class Y
5/31/2017	$10.11	0.03	1.05	0.00 (c)	1.08	(0.14)	(0.10)
5/31/2016	$10.23	0.00 (c)	(0.02) (f)	—	(0.02)	—	(0.10)
5/31/2015 (l)	$10.15	(0.02)	0.32	—	0.30	(0.04)	(0.18)
Class Z
5/31/2017	$10.08	0.05	1.01	0.00 (c)	1.06	(0.13)	(0.10)
5/31/2016	$10.21	(0.01)	(0.02) (f)	—	(0.03)	—	(0.10)
5/31/2015	$10.28	(0.02)	0.15	0.01	0.14	(0.03)	(0.18)
5/31/2014	$10.07	0.04	0.65	—	0.69	—	(0.48)
5/31/2013 (h)	$10.00	(0.02)	0.47	—	0.45	(0.15)	(0.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.02%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.
(h)	Based on operations from June 19, 2012 (fund commencement of operations) through the stated period end.
(i)	Annualized.
(j)	Class R4 shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(k)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(l)	Class Y shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.20)	$10.85	10.43% (d)	0.99%	0.99% (e)	(0.17%)	396%	$2,313
(0.10)	$10.02	(0.55%)	1.14%	1.08%	(0.31%)	254%	$383,552
(0.18)	$10.18	1.13% (g)	1.25%	0.96%	(0.37%)	256%	$174,418
(0.48)	$10.25	7.18%	2.01%	0.75%	0.62%	303%	$183,246
(0.37)	$10.06	4.15%	2.90% (i)	0.62% (i)	(0.42%) (i)	76%	$3

(0.24)	$10.95	10.85% (d)	0.67%	0.67%	0.29%	396%	$3
(0.10)	$10.11	(0.15%)	0.76%	0.69%	0.02%	254%	$2
(0.22)	$10.23	2.98%	0.85% (i)	0.65% (i)	(0.28%) (i)	256%	$3

(0.23)	$10.91	10.64% (d)	0.73%	0.73% (e)	0.46%	396%	$1,810,897
(0.10)	$10.08	(0.25%)	0.90%	0.82% (e)	(0.06%)	254%	$25,871
(0.21)	$10.21	1.37% (g)	0.99%	0.78%	(0.17%)	256%	$21,494
(0.48)	$10.28	7.37%	1.76%	0.50%	0.41%	303%	$6,470
(0.38)	$10.07	4.39%	2.66% (i)	0.35% (i)	(0.17%) (i)	76%	$5,156
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	23

Notes to Financial Statements
May 31, 2017
Note 1. Organization
Columbia Adaptive Risk Allocation Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective March 27, 2017, the Fund invests significantly in Class Y shares of affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates. Prior to March 27, 2017, the Fund invested significantly in Class I shares of affiliated funds. The Fund invests in shares of third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website, www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
24	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
May 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
26	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
May 31, 2017
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s
28	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
May 31, 2017
Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	3,884,200*
Equity risk	Net assets — unrealized appreciation on futures contracts	9,326,881*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	101,438
Interest rate risk	Net assets — unrealized appreciation on futures contracts	5,953,737*
Total		19,266,256

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Premiums received on outstanding swap contracts	2,188,171
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	13,962,912
Interest rate risk	Net assets — unrealized depreciation on futures contracts	1,080*
Total		16,152,163

30	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	17,028,434	17,028,434
Equity risk	—	95,289,201	(3,569,335)	11,522,538	103,242,404
Foreign exchange risk	13,186,881	(4,833)	—	—	13,182,048
Interest rate risk	—	508,827	(206,279)	—	302,548
Total	13,186,881	95,793,195	(3,775,614)	28,550,972	133,755,434

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	3,884,200	3,884,200
Equity risk	—	4,168,966	(2,292,503)	1,876,463
Foreign exchange risk	(14,193,154)	—	—	(14,193,154)
Interest rate risk	—	5,740,500	—	5,740,500
Total	(14,193,154)	9,909,466	1,591,697	(2,691,991)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,201,749,586
Futures contracts — short	15,141,547
Credit default swap contracts — sell protection	337,948,121

Derivative instrument	Average market value ($)**
Options contracts — purchased	122,538

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	4,615,524*	(4,460,023)*
Total return swap contracts	1,058,491***	(19,921)***

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2017.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2017.
***	Based on the ending monthly outstanding amounts for the year ended May 31, 2017.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
May 31, 2017
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
32	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2017:
	Barclays ($)	Citi ($)	Credit Suisse ($)	HSBC ($)	Morgan Stanley ($)	Standard Chartered ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	-	-	-	9,461	-	9,461
Forward foreign currency exchange contracts	32,679	42,962	11,636	-	-	14,162	101,439
Total assets	32,679	42,962	11,636	-	9,461	14,162	110,900
Liabilities
Centrally cleared credit default swap contracts (a)	-	-	-	-	188,854	-	188,854
Forward foreign currency exchange contracts	7,826,238	4,018,957	1,403,361	323,100	-	391,256	13,962,912
OTC credit default swap contracts (b)	1,641,969	-	-	-	-	-	1,641,969
Total liabilities	9,468,207	4,018,957	1,403,361	323,100	188,854	391,256	15,793,735
Total financial and derivative net assets	(9,435,528)	(3,975,995)	(1,391,725)	(323,100)	(179,393)	(377,094)	(15,682,835)
Total collateral received (pledged) (c)	(4,860,000)	-	-	-	(179,393)	-	(5,039,393)
Net amount (d)	(4,575,528)	(3,975,995)	(1,391,725)	(323,100)	-	(377,094)	(10,643,442)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
May 31, 2017
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with the Investment Manager. Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) a fee that declines from 0.06% to 0.03%, depending on asset levels, on assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay an investment advisory fee to the Investment Manager, (ii) a fee that declines from 0.16% to 0.13%, depending on asset levels, on assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates and (iii) a fee that declines from 0.76% to 0.63%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including affiliated mutual funds, exchange-traded funds and closed-end funds advised by the Investment Manager that do not pay an investment advisory fee, third party closed-end funds, derivatives and individual securities. The effective management services fee rate for the year ended May 31, 2017 was 0.61% of the Fund’s average daily net assets.
34	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class Y shares did not pay transfer agency fees.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
May 31, 2017
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Class C	0.08
Class K	0.061
Class R	0.06
Class R4	0.08
Class R5	0.064
Class T	0.08
Class Y	0.010
Class Z	0.05
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $40.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
36	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	809,265
Class C	15,339
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	August 1, 2017 through September 30, 2018	October 1, 2016 through July 31, 2017	prior to October 1, 2016
Class A	1.25%	1.25%	1.24%
Class C	2.00	2.00	1.99
Class K	1.25	1.22	1.17
Class R	1.50	1.50	1.49
Class R4	1.00	1.00	0.99
Class R5	1.00	0.97	0.92
Class T	1.25	1.25	1.24
Class Y	0.95	0.92	0.87
Class Z	1.00	1.00	0.99
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, tax straddles, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications, investments in partnerships, TIPS holding and Swap holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
May 31, 2017
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
15,494,566	(15,494,566)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
May 31, 2017			May 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
27,628,170	—	27,628,170	690,550	3,646,994	4,337,544
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
45,062,238	59,875,258	—	5,673,151
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,766,541,250	8,549,492	(2,876,341)	5,673,151
The following capital loss carryforwards, determined at May 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	—	4,136,989	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,915,692,331 and $2,696,822,057, respectively, for the year ended May 31, 2017, of which $1,151,543,237 and $1,159,156,450, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Payments by affiliates
During the year ended May 31, 2017, the Investment Manager reimbursed the Fund $344,293 for a loss on a trading error.
38	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2017.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
May 31, 2017
affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At May 31, 2017, affiliated shareholders of record owned 90.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
40	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Notes to Financial Statements  (continued)
May 31, 2017
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	41

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Adaptive Risk Allocation Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Adaptive Risk Allocation Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 19, 2012 (commencement of operations) through May 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
42	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend
$62,869,021
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	43

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
44	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	45

TRUSTEES AND OFFICERS  (continued)
Consultants to the independent trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
46	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Adaptive Risk Allocation Fund | Annual Report 2017	47

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
48	Columbia Adaptive Risk Allocation Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Adaptive Risk Allocation Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN214_05_G01_(07/17)

Annual Report
May 31, 2017
Columbia Alternative Beta Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Alternative Beta Fund   |  Annual Report 2017

Columbia Alternative Beta Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Alternative Beta Fund (the Fund) seeks to provide shareholders with absolute (positive) returns over a complete market cycle.
Portfolio management
Jeffrey Knight, CFA
Co-lead manager
Managed Fund since 2015
William Landes, Ph.D.
Co-lead manager
Managed Fund since 2015
Marc Khalamayzer, CFA
Co-manager
Managed Fund since 2015
Joshua Kutin, CFA
Co-manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	Life
Class A	Excluding sales charges	01/28/15	-0.28	-2.34
	Including sales charges		-6.06	-4.78
Class C	Excluding sales charges	01/28/15	-1.03	-3.06
	Including sales charges		-2.02	-3.06
Class R		01/28/15	-0.50	-2.58
Class R4		01/28/15	-0.06	-2.10
Class R5		01/28/15	-0.02	-2.06
Class T	Excluding sales charges	01/28/15	-0.28	-2.38
	Including sales charges		-2.76	-3.45
Class Y		01/28/15	0.21	-1.95
Class Z		01/28/15	0.05	-2.14
Citi One-Month U.S. Treasury Bill Index			0.36	0.20
HFRX Global Hedge Fund Index			5.96	0.58*
*From January 31, 2015.
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge (CDSC) for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
The Citi One-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of one-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Alternative Beta Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (January 28, 2015 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Alternative Beta Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
*From January 31, 2015.
Portfolio breakdown (%) (at May 31, 2017)
Money Market Funds	100.0
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at May 31, 2017)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	20.8	-	20.8
Commodities Derivative Contracts	25.1	-	25.1
Equity Derivative Contracts	36.0	(0.3)	35.7
Foreign Currency Derivative Contracts	19.7	(1.3)	18.4
Total Notional Market Value of Derivative Contracts	101.6	(1.6)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 to the Notes to Consolidated Financial Statements.
Columbia Alternative Beta Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
Effective October 1, 2016, the Fund was renamed Columbia Alternative Beta Fund; the HFRX Global Hedge Fund Index was added as a benchmark for performance comparison purposes; and the Fund was repositioned as described below.
For the 12-month period that ended May 31, 2017, the Fund’s Class A shares returned -0.28% excluding sales charges. During the same time period, the Citi One-Month U.S. Treasury Bill Index returned 0.36% and the HFRX Global Hedge Fund Index returned 5.96%. As an absolute return fund, it employs a benchmark agnostic strategy and thus comparisons to the Citi One-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index are for information purposes only. This multi-strategy, multi-asset class risk premia Fund accesses various alternative beta investment strategies that offer return opportunities typically not available from traditional investments.
Global equities and higher risk fixed-income securities advanced during period
Global equities advanced at a swift pace during the period, driven in large part by increased expectations for economic growth leading up to and following the U.S. elections, which, if realized, could, in turn, help foster an extension of the business cycle. Inflation expectations also rose for much of the period. The U.S. equity market, as measured by the S&P 500 Index, enjoyed a 109-day streak without a 1% decline during the annual period, its longest stretch in nearly 22 years. Another broad measure for U.S. equity performance, the Russell 3000 Index, gained 17.69% for the 12-month period ended May 31, 2017. U.S. equity markets flirted with new highs. International developed market equities, as measured by the 16.44% return of the MSCI EAFE Index, posted double-digit gains but modestly trailed their U.S. counterparts, pressured somewhat by a strengthening U.S. dollar. Emerging market equities, as represented by the 27.41% return of the MSCI Emerging Markets Index, outperformed U.S. equities, boosted by optimism about economic growth and the diminishing risk of populism in Europe following the French election results. Within fixed-income markets, corporate bonds and emerging market debt were among the best performing sectors, with high-yield corporate bonds leading the way.
Commodity positions hampered Fund results
Effective October 1, 2016, the Fund was 100% allocated to alternative beta strategies. Alternative beta strategies represent those strategies associated with the systematic risks embedded in capital markets and are driven primarily by: 1) academically-supported forms of risk premia (e.g. value, momentum, quality, etc.) and 2) investor-based behavioral biases, industry needs, structures and constraints (e.g. short volatility, commodity curve, etc.). In implementing these alternative beta strategies, the Fund maintains a multi-asset class, multi-style portfolio invested across specific risk premia styles in equity, fixed-income, credit, currency and commodity holdings. This absolute return fund is managed to a 7.5% volatility target relying on risk parity and risk targeting concepts.
During the period, the primary detractor from the Fund’s performance was its commodity suite of positions, which lost ground in three of the four styles represented within the Fund. Conversely, the Fund’s returns were buoyed by holdings in the equity and currency asset classes, specifically equity quality, equity low beta and currency value risk premia, which contributed positively. The Fund’s short volatility positions focused on global equity, global currency and U.S. Treasuries also contributed positively to returns. As alternative beta positions typically perform with little correlation to one another, this disparate performance among asset classes and styles is to be expected and indeed is the primary rationale for holding such a broadly diversified portfolio. When combined judiciously, we believe alternative beta holdings can produce a close-to-market-neutral profile, which makes them potentially attractive investment portfolio diversifiers.
Changes based in shift to stand-alone alternative beta strategy
As mentioned earlier, effective October 1, 2016, the Fund was renamed and repositioned from one that brought together multiple alternative investment strategies to one focused solely on alternative beta strategies, wherein all of the Fund’s assets were allocated to its existing alternative beta component. More specifically, the Fund’s principal investment strategies now align solely with the alternative beta strategy, which seeks to capitalize on inefficiencies and behavioral biases present within the equity, fixed-income, credit, commodities and currency markets. The Fund employs a number of strategies, such as carry, curve, low beta, momentum, value and volatility risk premia, which may include long/short security positions, derivatives and other instruments and assets.
4	Columbia Alternative Beta Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
With the goal of providing investors with exposure to assets that have a low market correlation, the Fund’s investment objective, fundamental policies and portfolio management team remained unchanged. The Fund remained an absolute return-focused portfolio that seeks to meet its performance target irrespective of global macro conditions. As such, the Fund invests in positions that tend to exhibit little market directionality.
Derivatives usage
The Fund utilizes derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset or index. During the period, the Fund used total return swap positions to more efficiently and cost effectively manage its exposures. These flexible structures, which allow for direct and highly versatile portfolio management applications, added value to the Fund’s results during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Alternative investments cover a broad range of strategies and structures designed to be low or non-correlated to traditional equity and fixed-income markets and involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above average-tolerance for risk. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The sales price the Fund (or its underlying investments) could receive for any particular investment may differ from the Fund’s (or underlying investments’) valuation of the investment. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Alternative Beta Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 — May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.80	1,018.60	6.45	6.39	1.27
Class C	1,000.00	1,000.00	1,031.50	1,014.81	10.28	10.20	2.03
Class R	1,000.00	1,000.00	1,035.80	1,017.30	7.77	7.70	1.53
Class R4	1,000.00	1,000.00	1,037.80	1,019.80	5.23	5.19	1.03
Class R5	1,000.00	1,000.00	1,038.20	1,020.54	4.47	4.43	0.88
Class T (formerly Class W)	1,000.00	1,000.00	1,035.70	1,018.60	6.45	6.39	1.27
Class Y	1,000.00	1,000.00	1,039.50	1,020.54	4.47	4.43	0.88
Class Z	1,000.00	1,000.00	1,039.00	1,019.60	5.44	5.39	1.07
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Alternative Beta Fund | Annual Report 2017

Consolidated Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Money Market Funds 97.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.916%(a),(b)	538,647,376	538,647,376
Total Money Market Funds (Cost $538,647,094)		538,647,376
Total Investments (Cost: $538,647,094)		538,647,376
Other Assets & Liabilities, Net		11,655,438
Net Assets		550,302,814
At May 31, 2017, securities and/or cash totaling $7,987,000 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts open at May 31, 2017
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	6/20/2017	6,550,000 EUR	7,157,398 USD	—	(207,932)
Deutsche Bank	6/20/2017	13,031,000 AUD	9,612,718 USD	—	(67,075)
JPMorgan	6/20/2017	14,624,000 CAD	10,682,908 USD	—	(146,766)
Standard Chartered	6/20/2017	2,041,400,000 JPY	17,954,373 USD	—	(493,683)
Total				—	(915,456)
Futures contracts outstanding at May 31, 2017
Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
S&P 500 E-mini	(90)	USD	(10,849,950)	06/2017	—	(285,198)

Total return swap contracts outstanding at May 31, 2017
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	Total return on Barclays TrendStar+ Alt Roll 2 Index(1)	Fixed rate of 0.600%	11/30/2017	USD	48,552,261	9,484	—	93,413	—
Barclays	Total return on Atlantic High Yield Investment Grade Spread BetaBarclays Credit Index(2)	Fixed rate of 0.400%	11/30/2017	USD	148,157,109	66,516	—	58,659	—
Barclays	Total return on Barclays TrendStar+ Alt Roll 2 Index(1)	Fixed rate of 0.600%	11/30/2017	USD	29,123,825	9,476	—	52,247	—
Barclays	Total return on Barclays TrendStar+ Alt Roll 2 Index(1)	Fixed rate of 0.600%	11/30/2017	USD	10,109,134	3,304	—	18,120	—
Barclays	Total return on Barclays TrendStar+ Alt Roll 2 Index(1)	Fixed rate of 0.600%	11/30/2017	USD	4,143,726	1,154	—	7,628	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2017	7

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	Total return on Barclays TrendStar+ Alt Roll 2 Index(1)	Fixed rate of 0.600%	11/30/2017	USD	2,527,158	498	—	4,858	—
Barclays	Total return on Barclays Backwardation Excess Return Index(3)	Fixed rate of 0.250%	11/30/2017	USD	1,798,329	—	—	4,448	—
Barclays	Total return on Barclays TrendStar+ Alt Roll 2 Index(1)	Fixed rate of 0.600%	11/30/2017	USD	1,950,978	405	—	3,730	—
Barclays	Total return on Barclays TrendStar+ Alt Roll 2 Index(1)	Fixed rate of 0.600%	11/30/2017	USD	3,402,661	1,180	—	3,563	—
Barclays	Total return on Barclays Dualis Excess Return Index(4)	Fixed rate of 0.580%	11/30/2017	USD	3,019,885	—	—	2,587	—
Barclays	Total return on Barclays TrendStar+ Alt Roll 2 Index(1)	Fixed rate of 0.600%	11/30/2017	USD	1,306,259	386	—	2,382	—
Barclays	Total return on Atlantic High Yield Investment Grade Spread BetaBarclays Credit Index(2)	Fixed rate of 0.400%	11/30/2017	USD	5,847,475	4,077	—	863	—
Barclays	Total return on Atlantic High Yield Investment Grade Spread BetaBarclays Credit Index(2)	Fixed rate of 0.400%	11/30/2017	USD	24,568,345	19,896	—	862	—
Barclays	Total return on Atlantic High Yield Investment Grade Spread BetaBarclays Credit Index(2)	Fixed rate of 0.400%	11/30/2017	USD	21,320,774	17,332	—	682	—
Barclays	Total return on Atlantic High Yield Investment Grade Spread BetaBarclays Credit Index(2)	Fixed rate of 0.400%	11/30/2017	USD	4,333,810	3,205	—	457	—
Barclays	Total return on Barclays Dualis Excess Return Index(4)	Fixed rate of 0.580%	11/30/2017	USD	738,136	—	—	—	(256)
Barclays	Total return on Barclays Dualis Excess Return Index(4)	Fixed rate of 0.580%	11/30/2017	USD	2,186,010	—	—	—	(759)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Alternative Beta Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	Total return on Barclays Dualis Excess Return Index(4)	Fixed rate of 0.580%	11/30/2017	USD	2,188,158	—	—	—	(760)
Barclays	Total return on Barclays Dualis Excess Return Index(4)	Fixed rate of 0.580%	11/30/2017	USD	3,304,312	—	—	—	(1,148)
Barclays	Total return on Barclays Dualis Excess Return Index(4)	Fixed rate of 0.580%	11/30/2017	USD	11,954,326	—	—	—	(4,152)
Barclays	Total return on Atlantic High Yield Investment Grade Spread BetaBarclays Credit Index(2)	Fixed rate of 0.400%	11/30/2017	USD	3,305,493	2,865	—	—	(5,534)
Barclays	Total return on Barclays Dualis Excess Return Index(4)	Fixed rate of 0.580%	11/30/2017	USD	16,707,227	—	—	—	(5,803)
Barclays	Total return on Barclays Hedging Insights Index(3)	Fixed rate of 0.150%	11/30/2017	USD	1,440,806	—	—	—	(9,079)
Barclays	Total return on Barclays Hedging Insights Index(3)	Fixed rate of 0.150%	11/30/2017	USD	2,297,453	—	—	—	(14,477)
Barclays	Total return on Barclays Hedging Insights Index(3)	Fixed rate of 0.150%	11/30/2017	USD	2,306,050	—	—	—	(14,531)
Barclays	Total return on Barclays Hedging Insights Index(3)	Fixed rate of 0.150%	11/30/2017	USD	2,419,403	—	—	—	(15,245)
Barclays	Total return on Barclays Hedging Insights Index(3)	Fixed rate of 0.150%	11/30/2017	USD	2,505,767	—	—	—	(15,789)
Barclays	Total return on Barclays Hedging Insights Index(3)	Fixed rate of 0.150%	11/30/2017	USD	3,892,428	—	—	—	(20,155)
Barclays	Total return on Barclays Hedging Insights Index(3)	Fixed rate of 0.150%	11/30/2017	USD	3,357,616	—	—	—	(21,157)
Barclays	Total return on Barclays Hedging Insights Index(3)	Fixed rate of 0.150%	11/30/2017	USD	3,413,793	—	—	—	(21,511)
Barclays	Total return on Barclays Hedging Insights Index(3)	Fixed rate of 0.150%	11/30/2017	USD	3,444,580	—	—	—	(21,705)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2017	9

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	Total return on Barclays Dualis Excess Return Index(4)	Fixed rate of 0.580%	11/30/2017	USD	72,498,694	—	—	—	(25,182)
Barclays	Total return on Barclays Hedging Insights Index(3)	Fixed rate of 0.150%	11/30/2017	USD	2,458,970	—	—	—	(25,265)
Barclays	Total return on Barclays Hedging Insights Index(3)	Fixed rate of 0.150%	11/30/2017	USD	4,132,897	—	—	—	(26,042)
Barclays	Total return on Barclays Backwardation Excess Return Index(3)	Fixed rate of 0.250%	11/30/2017	USD	2,065,237	—	—	—	(32,188)
Barclays	Total return on Barclays Backwardation Excess Return Index(3)	Fixed rate of 0.250%	11/30/2017	USD	4,536,070	—	—	—	(70,698)
Barclays	Total return on Barclays Hedging Insights Index(3)	Fixed rate of 0.150%	11/30/2017	USD	11,353,720	—	—	—	(71,542)
Barclays	Total return on Barclays Backwardation Excess Return Index(3)	Fixed rate of 0.250%	11/30/2017	USD	5,368,639	—	—	—	(83,675)
Barclays	Total return on Barclays Hedging Insights Index(3)	Fixed rate of 0.150%	11/30/2017	USD	20,973,156	—	—	—	(132,156)
Barclays	Total return on Barclays Hedging Insights Index(3)	Fixed rate of 0.150%	11/30/2017	USD	52,977,964	—	—	—	(333,825)
Barclays	Total return on Barclays Backwardation Excess Return Index(3)	Fixed rate of 0.250%	11/30/2017	USD	29,474,679	—	—	—	(459,388)
Citi	Total return on Citi Commodities Liquidity Navigator Index(3)	Fixed rate of 0.290%	11/30/2017	USD	3,697,165	—	—	—	(3,169)
Citi	Total return on Citi Commodities Liquidity Navigator Index(3)	Fixed rate of 0.290%	11/30/2017	USD	5,709,554	—	—	—	(4,894)
Citi	Total return on Citi Commodities Liquidity Navigator Index(3)	Fixed rate of 0.290%	11/30/2017	USD	6,492,230	—	—	—	(5,565)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Alternative Beta Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Citi	Total return on Citi Commodities Liquidity Navigator Index(3)	Fixed rate of 0.290%	11/30/2017	USD	5,197,328	—	—	—	(10,741)
Citi	Total return on Citi Commodities Liquidity Navigator Index(3)	Fixed rate of 0.290%	11/30/2017	USD	31,639,790	—	—	—	(27,120)
Citi	Total return on Citi Commodities Liquidity Navigator Index(3)	Fixed rate of 0.290%	11/30/2017	USD	35,502,126	—	—	—	(30,430)
Citi	Total return on Citi Commodities Liquidity Navigator Index(3)	Fixed rate of 0.290%	11/30/2017	USD	220,418,806	—	—	—	(188,929)
Deutsche Bank	Total return on Deutsche Bank Equity Low Beta Turnover Control Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	15,947,764	3,924	—	374,929	—
Deutsche Bank	Total return on Deutsche Bank Equity Low Beta Turnover Control Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	12,594,565	2,231	—	296,964	—
Deutsche Bank	Total return on Deutsche Bank Equity Low Beta Turnover Control Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	3,575,510	881	—	84,058	—
Deutsche Bank	Total return on Deutsche Bank Equity Low Beta Turnover Control Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	997,314	223	—	23,469	—
Deutsche Bank	Total return on Deutsche Bank Equity Low Beta Turnover Control Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	1,302,551	363	—	18,389	—
Deutsche Bank	Total return on Deutsche Bank Equity Sector Neutral Quality Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	3,405,155	1,265	—	17,706	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2017	11

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Deutsche Bank	Total return on Deutsche Bank Equity Sector Neutral Quality Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	65,390,388	418	—	17,595	—
Deutsche Bank	Total return on Deutsche Bank Equity Sector Neutral Quality Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	2,273,482	591	—	35	—
Deutsche Bank	Total return on Deutsche Bank Equity Sector Neutral Quality Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	1,001,591	296	—	—	(20)
Deutsche Bank	Total return on Deutsche Bank Equity Sector Neutral Quality Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	3,269,519	1,060	—	—	(160)
Deutsche Bank	Total return on Deutsche Bank Equity Sector Neutral Quality Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	8,295,989	2,707	—	—	(422)
Deutsche Bank	Total return on Deutsche Bank Currency Valuation - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	640,564	—	—	—	(1,194)
Deutsche Bank	Total return on Deutsche Bank Haven Plus - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	579,385	—	—	—	(3,839)
Deutsche Bank	Total return on Deutsche Bank Currency Valuation - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	2,422,856	—	—	—	(4,515)
Deutsche Bank	Total return on Deutsche Bank Currency Valuation - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	3,472,176	—	—	—	(6,471)
Deutsche Bank	Total return on Deutsche Bank Currency Valuation - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	3,627,090	—	—	—	(6,759)
Deutsche Bank	Total return on Deutsche Bank Currency Valuation - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	3,727,368	—	—	—	(6,946)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Alternative Beta Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Deutsche Bank	Total return on Deutsche Bank Equity Risk-Adjusted Momentum Factor Index - USD Excess Return(7)	Fixed rate of 0.000%	11/30/2017	USD	1,588,246	478	—	—	(9,342)
Deutsche Bank	Total return on Deutsche Bank Currency Valuation - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	7,351,535	—	—	—	(13,700)
Deutsche Bank	Total return on Deutsche Bank Equity Risk-Adjusted Momentum Factor Index - USD Excess Return(7)	Fixed rate of 0.000%	11/30/2017	USD	2,706,196	1,005	—	—	(15,953)
Deutsche Bank	Total return on Deutsche Bank Equity Risk-Adjusted Momentum Factor Index - USD Excess Return(7)	Fixed rate of 0.000%	11/30/2017	USD	2,742,891	725	—	—	(16,032)
Deutsche Bank	Total return on Deutsche Bank Equity Risk-Adjusted Momentum Factor Index - USD Excess Return(7)	Fixed rate of 0.000%	11/30/2017	USD	3,077,835	871	—	—	(18,047)
Deutsche Bank	Total return on Deutsche Bank Haven Plus - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	3,570,125	—	—	—	(23,654)
Deutsche Bank	Total return on Deutsche Bank Equity Risk-Adjusted Momentum Factor Index - USD Excess Return(7)	Fixed rate of 0.000%	11/30/2017	USD	4,093,631	1,333	—	—	(24,178)
Deutsche Bank	Total return on Deutsche Bank Equity Sector Neutral Value Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	2,009,807	746	—	—	(24,201)
Deutsche Bank	Total return on Deutsche Bank Currency Valuation - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	13,085,583	—	—	—	(24,386)
Deutsche Bank	Total return on Deutsche Bank Currency Valuation - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	13,669,038	—	—	—	(25,473)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2017	13

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Deutsche Bank	Total return on Deutsche Bank Haven Plus - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	4,525,412	—	—	—	(29,984)
Deutsche Bank	Total return on Deutsche Bank Equity Sector Neutral Value Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	2,200,716	652	—	—	(30,752)
Deutsche Bank	Total return on Deutsche Bank Haven Plus - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	5,218,582	—	—	—	(34,577)
Deutsche Bank	Total return on Deutsche Bank Equity Sector Neutral Value Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	2,626,661	683	—	—	(36,609)
Deutsche Bank	Total return on Deutsche Bank Currency Valuation - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	23,898,502	—	—	—	(44,536)
Deutsche Bank	Total return on Deutsche Bank Equity Sector Neutral Value Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	4,020,323	1,124	—	—	(56,112)
Deutsche Bank	Total return on Deutsche Bank Haven Plus - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	18,104,244	—	—	—	(81,285)
Deutsche Bank	Total return on Deutsche Bank Haven Plus - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	19,493,693	—	—	—	(129,158)
Deutsche Bank	Total return on Deutsche Bank Currency Valuation - USD Excess Return(6)	Fixed rate of 0.000%	11/30/2017	USD	70,479,131	—	—	—	(131,342)
Deutsche Bank	Total return on Deutsche Bank Equity Sector Neutral Value Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	12,225,370	3,966	—	—	(171,178)
Deutsche Bank	Total return on Deutsche Bank Equity Sector Neutral Value Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	12,281,415	3,958	—	—	(171,937)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Alternative Beta Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Deutsche Bank	Total return on Deutsche Bank Equity Risk-Adjusted Momentum Factor Index - USD Excess Return(7)	Fixed rate of 0.000%	11/30/2017	USD	50,353,729	483	—	—	(281,484)
Deutsche Bank	Total return on Deutsche Bank Equity Sector Neutral Value Factor Index - USD Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	86,227,716	330	—	—	(1,179,708)
Goldman Sachs International	Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	204,829,332	—	—	536,819	—
Goldman Sachs International	Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	39,057,155	—	—	431,091	—
Goldman Sachs International	Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	31,435,617	—	—	346,977	—
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(8)	Fixed rate of 0.220%	11/30/2017	USD	74,106,632	—	—	247,304	—
Goldman Sachs International	Total return on Goldman Sachs Volatility Carry US Series 30 Excess Return Strategy(9)	Fixed rate of 0.300%	11/30/2017	USD	30,307,087	—	—	213,845	—
Goldman Sachs International	Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	12,185,801	—	—	134,500	—
Goldman Sachs International	Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	9,550,588	—	—	105,414	—
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(8)	Fixed rate of 0.220%	11/30/2017	USD	26,925,921	—	—	101,836	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2017	15

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(8)	Fixed rate of 0.220%	11/30/2017	USD	29,027,780	—	—	96,870	—
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(8)	Fixed rate of 0.220%	11/30/2017	USD	20,408,745	—	—	77,191	—
Goldman Sachs International	Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	5,246,501	—	—	71,067	—
Goldman Sachs International	Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	6,121,956	—	—	67,571	—
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(8)	Fixed rate of 0.220%	11/30/2017	USD	16,211,008	—	—	61,312	—
Goldman Sachs International	Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	4,787,780	—	—	55,059	—
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114(8)	Fixed rate of 0.180%	11/30/2017	USD	62,810,638	—	—	51,984	—
Goldman Sachs International	Total return on Goldman Sachs Momentum Risk Premium Basket Index RP17(10)	Fixed rate of 0.310%	11/30/2017	USD	24,454,495	—	—	48,224	—
Goldman Sachs International	Total return on Goldman Sachs TY Volatility Carry X5 Index Class E(11)	Fixed rate of 0.230%	11/30/2017	USD	8,209,429	—	—	37,591	—
Goldman Sachs International	Total return on Goldman Sachs TY Volatility Carry X5 Index Class E(11)	Fixed rate of 0.230%	11/30/2017	USD	7,558,756	—	—	34,609	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Alternative Beta Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Goldman Sachs International	Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	3,004,797	—	—	29,961	—
Goldman Sachs International	Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return(5)	Fixed rate of 0.000%	11/30/2017	USD	2,617,859	—	—	28,894	—
Goldman Sachs International	Total return on Goldman Sachs FX Vol Carry Basket Index(12)	Fixed rate of 0.280%	11/30/2017	USD	4,364,141	—	—	26,317	—
Goldman Sachs International	Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Retrun Strategy(13)	Fixed rate of 0.300%	11/30/2017	USD	6,319,012	—	—	25,932	—
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(8)	Fixed rate of 0.220%	11/30/2017	USD	6,603,446	—	—	24,975	—
Goldman Sachs International	Total return on Goldman Sachs Volatility Carry US Series 30 Excess Return Strategy(9)	Fixed rate of 0.300%	11/30/2017	USD	3,515,591	—	—	24,805	—
Goldman Sachs International	Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Retrun Strategy(13)	Fixed rate of 0.300%	11/30/2017	USD	5,754,655	—	—	23,616	—
Goldman Sachs International	Total return on Goldman Sachs TY Volatility Carry X5 Index Class E(11)	Fixed rate of 0.230%	11/30/2017	USD	5,016,898	—	—	22,971	—
Goldman Sachs International	Total return on Goldman Sachs Volatility Carry US Series 30 Excess Return Strategy(9)	Fixed rate of 0.300%	11/30/2017	USD	2,377,982	—	—	17,837	—
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(8)	Fixed rate of 0.220%	11/30/2017	USD	5,211,039	—	—	17,390	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2017	17

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Goldman Sachs International	Total return on Goldman Sachs Momentum Risk Premium Basket Index RP17(10)	Fixed rate of 0.310%	11/30/2017	USD	8,760,602	—	—	17,276	—
Goldman Sachs International	Total return on Goldman Sachs Rates and Bonds Time Series Momentum Index C0205(14)	Fixed rate of -0.180%	11/30/2017	USD	24,363,156	—	—	14,940	—
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(8)	Fixed rate of 0.220%	11/30/2017	USD	3,895,961	—	—	14,735	—
Goldman Sachs International	Total return on Goldman Sachs FX Vol Carry Basket Index(12)	Fixed rate of 0.280%	11/30/2017	USD	2,434,343	—	—	14,680	—
Goldman Sachs International	Total return on Goldman Sachs Curve Index C0210(14)	Fixed rate of -0.020%	11/30/2017	USD	24,427,035	—	—	14,298	—
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(8)	Fixed rate of 0.220%	11/30/2017	USD	3,732,468	—	—	14,117	—
Goldman Sachs International	Total return on Goldman Sachs Curve Index C0210(14)	Fixed rate of -0.020%	11/30/2017	USD	21,157,163	—	—	12,387	—
Goldman Sachs International	Total return on Goldman Sachs Rates and Bonds Time Series Momentum Index C0205(14)	Fixed rate of -0.180%	11/30/2017	USD	20,149,498	—	—	12,353	—
Goldman Sachs International	Total return on Goldman Sachs Rates and Bonds Time Series Momentum Index C0205(14)	Fixed rate of -0.180%	11/30/2017	USD	19,639,480	—	—	12,040	—
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(8)	Fixed rate of 0.220%	11/30/2017	USD	3,498,716	—	—	11,676	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Alternative Beta Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Goldman Sachs International	Total return on Goldman Sachs FX Vol Carry Basket Index(12)	Fixed rate of 0.280%	11/30/2017	USD	1,904,068	—	—	11,482	—
Goldman Sachs International	Total return on Goldman Sachs TY Volatility Carry X5 Index Class E(11)	Fixed rate of 0.230%	11/30/2017	USD	2,321,262	—	—	10,628	—
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(8)	Fixed rate of 0.220%	11/30/2017	USD	2,815,208	—	—	9,395	—
Goldman Sachs International	Total return on Goldman Sachs Rates and Bonds Time Series Momentum Index C0205(14)	Fixed rate of -0.180%	11/30/2017	USD	14,722,709	—	—	9,025	—
Goldman Sachs International	Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Retrun Strategy(13)	Fixed rate of 0.300%	11/30/2017	USD	1,943,362	—	—	7,975	—
Goldman Sachs International	Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Retrun Strategy(13)	Fixed rate of 0.300%	11/30/2017	USD	1,630,326	—	—	6,690	—
Goldman Sachs International	Total return on Goldman Sachs Curve Index C0210(14)	Fixed rate of -0.020%	11/30/2017	USD	4,247,129	—	—	5,406	—
Goldman Sachs International	Total return on Goldman Sachs TY Volatility Carry X5 Index Class E(11)	Fixed rate of 0.230%	11/30/2017	USD	23,795,973	—	—	4,719	—
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(8)	Fixed rate of 0.220%	11/30/2017	USD	3,476,517	—	—	4,459	—
Goldman Sachs International	Total return on Goldman Sachs FX Vol Carry Basket Index(12)	Fixed rate of 0.280%	11/30/2017	USD	8,104,265	—	—	4,087	—
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114(8)	Fixed rate of 0.180%	11/30/2017	USD	4,168,147	—	—	3,450	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2017	19

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Goldman Sachs International	Total return on Goldman Sachs FX Vol Carry Basket Index(12)	Fixed rate of 0.280%	11/30/2017	USD	6,785,809	—	—	3,422	—
Goldman Sachs International	Total return on Goldman Sachs Momentum Risk Premium Basket Index RP17(10)	Fixed rate of 0.310%	11/30/2017	USD	1,702,695	—	—	3,358	—
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114(8)	Fixed rate of 0.180%	11/30/2017	USD	3,494,629	—	—	2,892	—
Goldman Sachs International	Total return on Goldman Sachs Curve Index C0210(14)	Fixed rate of -0.020%	11/30/2017	USD	4,715,783	—	—	2,762	—
Goldman Sachs International	Total return on Goldman Sachs Rates and Bonds Time Series Momentum Index C0205(14)	Fixed rate of -0.180%	11/30/2017	USD	2,903,252	—	—	2,748	—
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(8)	Fixed rate of 0.220%	11/30/2017	USD	3,510,663	—	—	2,534	—
Goldman Sachs International	Total return on Goldman Sachs Rates and Bonds Time Series Momentum Index C0205(14)	Fixed rate of -0.180%	11/30/2017	USD	4,044,624	—	—	2,480	—
Goldman Sachs International	Total return on Goldman Sachs Rates and Bonds Time Series Momentum Index C0205(14)	Fixed rate of -0.180%	11/30/2017	USD	3,989,085	—	—	2,446	—
Goldman Sachs International	Total return on Goldman Sachs Rates and Bonds Time Series Momentum Index C0205(14)	Fixed rate of -0.180%	11/30/2017	USD	3,950,176	—	—	2,422	—
Goldman Sachs International	Total return on Goldman Sachs TY Volatility Carry X5 Index Class E(11)	Fixed rate of 0.210%	11/30/2017	USD	1,296,243	—	—	2,413	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Alternative Beta Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114(8)	Fixed rate of 0.180%	11/30/2017	USD	2,777,747	—	—	2,299	—
Goldman Sachs International	Total return on Goldman Sachs Curve Index C0210(14)	Fixed rate of -0.020%	11/30/2017	USD	3,535,719	—	—	2,070	—
Goldman Sachs International	Total return on Goldman Sachs Rates and Bonds Time Series Momentum Index C0205(14)	Fixed rate of -0.180%	11/30/2017	USD	2,966,466	—	—	1,819	—
Goldman Sachs International	Total return on Goldman Sachs Curve Index C0210(14)	Fixed rate of -0.020%	11/30/2017	USD	2,397,394	—	—	1,403	—
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114(8)	Fixed rate of 0.180%	11/30/2017	USD	1,632,415	—	—	1,351	—
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114(8)	Fixed rate of 0.180%	11/30/2017	USD	1,540,495	—	—	1,275	—
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(8)	Fixed rate of 0.220%	11/30/2017	USD	300,891	—	—	1,138	—
Goldman Sachs International	Total return on Goldman Sachs Curve Index C0210(14)	Fixed rate of -0.020%	11/30/2017	USD	1,601,818	—	—	938	—
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(8)	Fixed rate of 0.220%	11/30/2017	USD	1,300,944	—	—	665	—
Goldman Sachs International	Total return on Goldman Sachs Rates and Bonds Time Series Momentum Index C0205(14)	Fixed rate of -0.180%	11/30/2017	USD	1,900,441	—	—	639	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2017	21

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Goldman Sachs International	Total return on Goldman Sachs Rates and Bonds Time Series Momentum Index C0205(14)	Fixed rate of -0.180%	11/30/2017	USD	2,279,670	—	—	—	(879)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114(8)	Fixed rate of 0.180%	11/30/2017	USD	3,791,106	—	—	—	(1,759)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115(8)	Fixed rate of 0.260%	11/30/2017	USD	1,424,995	—	—	—	(2,432)
Goldman Sachs International	Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy(15)	Fixed rate of 0.350%	11/30/2017	USD	1,882,692	—	—	—	(4,261)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114(8)	Fixed rate of 0.180%	11/30/2017	USD	1,920,558	—	—	—	(5,429)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114(8)	Fixed rate of 0.180%	11/30/2017	USD	2,325,539	—	—	—	(6,574)
Goldman Sachs International	Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy(15)	Fixed rate of 0.350%	11/30/2017	USD	1,202,385	—	—	—	(9,179)
Goldman Sachs International	Total return on Goldman Sachs Curve Index RP09(3)	Fixed rate of 0.110%	11/30/2017	USD	1,506,831	—	—	—	(9,225)
Goldman Sachs International	Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy(15)	Fixed rate of 0.350%	11/30/2017	USD	1,345,187	—	—	—	(11,101)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114(8)	Fixed rate of 0.180%	11/30/2017	USD	4,056,401	—	—	—	(11,466)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Alternative Beta Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Goldman Sachs International	Total return on Goldman Sachs Curve Index RP09(3)	Fixed rate of 0.110%	11/30/2017	USD	2,307,113	—	—	—	(14,125)
Goldman Sachs International	Total return on Goldman Sachs Rates and Bonds Time Series Momentum Index C0205(14)	Fixed rate of -0.180%	11/30/2017	USD	42,745,914	—	—	—	(16,491)
Goldman Sachs International	Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy(15)	Fixed rate of 0.350%	11/30/2017	USD	8,314,123	—	—	—	(18,816)
Goldman Sachs International	Total return on Goldman Sachs Curve Index RP09(3)	Fixed rate of 0.110%	11/30/2017	USD	4,089,609	—	—	—	(18,827)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115(8)	Fixed rate of 0.260%	11/30/2017	USD	1,687,864	—	—	—	(20,044)
Goldman Sachs International	Total return on Goldman Sachs Curve Index RP09(3)	Fixed rate of 0.110%	11/30/2017	USD	3,478,915	—	—	—	(21,299)
Goldman Sachs International	Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy(15)	Fixed rate of 0.350%	11/30/2017	USD	9,811,004	—	—	—	(22,203)
Goldman Sachs International	Total return on Goldman Sachs Curve Index C0210(14)	Fixed rate of -0.020%	11/30/2017	USD	145,503,569	—	—	—	(24,177)
Goldman Sachs International	Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy(15)	Fixed rate of 0.350%	11/30/2017	USD	2,931,769	—	—	—	(24,194)
Goldman Sachs International	Total return on Goldman Sachs Curve Index RP09(3)	Fixed rate of 0.110%	11/30/2017	USD	4,008,940	—	—	—	(24,544)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115(8)	Fixed rate of 0.260%	11/30/2017	USD	14,949,720	—	—	—	(25,512)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2017	23

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114(8)	Fixed rate of 0.180%	11/30/2017	USD	10,703,423	—	—	—	(30,253)
Goldman Sachs International	Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy(15)	Fixed rate of 0.350%	11/30/2017	USD	4,046,047	—	—	—	(33,390)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114(8)	Fixed rate of 0.180%	11/30/2017	USD	12,817,815	—	—	—	(36,232)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115(8)	Fixed rate of 0.260%	11/30/2017	USD	2,801,632	—	—	—	(40,652)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115(8)	Fixed rate of 0.260%	11/30/2017	USD	17,098,426	—	—	—	(47,488)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114(8)	Fixed rate of 0.180%	11/30/2017	USD	17,491,724	—	—	—	(49,443)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115(8)	Fixed rate of 0.260%	11/30/2017	USD	3,423,493	—	—	—	(49,675)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115(8)	Fixed rate of 0.260%	11/30/2017	USD	3,609,864	—	—	—	(62,204)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115(8)	Fixed rate of 0.260%	11/30/2017	USD	42,483,532	—	—	—	(72,500)
Goldman Sachs International	Total return on Goldman Sachs Curve Index RP09(3)	Fixed rate of 0.110%	11/30/2017	USD	20,822,629	—	—	—	(127,477)
Goldman Sachs International	Total return on Goldman Sachs Curve Index RP09(3)	Fixed rate of 0.110%	11/30/2017	USD	24,946,062	—	—	—	(152,726)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115(8)	Fixed rate of 0.260%	11/30/2017	USD	10,592,670	—	—	—	(153,700)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Columbia Alternative Beta Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115(8)	Fixed rate of 0.260%	11/30/2017	USD	11,755,473	—	—	—	(170,574)
Goldman Sachs International	Total return on Goldman Sachs Curve Index RP09(3)	Fixed rate of 0.110%	11/30/2017	USD	145,413,167	—	—	—	(179,873)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115(8)	Fixed rate of 0.260%	11/30/2017	USD	14,616,090	—	—	—	(212,082)
JPMorgan	Total return on J.P. Morgan Equity Risk Premium Global Multi-Factor (Long/Short) USD Index, Series 1(5)	Fixed rate of 0.000%	11/30/2017	USD	60,795,711	—	—	627,561	—
JPMorgan	Total return on J.P. Morgan Equity Risk Premium Global Multi-Factor (Long/Short) USD Index, Series 1(5)	Fixed rate of -0.100%	11/30/2017	USD	18,368,065	—	—	191,185	—
JPMorgan	Total return on J.P. Morgan Equity Risk Premium Global Multi-Factor (Long/Short) USD Index, Series 1(5)	Fixed rate of -0.100%	11/30/2017	USD	11,937,230	—	—	124,216	—
JPMorgan	Total return on J.P. Morgan Equity Risk Premium Global Multi-Factor (Long/Short) USD Index, Series 1(5)	Fixed rate of 0.000%	11/30/2017	USD	6,554,999	—	—	67,664	—
JPMorgan	Total return on J.P. Morgan Equity Risk Premium Global Multi-Factor (Long/Short) USD Index, Series 1(5)	Fixed rate of 0.000%	11/30/2017	USD	5,877,617	—	—	60,671	—
JPMorgan	Total return on J.P. Morgan Equity Risk Premium Global Multi-Factor (Long/Short) USD Index, Series 1(5)	Fixed rate of 0.000%	11/30/2017	USD	4,972,909	—	—	51,333	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2017	25

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
JPMorgan	Total return on J.P. Morgan Equity Risk Premium Global Multi-Factor (Long/Short) USD Index, Series 1(5)	Fixed rate of -0.100%	11/30/2017	USD	2,897,617	—	—	32,761	—
JPMorgan	Total return on J.P. Morgan Equity Risk Premium Global Multi-Factor (Long/Short) USD Index, Series 1(5)	Fixed rate of -0.100%	11/30/2017	USD	2,430,736	—	—	30,650	—
JPMorgan	Total return on J.P. Morgan Equity Risk Premium Global Multi-Factor (Long/Short) USD Index, Series 1(5)	Fixed rate of 0.000%	11/30/2017	USD	2,304,702	—	—	23,790	—
JPMorgan	Total return on J.P. Morgan Equity Risk Premium Global Multi-Factor (Long/Short) USD Index, Series 1(5)	Fixed rate of 0.000%	11/30/2017	USD	2,101,117	—	—	21,689	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Momentum Index(5)	Fixed rate of -0.200%	11/30/2017	USD	20,809,200	—	—	574,006	—
Morgan Stanley	Total return on Morgan Stanley VolNet PremiumPlus2 Index(16)	Fixed rate of 0.800%	11/30/2017	USD	28,115,149	—	—	376,258	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Momentum Index(5)	Fixed rate of -0.200%	11/30/2017	USD	10,606,223	—	—	292,565	—
Morgan Stanley	Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index(5)	Fixed rate of -0.150%	11/30/2017	USD	63,035,721	—	—	243,111	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Quality Index(5)	Fixed rate of -0.200%	11/30/2017	USD	21,204,861	—	—	242,550	—
Morgan Stanley	Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index(5)	Fixed rate of -0.150%	11/30/2017	USD	50,323,993	—	—	194,085	—
Morgan Stanley	Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index(5)	Fixed rate of -0.150%	11/30/2017	USD	47,616,982	—	—	183,645	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Columbia Alternative Beta Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Total return on Morgan Stanley Cube Global Momentum Index(5)	Fixed rate of -0.200%	11/30/2017	USD	3,848,827	—	—	106,167	—
Morgan Stanley	Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index(5)	Fixed rate of -0.150%	11/30/2017	USD	20,148,956	—	—	77,709	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Quality Index(5)	Fixed rate of -0.200%	11/30/2017	USD	5,400,828	—	—	61,777	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Quality Index(5)	Fixed rate of -0.200%	11/30/2017	USD	3,222,441	—	—	36,860	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Momentum Index(5)	Fixed rate of -0.200%	11/30/2017	USD	1,199,040	—	—	32,352	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Momentum Index(5)	Fixed rate of -0.200%	11/30/2017	USD	1,111,687	—	—	30,665	—
Morgan Stanley	Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index(5)	Fixed rate of -0.150%	11/30/2017	USD	5,954,528	—	—	22,965	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Volatility Index(5)	Fixed rate of -0.200%	11/30/2017	USD	27,585,933	—	—	19,413	—
Morgan Stanley	Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index(5)	Fixed rate of -0.150%	11/30/2017	USD	3,910,901	—	—	15,083	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Quality Index(5)	Fixed rate of -0.200%	11/30/2017	USD	1,294,900	—	—	14,812	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Volatility Index(5)	Fixed rate of -0.200%	11/30/2017	USD	19,542,760	—	—	13,753	—
Morgan Stanley	Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index(5)	Fixed rate of -0.150%	11/30/2017	USD	3,111,298	—	—	11,999	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2017	27

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index(5)	Fixed rate of -0.150%	11/30/2017	USD	2,263,063	—	—	8,728	—
Morgan Stanley	Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index(5)	Fixed rate of -0.150%	11/30/2017	USD	2,301,396	—	—	7,568	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Volatility Index(5)	Fixed rate of -0.200%	11/30/2017	USD	6,369,010	—	—	4,482	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Volatility Index(5)	Fixed rate of -0.200%	11/30/2017	USD	5,231,139	—	—	3,681	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Quality Index(5)	Fixed rate of -0.200%	11/30/2017	USD	1,009,729	—	—	1,507	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Volatility Index(5)	Fixed rate of -0.200%	11/30/2017	USD	2,005,290	—	—	1,411	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Volatility Index(5)	Fixed rate of -0.200%	11/30/2017	USD	1,504,838	—	—	1,058	—
Morgan Stanley	Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index(5)	Fixed rate of -0.150%	11/30/2017	USD	2,806,180	—	—	357	—
Morgan Stanley	Total return on Morgan Stanley Cube Global Volatility Index(5)	Fixed rate of -0.200%	11/30/2017	USD	1,004,549	—	—	—	(205)
Morgan Stanley	Total return on Morgan Stanley Cube Global Value Index(5)	Fixed rate of -0.200%	11/30/2017	USD	1,298,967	—	—	—	(7,537)
Morgan Stanley	Total return on Morgan Stanley Cube Global Volatility Index(5)	Fixed rate of -0.200%	11/30/2017	USD	1,661,141	—	—	—	(9,162)
Morgan Stanley	Total return on Morgan Stanley Cube Global Value Index(5)	Fixed rate of -0.200%	11/30/2017	USD	1,305,127	—	—	—	(14,319)
Morgan Stanley	Total return on Morgan Stanley Cube Global Value Index(5)	Fixed rate of -0.200%	11/30/2017	USD	1,485,534	—	—	—	(16,298)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Columbia Alternative Beta Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Total return swap contracts outstanding at May 31, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Total return on Morgan Stanley Cube Global Value Index(5)	Fixed rate of -0.200%	11/30/2017	USD	2,067,913	—	—	—	(22,687)
Morgan Stanley	Total return on Morgan Stanley Cube Global Value Index(5)	Fixed rate of -0.200%	11/30/2017	USD	3,996,866	—	—	—	(39,935)
Morgan Stanley	Total return on Morgan Stanley Cube Global Value Index(5)	Fixed rate of -0.200%	11/30/2017	USD	6,298,655	—	—	—	(69,103)
Morgan Stanley	Total return on Morgan Stanley Cube Global Value Index(5)	Fixed rate of -0.200%	11/30/2017	USD	7,067,134	—	—	—	(77,534)
Morgan Stanley	Total return on Morgan Stanley Cube Global Value Index(5)	Fixed rate of -0.200%	11/30/2017	USD	41,234,501	—	—	—	(452,384)
Total						170,091	—	8,116,585	(6,726,794)
(1)	Underlying assets of this index include interest rate swaps of 2 year and 10 year durations and a short domestic future.
(2)	Underlying assets of this index include credit default swaps on high yield, investment grade, and foreign indices.
(3)	Underlying assets of this index include long/short domestic commodity futures.
(4)	Underlying assets of this index include long/short foreign and domestic commodity futures.
(5)	Underlying assets of this index include long/short foreign and domestic equities.
(6)	Underlying assets of this index include long/short foreign currencies.
(7)	Underlying assets of this index include long/short puts and calls on a domestic index.
(8)	Underlying assets of this index include forward foreign currency exchange contracts.
(9)	Underlying assets of this index include long/short puts and calls on a domestic index.
(10)	Underlying assets of this index include long/short foreign and domestic commodity futures.
(11)	Underlying assets of this index include long futures on treasuries and short options on treasuries.
(12)	Underlying assets of this index include short foreign currency options and long/short currency futures.
(13)	Underlying assets of this index include options on foreign and domestic indices and an exchange traded fund.
(14)	Underlying assets of this index include foreign and domestic bond futures.
(15)	Underlying assets of this index include short commodity futures, short options on commodity futures and long/short options on an exchange traded fund.
(16)	Underlying assets of this index include a short cap variance swap.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2017	29

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2017.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Commodity Strategy Fund, Class I Shares	991,950	431,217	(1,423,167)	—	—	(187,181)	—	—
Columbia Real Estate Equity Fund, Class I Shares	83,504	92,930	(176,434)	—	12,989	(16,744)	23,823	—
Columbia Short-Term Cash Fund, 0.916%	93,039,309	697,507,231	(251,899,164)	538,647,376	—	(49)	1,869,514	538,647,376
Total	94,114,763	698,031,378	(253,498,765)	538,647,376	12,989	(203,974)	1,893,337	538,648,376
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Columbia Alternative Beta Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Money Market Funds	—	—	—	538,647,376	538,647,376
Total Investments	—	—	—	538,647,376	538,647,376
Derivatives
Asset
Swap Contracts	—	—	8,116,585	—	8,116,585
Liability
Forward Foreign Currency Exchange Contracts	—	(915,456)	—	—	(915,456)
Futures Contracts	(285,198)	—	—	—	(285,198)
Swap Contracts	—	—	(6,726,794)	—	(6,726,794)
Total	(285,198)	(915,456)	1,389,791	538,647,376	538,836,513
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain swap contracts classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers, which includes the value of the underlying customized basket(s). The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) valuation measurement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2017	31

Consolidated Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Affiliated issuers, at cost	$538,647,094
Total investments, at cost	538,647,094
Investments, at value
Affiliated issuers, at value	538,647,376
Total investments, at value	538,647,376
Cash	706,000
Cash collateral held at broker	7,573,000
Margin deposits	414,000
Unrealized appreciation on swap contracts	8,116,585
Premiums paid on outstanding swap contracts	170,091
Receivable for:
Capital shares sold	3,677,854
Dividends	407,207
Due from broker	1,034,448
Prepaid expenses	201
Trustees’ deferred compensation plan	11,857
Total assets	560,758,619
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	915,456
Unrealized depreciation on swap contracts	6,726,794
Payable for:
Investments purchased	498,201
Capital shares purchased	931,444
Variation margin for futures contracts	1,800
Due to broker	1,197,528
Management services fees	11,216
Distribution and/or service fees	74
Transfer agent fees	81,021
Compensation of board members	672
Compensation of chief compliance officer	27
Other expenses	79,715
Trustees’ deferred compensation plan	11,857
Total liabilities	10,455,805
Net assets applicable to outstanding capital stock	$550,302,814
Represented by
Paid in capital	553,653,757
Undistributed net investment income	14,227,555
Accumulated net realized loss	(17,767,917)
Unrealized appreciation (depreciation) on:
Investments - affiliated issuers	282
Forward foreign currency exchange contracts	(915,456)
Futures contracts	(285,198)
Swap contracts	1,389,791
Total - representing net assets applicable to outstanding capital stock	$550,302,814
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Columbia Alternative Beta Fund | Annual Report 2017

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2017
Class A
Net assets	$5,581,607
Shares outstanding	596,379
Net asset value per share	$9.36
Maximum offering price per share(a)	$9.93
Class C
Net assets	$1,099,936
Shares outstanding	118,602
Net asset value per share	$9.27
Class R
Net assets	$9,325
Shares outstanding	1,000
Net asset value per share	$9.33
Class R4
Net assets	$551,521
Shares outstanding	58,753
Net asset value per share	$9.39
Class R5
Net assets	$23,445
Shares outstanding	2,495
Net asset value per share(b)	$9.39
Class T(c)
Net assets	$913,193
Shares outstanding	97,693
Net asset value per share	$9.35
Maximum offering price per share(d)	$9.59
Class Y
Net assets	$21,559,409
Shares outstanding	2,291,482
Net asset value per share	$9.41
Class Z
Net assets	$520,564,378
Shares outstanding	55,519,649
Net asset value per share	$9.38

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2017	33

Consolidated Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$15,940
Dividends — affiliated issuers	1,893,337
Total income	1,909,277
Expenses:
Management services fees	3,554,808
Distribution and/or service fees
Class A	34,800
Class C	16,453
Class R	46
Class T(a)	489,200
Transfer agent fees
Class A	28,067
Class C	3,330
Class I(b)	678
Class R	18
Class R4	1,710
Class R5	15
Class T(a)	389,231
Class Y	588
Class Z	207,062
Compensation of board members	23,609
Custodian fees	27,326
Printing and postage fees	79,685
Registration fees	158,846
Audit fees	51,080
Legal fees	9,725
Compensation of chief compliance officer	144
Other	31,674
Total expenses	5,108,095
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(818,752)
Total net expenses	4,289,343
Net investment loss	(2,380,066)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	872,394
Investments — affiliated issuers	(203,974)
Capital gain distributions from underlying affiliated funds	12,989
Foreign currency translations	10,348
Forward foreign currency exchange contracts	521,494
Swap contracts	4,013,917
Net realized gain	5,227,168
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	172,256
Investments — affiliated issuers	669,045
Forward foreign currency exchange contracts	(911,301)
Futures contracts	(285,198)
Swap contracts	1,054,124
Net change in unrealized appreciation (depreciation)	698,926
Net realized and unrealized gain	5,926,094
Net increase in net assets resulting from operations	$3,546,028

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Columbia Alternative Beta Fund | Annual Report 2017

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2017	Year Ended May 31, 2016
Operations
Net investment income (loss)	$(2,380,066)	$466,034
Net realized gain (loss)	5,227,168	(4,513,083)
Net change in unrealized appreciation (depreciation)	698,926	(2,424,842)
Net increase (decrease) in net assets resulting from operations	3,546,028	(6,471,891)
Distributions to shareholders
Net investment income
Class A	(69,437)	(111,301)
Class C	(2,054)	(3,424)
Class I(a)	(130,658)	(182,360)
Class R	(32)	(44)
Class R4	(5,310)	(7,948)
Class R5	(572)	(78)
Class T(b)	(1,461,744)	(688,958)
Class Y	(58)	(81)
Class Z	(15,068)	(5,611)
Total distributions to shareholders	(1,684,933)	(999,805)
Increase in net assets from capital stock activity	334,043,572	45,354,149
Total increase in net assets	335,904,667	37,882,453
Net assets at beginning of year	214,398,147	176,515,694
Net assets at end of year	$550,302,814	$214,398,147
Undistributed net investment income	$14,227,555	$876,959

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2017	35

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	306,867	2,842,707	2,457,215	23,500,707
Distributions reinvested	7,702	69,395	11,784	111,243
Redemptions	(1,688,704)	(15,571,317)	(952,381)	(8,922,663)
Net increase (decrease)	(1,374,135)	(12,659,215)	1,516,618	14,689,287
Class C
Subscriptions	24,091	222,445	162,526	1,549,976
Distributions reinvested	228	2,042	362	3,408
Redemptions	(147,767)	(1,356,311)	(15,673)	(147,665)
Net increase (decrease)	(123,448)	(1,131,824)	147,215	1,405,719
Class I(a)
Distributions reinvested	14,447	130,600	19,289	182,279
Redemptions	(2,291,506)	(21,539,897)	—	—
Net increase (decrease)	(2,277,059)	(21,409,297)	19,289	182,279
Class R4
Subscriptions	30,379	282,580	116,664	1,119,304
Distributions reinvested	582	5,258	832	7,850
Redemptions	(79,166)	(730,905)	(11,538)	(107,865)
Net increase (decrease)	(48,205)	(443,067)	105,958	1,019,289
Class R5
Subscriptions	15,298	139,471	—	—
Distributions reinvested	57	516	—	—
Redemptions	(13,860)	(127,124)	—	—
Net increase	1,495	12,863	—	—
Class T(b)
Subscriptions	30,502,808	280,253,189	8,593,180	80,645,108
Distributions reinvested	162,231	1,461,702	73,054	688,900
Redemptions	(48,351,190)	(447,017,034)	(2,478,236)	(23,456,091)
Net increase (decrease)	(17,686,151)	(165,302,143)	6,187,998	57,877,917
Class Y
Subscriptions	2,290,482	21,530,498	—	—
Net increase	2,290,482	21,530,498	—	—
Class Z
Subscriptions	57,606,542	536,261,796	414,721	3,884,973
Distributions reinvested	1,655	14,923	573	5,411
Redemptions	(2,454,556)	(22,830,962)	(3,568,786)	(33,710,726)
Net increase (decrease)	55,153,641	513,445,757	(3,153,492)	(29,820,342)
Total net increase	35,936,620	334,043,572	4,823,586	45,354,149

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Columbia Alternative Beta Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Alternative Beta Fund | Annual Report 2017	37

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
5/31/2017	$9.43	(0.09)	0.06	(0.03)	(0.04)
5/31/2016	$9.85	0.05	(0.41)	(0.36)	(0.06)
5/31/2015 (c)	$10.00	(0.05)	(0.10)	(0.15)	—
Class C
5/31/2017	$9.38	(0.16)	0.06	(0.10)	(0.01)
5/31/2016	$9.83	(0.03)	(0.40)	(0.43)	(0.02)
5/31/2015 (e)	$10.00	(0.07)	(0.10)	(0.17)	—
Class R
5/31/2017	$9.41	(0.10)	0.05	(0.05)	(0.03)
5/31/2016	$9.84	0.01	(0.40)	(0.39)	(0.04)
5/31/2015 (f)	$10.00	(0.05)	(0.11)	(0.16)	—
Class R4
5/31/2017	$9.45	(0.06)	0.05	(0.01)	(0.05)
5/31/2016	$9.86	0.19	(0.53)	(0.34)	(0.07)
5/31/2015 (g)	$10.00	(0.04)	(0.10)	(0.14)	—
Class R5
5/31/2017	$9.45	(0.03)	0.03	0.00	(0.06)
5/31/2016	$9.86	0.07	(0.40)	(0.33)	(0.08)
5/31/2015 (h)	$10.00	(0.03)	(0.11)	(0.14)	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Columbia Alternative Beta Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.04)	$9.36	(0.28%)	1.61%	1.41%	(0.95%)	71%	$5,582
(0.06)	$9.43	(3.67%)	2.09%	1.39%	0.49%	32%	$18,579
—	$9.85	(1.50%)	2.08% (d)	1.50% (d)	(1.42%) (d)	28%	$4,470

(0.01)	$9.27	(1.03%)	2.36%	2.16%	(1.68%)	71%	$1,100
(0.02)	$9.38	(4.42%)	2.84%	2.14%	(0.34%)	32%	$2,272
—	$9.83	(1.70%)	2.83% (d)	2.25% (d)	(2.18%) (d)	28%	$932

(0.03)	$9.33	(0.50%)	1.89%	1.63%	(1.10%)	71%	$9
(0.04)	$9.41	(3.92%)	2.33%	1.64%	0.09%	32%	$9
—	$9.84	(1.60%)	2.33% (d)	1.73% (d)	(1.59%) (d)	28%	$10

(0.05)	$9.39	(0.06%)	1.36%	1.15%	(0.66%)	71%	$552
(0.07)	$9.45	(3.42%)	1.83%	1.12%	2.03%	32%	$1,010
—	$9.86	(1.40%)	1.80% (d)	1.23% (d)	(1.09%) (d)	28%	$10

(0.06)	$9.39	(0.02%)	1.21%	0.93%	(0.33%)	71%	$23
(0.08)	$9.45	(3.37%)	1.62%	1.04%	0.69%	32%	$9
—	$9.86	(1.40%)	1.63% (d)	1.17% (d)	(1.03%) (d)	28%	$10
Columbia Alternative Beta Fund | Annual Report 2017	39

Consolidated Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class T(i)
5/31/2017	$9.42	(0.09)	0.06	(0.03)	(0.04)
5/31/2016	$9.84	0.02	(0.38)	(0.36)	(0.06)
5/31/2015 (j)	$10.00	(0.05)	(0.11)	(0.16)	—
Class Y
5/31/2017	$9.45	(0.01)	0.03	0.02	(0.06)
5/31/2016	$9.86	0.07	(0.40)	(0.33)	(0.08)
5/31/2015 (k)	$10.00	(0.03)	(0.11)	(0.14)	—
Class Z
5/31/2017	$9.43	(0.03)	0.03	0.00	(0.05)
5/31/2016	$9.86	(0.06)	(0.30)	(0.36)	(0.07)
5/31/2015 (l)	$10.00	(0.04)	(0.10)	(0.14)	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class A shares commenced operations on January 28, 2015. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	Class C shares commenced operations on January 28, 2015. Per share data and total return reflect activity from that date.
(f)	Class R shares commenced operations on January 28, 2015. Per share data and total return reflect activity from that date.
(g)	Class R4 shares commenced operations on January 28, 2015. Per share data and total return reflect activity from that date.
(h)	Class R5 shares commenced operations on January 28, 2015. Per share data and total return reflect activity from that date.
(i)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(j)	Class T shares commenced operations on January 28, 2015. Per share data and total return reflect activity from that date.
(k)	Class Y shares commenced operations on January 28, 2015. Per share data and total return reflect activity from that date.
(l)	Class Z shares commenced operations on January 28, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
40	Columbia Alternative Beta Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.04)	$9.35	(0.28%)	1.61%	1.39%	(0.93%)	71%	$913
(0.06)	$9.42	(3.68%)	2.09%	1.38%	0.24%	32%	$167,528
—	$9.84	(1.60%)	2.07% (d)	1.48% (d)	(1.35%) (d)	28%	$114,125

(0.06)	$9.41	0.21%	1.18%	0.88%	(0.07%)	71%	$21,559
(0.08)	$9.45	(3.34%)	1.57%	0.99%	0.72%	32%	$9
—	$9.86	(1.40%)	1.58% (d)	1.12% (d)	(0.98%) (d)	28%	$10

(0.05)	$9.38	0.05%	1.36%	1.08%	(0.28%)	71%	$520,564
(0.07)	$9.43	(3.63%)	1.84%	1.12%	(0.56%)	32%	$3,450
—	$9.86	(1.40%)	1.83% (d)	1.23% (d)	(1.09%) (d)	28%	$34,686
Columbia Alternative Beta Fund | Annual Report 2017	41

Notes to Consolidated Financial Statements
May 31, 2017
Note 1. Organization
Columbia Alternative Beta Fund (formerly known as Columbia Adaptive Alternatives Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective October 1, 2016, Columbia Adaptive Alternatives Fund was renamed Columbia Alternative Beta Fund.
Prior to October 1, 2016, the Fund invested significantly in Class I shares of affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates as well as third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
Basis for consolidation
CAAF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2017, the Subsidiary financial statement information is as follows:
CAAF Offshore Fund, Ltd.
% of consolidated fund net assets	17.88%
Net assets	$98,384,481
Net investment loss	(357,901)
Net realized loss	(6,569,300)
Net change in unrealized appreciation (depreciation)	(2,154,504)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
42	Columbia Alternative Beta Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Columbia Alternative Beta Fund | Annual Report 2017	43

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
44	Columbia Alternative Beta Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that
Columbia Alternative Beta Fund | Annual Report 2017	45

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
46	Columbia Alternative Beta Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2017:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	61,523*
Credit risk	Premiums paid on outstanding swap contracts	113,891
Equity risk	Net assets — unrealized appreciation on swap contracts	6,771,285*
Equity risk	Premiums paid on outstanding swap contracts	30,313
Foreign exchange risk	Net assets — unrealized appreciation on swap contracts	808,836*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	399,048*
Interest rate risk	Premiums paid on outstanding swap contracts	25,887
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	75,893*
Total		8,286,676

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	5,534*
Equity risk	Net assets — unrealized depreciation on futures contracts	285,198*
Equity risk	Net assets — unrealized depreciation on swap contracts	2,745,299*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	915,456
Foreign exchange risk	Net assets — unrealized depreciation on swap contracts	1,565,838*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	41,547*
Commodity-related investment risk	Net assets — unrealized depreciation on swap contracts	2,368,576*
Total		7,927,448

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Columbia Alternative Beta Fund | Annual Report 2017	47

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(5,099,459)	(5,099,459)
Credit risk	—	4,902,018	4,902,018
Equity risk	—	1,758,145	1,758,145
Foreign exchange risk	521,494	5,243,827	5,765,321
Interest rate risk	—	(2,790,614)	(2,790,614)
Total	521,494	4,013,917	4,535,411

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	—	(2,600,926)	(2,600,926)
Credit risk	—	—	132,256	132,256
Equity risk	—	(285,198)	4,114,121	3,828,923
Foreign exchange risk	(911,301)	—	(906,630)	(1,817,931)
Interest rate risk	—	—	315,303	315,303
Total	(911,301)	(285,198)	1,054,124	(142,375)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	2,712,488

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	45,490	284,418
Total return swap contracts	6,806,042	5,018,013

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2017.
48	Columbia Alternative Beta Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2017:
	Barclays ($)(a)	Barclays ($)(a)	Citi ($)	Deutsche Bank ($)	Goldman Sachs International ($)(a)	Goldman Sachs International ($)(a)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered($)	Total ($)
Assets
OTC total return swap contracts (b)	247,464	7,035	-	833,145	3,149,996	68,858	1,231,520	2,202,309	376,258	-	8,116,585
Total assets	247,464	7,035	-	833,145	3,149,996	68,858	1,231,520	2,202,309	376,258	-	8,116,585
Liabilities
Forward foreign currency exchange contracts	207,932	-	-	67,075	-	-	146,766	-	-	493,683	915,456
OTC total return swap contracts (b)	5,534	1,426,488	270,848	2,603,954	1,039,566	671,240	-	709,164	-	-	6,726,794
Total liabilities	213,466	1,426,488	270,848	2,671,029	1,039,566	671,240	146,766	709,164	-	493,683	7,642,250
Total financial and derivative net assets	33,998	(1,419,453)	(270,848)	(1,837,884)	2,110,430	(602,382)	1,084,754	1,493,145	376,258	(493,683)	474,335
Total collateral received (pledged) (c)	33,998	(1,419,453)	(270,848)	(1,837,884)	1,290,000	(602,382)	830,000	720,000	345,000	-	(911,569)
Net amount (d)	-	-	-	-	820,430	-	254,754	773,145	31,258	(493,683)	1,385,904

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Alternative Beta Fund | Annual Report 2017	49

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial. Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Effective October 1, 2016, the management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.96% to 0.93% as the Fund’s net assets increase. Prior to October 1, 2016, the management services fee was equal to a percentage of the Fund’s average daily net assets that declined from 1.33% to 1.30% as the Fund’s net assets increased.
Effective October 1, 2016, the Investment Manager has contractually agreed to waive 0.21% of the management fee through September 30, 2019. Prior to October 1, 2016, the Investment Manager contractually agreed to waive 0.10% of the management fee. The effective management fee rate, net of fee waivers, for the year ended May 31, 2017 was 0.86% of the Fund’s average daily net assets.
Prior to October 1, 2016, in addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in the Consolidated Statement of Operations and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2017, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
50	Columbia Alternative Beta Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I, prior to March 27, 2017 were, and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.20
Class C	0.20
Class I	0.004 (a),(b)
Class R	0.19
Class R4	0.20
Class R5	0.045
Class T	0.20
Class Y	0.015
Class Z	0.20

Columbia Alternative Beta Fund | Annual Report 2017	51

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2017, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	17,959
Class C	487
Expenses waived/reimbursed by the Investment Manager and its affiliates
Effective October 1, 2016, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
October 1, 2016 through September 30, 2017
Class A	1.380%
Class C	2.130
Class R	1.630
Class R4	1.130
Class R5	1.010
Class T	1.380
Class Y	0.960
Class Z	1.130
52	Columbia Alternative Beta Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Reflected in the cap commitments is the Investment Manager’s contractual agreement to waive 0.21% of its management fee, with this waiver agreement in effect through September 30, 2019, unless sooner terminated at the sole discretion of the Board of Trustees.
Prior to October 1, 2016, the Investment Manager and certain of its affiliates had contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:
Prior to October 1, 2016
Class A	2.85%
Class C	3.60
Class I	2.45
Class R	3.10
Class R4	2.60
Class R5	2.50
Class W	2.85
Class Y	2.45
Class Z	2.60
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses were excluded from the waiver/reimbursement commitment, and therefore were paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short by the Fund and an unaffiliated mutual fund directly invested in by the Fund since November 24, 2015 through September 27, 2016, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above were not recoverable by the Investment Manager or its affiliates in future periods. The annual rates in the table above included the contractual waiver of 0.10% of the management fee through September 30, 2016, as described above.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2017, these differences are primarily due to differing treatment for re-characterization of distributions for investments, derivative investments, swap investments, capital loss carryforwards, trustees’ deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
Columbia Alternative Beta Fund | Annual Report 2017	53

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
17,415,595	(15,261,128)	(2,154,467)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
May 31, 2017			May 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
1,684,933	—	1,684,933	999,805	—	999,805
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
15,422,020	—	(10,185,772)	(10,470,201)
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
550,709,106	318	(10,470,519)	(10,470,201)
The following capital loss carryforwards, determined at May 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	9,504,956	680,816	10,185,772	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $28,556,875 and $150,451,477, respectively, for the year ended May 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
54	Columbia Alternative Beta Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2017.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At May 31, 2017, affiliated shareholders of record owned 99.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Alternative Beta Fund | Annual Report 2017	55

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
56	Columbia Alternative Beta Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Alternative Beta Fund (formerly known as Columbia Adaptive Alternatives Fund)
In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Alternative Beta Fund (formerly known as Columbia Adaptive Alternatives Fund) (the “Fund”, a series of Columbia Funds Series Trust I) and its subsidiary as of May 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 28, 2015 (commencement of operations) through May 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
Columbia Alternative Beta Fund | Annual Report 2017	57

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
58	Columbia Alternative Beta Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia Alternative Beta Fund | Annual Report 2017	59

TRUSTEES AND OFFICERS  (continued)
Consultants to the independent trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
60	Columbia Alternative Beta Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Alternative Beta Fund | Annual Report 2017	61

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneele.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
62	Columbia Alternative Beta Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Alternative Beta Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN259_05_G01_(07/17)

Annual Report
May 31, 2017
Columbia Diversified Absolute Return Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Diversified Absolute Return Fund   |  Annual Report 2017

Columbia Diversified Absolute Return Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Diversified Absolute Return Fund (the Fund) seeks to provide shareholders with absolute (positive) returns.
Portfolio management
Jeffrey Knight, CFA
Lead manager
Managed Fund since 2015
Brian Virginia
Co-manager
Managed Fund since 2015
Joshua Kutin, CFA
Co-manager
Managed Fund since 2015
Alexander Wilkinson*
Co-manager
Managed Fund since January 2017
*Effective January 27, 2017, Alexander Wilkinson was added as portfolio manager of the Fund. On that same date, Kent Peterson and William Landes no longer serve as portfolio managers of the Fund.
Average annual total returns (%) (for the period ended May 31, 2017)
		Inception	1 Year	Life
Class A	Excluding sales charges	02/19/15	-0.62	-1.60
	Including sales charges		-6.37	-4.13
Class C	Excluding sales charges	02/19/15	-1.36	-2.33
	Including sales charges		-2.35	-2.33
Class R4		02/19/15	-0.52	-1.39
Class R5		02/19/15	-0.21	-1.21
Class T	Excluding sales charges	02/19/15	1.14	-0.79
	Including sales charges		-1.42	-1.90
Class Y *		03/01/17	-0.10	-1.37
Class Z		02/19/15	0.10	-1.12
Citi One-Month U.S. Treasury Bill Index			0.36	0.20
Returns for Class A are shown with and without the maximum initial sales charge of 5.75% Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T are shown with and without the maximum applicable sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Citi One-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of one-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Diversified Absolute Return Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 19, 2015 — May 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Diversified Absolute Return Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown — long positions (%) (at May 31, 2017)
Common Stocks	42.9
Corporate Bonds & Notes	15.2
Exchange-Traded Funds	5.7
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	60.5
Total	124.3

(a)	Includes investments in Money Market Funds (amounting to $38.7 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Percentages indicated are based upon total investments, net of investments sold short. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at May 31, 2017)
Common Stocks	(24.3)
Percentages indicated are based upon total investments, net of investments sold short. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at May 31, 2017)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	143.5	(41.9)	101.6
Equity Derivative Contracts	62.3	(59.7)	2.6
Foreign Currency Derivative Contracts	216.2	(220.4)	(4.2)
Total Notional Market Value of Derivative Contracts	422.0	(322.0)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 to the Notes to Consolidated Financial Statements.

Columbia Diversified Absolute Return Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At May 31, 2017, approximately 99.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended May 31, 2017, the Fund’s Class A shares returned -0.62% excluding sales charge. To compare, the Citi One-Month U.S. Treasury Bill Index returned 0.36% over the same period. As an absolute return fund, the Fund employs a benchmark agnostic strategy and thus comparisons to the Citi One-Month U.S. Treasury Bill Index are for information purposes only. This Fund is a diversified portfolio that invests across global asset classes using both traditional and alternative investment strategies.
Global equities and higher risk fixed-income securities advanced during period
Global equities advanced at a swift pace during the 12-month period ended May 31, 2017, driven in large part by increased expectations for economic growth leading up to and following the U.S. elections. These expectations, if realized, could in turn help foster an extension of the business cycle. Inflation expectations also rose for much of the period. The U.S. equity market, as measured by the S&P 500 Index, enjoyed a 109-day streak without a 1% decline during the period, its longest stretch in nearly 22 years. Another broad measure for U.S. equity performance, the Russell 3000 Index, gained 17.69% for the 12-month period ended May 31, 2017. U.S. equity markets flirted with new highs. International developed market equities, as measured by the 16.44% return of the MSCI EAFE Index, posted double-digit gains but modestly trailed their U.S. counterparts, pressured somewhat by a strengthening U.S. dollar. Emerging market equities, as represented by the 27.41% return of the MSCI Emerging Markets Index, actually outperformed U.S. equities, boosted by optimism about economic growth and the diminishing risk of populism in Europe following the French election results. Within fixed-income markets, corporate bonds and emerging market debt were among the best performing sectors, with high-yield corporate bonds leading the way.
Alternative beta strategies posted most negative absolute returns
The Fund invests in three core strategies — alpha, which is intended to have a relatively low correlation to market movements and is derived from active management; tactical beta, which seeks opportunities to earn returns from price movements of broad markets; and alternative beta, which seeks to generate returns with relatively low correlation to overall market movements by employing a systematic, rules-based approach. During the period, the alternative beta strategy component posted the largest negative absolute return, followed by the alpha strategy component, which also posted a negative absolute return. The tactical beta strategy contributed positively to Fund results during the period.
Within the alpha strategies sleeve, which is comprised of five internally managed hedge fund portfolios, the equity long/short alpha strategy and the fixed-income absolute return strategy posted the biggest negative absolute returns. The G10 currency and managed futures strategies performed best and contributed positively to Fund returns. Within the tactical beta sleeve, the adaptive defensive risk allocation strategy and tactical beta strategies contributed positively to the Fund’s absolute returns.
Flexible portfolio structure enabled changes
The Fund features a flexible portfolio structure that employs both fundamental and quantitative methods to identify market opportunities and can dynamically reallocate as market conditions change. During the period, there were several material changes in the Fund’s allocation. In February 2017, we discontinued the global alpha opportunities strategy and replaced it with the global tactical asset allocation strategy. In March 2017, we began implementation of a strategic equity hedge overlay in an effort to more precisely manage the Fund’s overall market direction risk. In May 2017, we added a fixed-income absolute return strategy. Also, within the sleeves’ various internally-managed hedge fund portfolios, there were portfolio manager changes during the period. Given the changes made, the Fund’s portfolio turnover rate for the 12-month period was 135%.
4	Columbia Diversified Absolute Return Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
At the end of the period, we favored a neutral stance toward equities, given our tactical view that the upside opportunities for stocks — particularly U.S. stocks — seemed modest in comparison with the downside risks. At the end of May 2017, we believed ongoing strength in growth and profits had been largely priced into valuations by investors, so delivery of these outcomes was not expected to drive prices higher by any significant degree in the near term. Downside surprises, however, may spur volatility-induced price declines.
Derivatives usage
The Fund utilizes derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset or index. During the period, the Fund used futures, options and swaps to more efficiently and cost effectively manage its exposures. These flexible structures, which allow for direct and highly versatile portfolio management applications, detracted from the Fund’s results during the period. Also, the underlying managers of hedge fund strategies employed derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940.
Absolute return funds are not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Alternative investments involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above-average tolerance for risk. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. ETFs trade like stocks, are subject to investment risk and will fluctuate in market value. Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution. The Fund employs multiple strategies independently of one another, which may result in contradicting trades (i.e., with no net benefit to the fund) while increasing transaction costs. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. The Fund’s use of leverage subjects additional Fund assets to the risk of loss. The sales price the Fund (or its underlying investments) could receive for any particular investment may differ from the Fund’s (or underlying investments’) valuation of the investment. Short positions (where the underlying asset is not owned) can create unlimited risk. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Diversified Absolute Return Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2016 – May 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.70	1,013.86	11.21	11.15	2.22
Class C	1,000.00	1,000.00	1,020.60	1,010.17	14.91	14.83	2.96
Class R4	1,000.00	1,000.00	1,024.60	1,015.16	9.89	9.85	1.96
Class R5	1,000.00	1,000.00	1,027.70	1,015.91	9.15	9.10	1.81
Class T (formerly Class W)	1,000.00	1,000.00	1,042.90	1,013.96	11.21	11.05	2.20
Class Y	1,000.00	1,000.00	1,003.10 (a)	1,016.26	4.30 (a)	8.75	1.74 (a)
Class Z	1,000.00	1,000.00	1,031.00	1,015.16	9.92	9.85	1.96
(a)	Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments
May 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 34.6%
Issuer	Shares	Value ($)
Consumer Discretionary 4.9%
Automobiles 0.1%
General Motors Co.(a)	2,430	82,450
Hotels, Restaurants & Leisure 1.0%
Darden Restaurants, Inc.(a)	2,737	243,402
International Game Technology PLC(a)	7,779	138,077
Norwegian Cruise Line Holdings Ltd.(a),(b)	2,622	131,021
Starbucks Corp.(a)	2,928	186,250
Yum China Holdings, Inc.(a),(b)	2,280	87,575
Total		786,325
Household Durables 0.4%
Mohawk Industries, Inc.(a),(b)	635	151,955
Newell Brands, Inc.(a)	2,706	143,283
Total		295,238
Internet & Direct Marketing Retail 1.2%
Amazon.com, Inc.(a),(b)	444	441,611
Ctrip.com International Ltd., ADR(a),(b)	3,103	169,579
Expedia, Inc.(a)	1,246	179,150
Liberty Interactive Corp., Class A(b)	7,205	169,029
Total		959,369
Media 1.0%
21st Century Fox, Inc., Class A(a)	4,842	131,315
Comcast Corp., Class A	8,842	368,623
DISH Network Corp., Class A(a),(b)	3,347	213,438
Liberty Global PLC, Class A(a),(b)	2,901	88,713
Total		802,089
Multiline Retail 0.2%
Kohl’s Corp.(a)	3,633	139,616
Specialty Retail 0.9%
Burlington Stores, Inc.(a),(b)	1,188	116,246
Foot Locker, Inc.(a)	1,882	111,810
Home Depot, Inc. (The)(a)	2,302	353,380
TJX Companies, Inc. (The)(a)	1,426	107,249
Total		688,685
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.1%
PVH Corp.(a)	779	82,535
Sequential Brands Group, Inc.(b)	7,087	22,749
Total		105,284
Total Consumer Discretionary		3,859,056
Consumer Staples 3.2%
Beverages 0.6%
Coca-Cola European Partners PLC(a)	1,452	59,590
Molson Coors Brewing Co., Class B(a)	1,154	109,388
PepsiCo, Inc.(a)	2,683	313,562
Total		482,540
Food & Staples Retailing 0.3%
SYSCO Corp.(a)	2,407	131,326
Wal-Mart Stores, Inc.(a)	918	72,155
Total		203,481
Food Products 1.0%
Hershey Co. (The)(a)	1,577	181,781
Lamb Weston Holdings, Inc.(a)	2,094	97,182
Mondelez International, Inc., Class A(a)	3,063	142,705
Pilgrim’s Pride Corp.(a),(b)	9,171	213,409
Tyson Foods, Inc., Class A(a)	3,082	176,722
Total		811,799
Household Products 0.3%
Energizer Holdings, Inc.(a)	1,483	79,489
Procter & Gamble Co. (The)	1,748	153,981
Total		233,470
Personal Products 0.3%
Estee Lauder Companies, Inc. (The), Class A(a)	1,762	165,875
Nu Skin Enterprises, Inc., Class A(a)	771	42,312
Total		208,187
Tobacco 0.7%
Altria Group, Inc.(a)	3,067	231,375
Philip Morris International, Inc.(a)	2,909	348,498
Total		579,873
Total Consumer Staples		2,519,350

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2017	7

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 2.0%
Energy Equipment & Services 0.5%
Baker Hughes, Inc.(a)	2,756	151,993
Halliburton Co.(a)	1,604	72,485
Oceaneering International, Inc.(a)	1,204	29,354
Schlumberger Ltd.(a)	1,623	112,945
Superior Energy Services, Inc.(a),(b)	2,160	22,399
Total		389,176
Oil, Gas & Consumable Fuels 1.5%
BP PLC, ADR(a)	3,453	124,826
Cabot Oil & Gas Corp.(a)	1,938	43,004
Canadian Natural Resources Ltd.	2,789	80,491
Cimarex Energy Co.(a)	432	46,466
Continental Resources, Inc.(a),(b)	1,025	38,540
Devon Energy Corp.(a)	2,312	78,562
EOG Resources, Inc.(a)	727	65,655
Exxon Mobil Corp.(a)	936	75,348
Hess Corp.(a)	1,567	71,910
Marathon Petroleum Corp.(a)	830	43,193
Noble Energy, Inc.(a)	3,163	90,746
Phillips 66(a)	167	12,710
RSP Permian, Inc.(a),(b)	1,542	54,880
Suncor Energy, Inc.(a)	4,681	146,562
Valero Energy Corp.(a)	790	48,561
World Fuel Services Corp.(a)	3,979	140,618
WPX Energy, Inc.(a),(b)	1,157	12,519
Total		1,174,591
Total Energy		1,563,767
Financials 4.2%
Banks 1.5%
Bank of America Corp.(a)	11,167	250,253
BB&T Corp.(a)	2,540	105,791
Citigroup, Inc.(a)	4,095	247,911
Citizens Financial Group, Inc.(a)	3,718	126,784
Fifth Third Bancorp(a)	5,256	124,777
PacWest Bancorp(a)	2,490	116,208
Wells Fargo & Co.(a)	4,119	210,646
Total		1,182,370
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.0%
Bank of New York Mellon Corp. (The)(a)	3,000	141,360
Goldman Sachs Group, Inc. (The)(a)	531	112,179
Intercontinental Exchange, Inc.(a)	1,887	113,578
Invesco Ltd.(a)	2,907	92,152
Morgan Stanley(a)	2,368	98,840
S&P Global, Inc.(a)	1,686	240,778
Total		798,887
Consumer Finance 0.1%
Navient Corp.(a)	3,784	54,603
Diversified Financial Services 0.2%
Berkshire Hathaway, Inc., Class B(a),(b)	891	147,264
Insurance 1.2%
American International Group, Inc.(a)	2,396	152,458
Hanover Insurance Group, Inc. (The)(a)	1,923	160,359
Hartford Financial Services Group, Inc. (The)(a)	2,900	143,231
MetLife, Inc.(a)	1,841	93,136
Prudential Financial, Inc.(a)	2,348	246,188
Reinsurance Group of America, Inc.(a)	1,630	202,951
Total		998,323
Thrifts & Mortgage Finance 0.2%
MGIC Investment Corp.(a),(b)	12,441	131,626
Total Financials		3,313,073
Health Care 4.6%
Biotechnology 1.1%
AbbVie, Inc.(a)	1,622	107,084
ACADIA Pharmaceuticals, Inc.(a),(b)	765	19,668
Alexion Pharmaceuticals, Inc.(a),(b)	1,583	155,182
Biogen, Inc.(a),(b)	242	59,960
BioMarin Pharmaceutical, Inc.(a),(b)	701	61,436
Celgene Corp.(a),(b)	1,052	120,359
Puma Biotechnology, Inc.(a),(b)	1,178	90,117
Spark Therapeutics, Inc.(a),(b)	429	21,849
TESARO, Inc.(a),(b)	409	61,068
Vertex Pharmaceuticals, Inc.(a),(b)	1,504	185,894
Total		882,617

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 0.7%
Edwards Lifesciences Corp.(a),(b)	504	57,995
Hologic, Inc.(a),(b)	571	24,730
Medtronic PLC(a)	1,890	159,289
Quotient Ltd.(a),(b)	4,068	30,225
Zimmer Biomet Holdings, Inc.(a)	2,127	253,560
Total		525,799
Health Care Providers & Services 1.1%
Aetna, Inc.(a)	706	102,271
Centene Corp.(a),(b)	2,592	188,257
CIGNA Corp.(a)	1,202	193,799
Humana, Inc.(a)	519	120,543
WellCare Health Plans, Inc.(a),(b)	1,674	287,593
Total		892,463
Life Sciences Tools & Services 0.3%
Illumina, Inc.(a),(b)	374	66,333
Thermo Fisher Scientific, Inc.(a)	948	163,805
Total		230,138
Pharmaceuticals 1.4%
Allergan PLC(a)	728	162,890
Eli Lilly & Co.(a)	2,590	206,086
Jazz Pharmaceuticals PLC(a),(b)	481	70,015
Mallinckrodt PLC(a),(b)	4,078	175,884
Merck & Co., Inc.	4,112	267,732
Pfizer, Inc.	7,666	250,295
Total		1,132,902
Total Health Care		3,663,919
Industrials 3.5%
Aerospace & Defense 0.4%
Boeing Co. (The)(a)	1,042	195,510
L-3 Communications Corp.	998	168,253
Total		363,763
Airlines 0.4%
Southwest Airlines Co.(a)	2,377	142,834
United Continental Holdings, Inc.(a),(b)	2,457	195,749
Total		338,583
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 0.3%
Chicago Bridge & Iron Co. NV(a)	6,286	118,931
Jacobs Engineering Group, Inc.(a)	1,716	89,953
Total		208,884
Industrial Conglomerates 0.2%
Carlisle Companies, Inc.(a)	1,594	161,520
Machinery 1.4%
Crane Co.(a)	2,556	198,294
Cummins, Inc.(a)	1,217	191,921
Gardner Denver Holdings, Inc.(b)	3,804	87,226
Ingersoll-Rand PLC(a)	2,227	199,539
Oshkosh Corp.(a)	2,638	166,511
REV Group, Inc.(a)	4,350	116,797
Xylem, Inc.(a)	2,793	145,627
Total		1,105,915
Professional Services 0.3%
ManpowerGroup, Inc.(a)	2,509	255,592
Road & Rail 0.3%
Norfolk Southern Corp.(a)	1,857	230,324
Trading Companies & Distributors 0.2%
HD Supply Holdings, Inc.(a),(b)	3,734	150,667
Total Industrials		2,815,248
Information Technology 8.2%
Communications Equipment 0.6%
Cisco Systems, Inc.(a)	7,707	243,002
F5 Networks, Inc.(a),(b)	1,764	226,021
Total		469,023
Electronic Equipment, Instruments & Components 0.3%
Zebra Technologies Corp., Class A(a),(b)	2,231	232,783
Internet Software & Services 1.5%
Akamai Technologies, Inc.(a),(b)	2,252	106,182
Alphabet, Inc., Class A(a),(b)	600	592,254
Facebook, Inc., Class A(a),(b)	1,387	210,075
VeriSign, Inc.(a),(b)	2,610	235,317
Total		1,143,828

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2017	9

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 1.4%
Booz Allen Hamilton Holdings Corp.(a)	4,109	162,059
Leidos Holdings, Inc.	2,513	139,622
MasterCard, Inc., Class A(a)	1,821	223,765
Total System Services, Inc.(a)	2,615	155,723
Visa, Inc., Class A(a)	4,090	389,491
Total		1,070,660
Semiconductors & Semiconductor Equipment 1.3%
Broadcom Ltd.(a)	1,356	324,735
Micron Technology, Inc.(a),(b)	11,560	355,701
ON Semiconductor Corp.(a),(b)	13,289	205,714
Skyworks Solutions, Inc.(a)	1,620	172,416
Total		1,058,566
Software 1.6%
Activision Blizzard, Inc.(a)	2,773	162,442
Electronic Arts, Inc.(a),(b)	2,401	272,105
Microsoft Corp.(a)	6,071	423,999
Salesforce.com, Inc.(a),(b)	3,120	279,677
Workday, Inc., Class A(a),(b)	1,613	161,268
Total		1,299,491
Technology Hardware, Storage & Peripherals 1.5%
Apple, Inc.(a)	5,223	797,865
Electronics for Imaging, Inc.(a),(b)	4,687	222,258
HP, Inc.(a)	9,896	185,649
Total		1,205,772
Total Information Technology		6,480,123
Materials 1.5%
Chemicals 0.9%
Albemarle Corp.(a)	138	15,677
Cabot Corp.(a)	3,937	205,629
Dow Chemical Co. (The)(a)	1,990	123,300
Eastman Chemical Co.(a)	905	72,500
EI du Pont de Nemours & Co.(a)	889	70,160
LyondellBasell Industries NV, Class A(a)	737	59,343
Monsanto Co.(a)	457	53,661
PPG Industries, Inc.(a)	916	97,426
Total		697,696
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.3%
International Paper Co.(a)	1,611	85,190
Packaging Corp. of America(a)	695	71,001
Sealed Air Corp.(a)	1,346	59,789
Total		215,980
Metals & Mining 0.1%
Newmont Mining Corp.(a)	761	25,988
Steel Dynamics, Inc.(a)	1,731	58,837
Total		84,825
Paper & Forest Products 0.2%
Domtar Corp.(a)	5,678	206,566
Total Materials		1,205,067
Real Estate 0.7%
Equity Real Estate Investment Trusts (REITS) 0.7%
Care Capital Properties, Inc.(a)	5,878	154,533
Equinix, Inc.(a)	502	221,387
Equity LifeStyle Properties, Inc.(a)	854	72,077
Hospitality Properties Trust(a)	3,578	103,476
Total		551,473
Total Real Estate		551,473
Telecommunication Services 0.1%
Diversified Telecommunication Services 0.1%
CenturyLink, Inc.(a)	4,906	122,405
Total Telecommunication Services		122,405
Utilities 1.7%
Electric Utilities 0.5%
American Electric Power Co., Inc.(a)	1,589	114,058
Edison International(a)	1,444	117,787
Entergy Corp.(a)	1,290	101,987
PG&E Corp.(a)	1,004	68,654
Total		402,486
Gas Utilities 0.2%
Atmos Energy Corp.(a)	583	48,570
National Fuel Gas Co.(a)	1,338	75,945
Total		124,515
Independent Power and Renewable Electricity Producers 0.3%
AES Corp. (The)(a)	16,910	197,509

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.7%
Ameren Corp.(a)	1,463	83,025
CenterPoint Energy, Inc.(a)	8,012	229,223
DTE Energy Co.(a)	851	93,202
NiSource, Inc.(a)	3,474	90,567
SCANA Corp.(a)	1,333	90,911
Total		586,928
Total Utilities		1,311,438
Total Common Stocks (Cost $24,397,283)		27,404,919

Corporate Bonds & Notes 12.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 8.8%
Bank of America Corp.(c)
12/31/2049	8.125%	370,000	385,629
Junior Subordinated
12/31/2049	8.000%	380,000	392,350
BankBoston Capital Trust IV(c)
Junior Subordinated
06/08/2028	1.706%	425,000	400,881
Citigroup, Inc.(c)
Junior Subordinated
12/31/2049	5.800%	560,000	581,491
JPMorgan Chase & Co.(c)
Junior Subordinated
04/29/2049	7.900%	385,000	399,466
12/31/2049	5.300%	575,000	599,110
JPMorgan Chase Capital XXI(c)
Junior Subordinated
02/02/2037	2.120%	323,000	297,905
JPMorgan Chase Capital XXIII(c)
Junior Subordinated
05/15/2047	2.182%	430,000	395,973
KeyCorp Capital I(c)
Junior Subordinated
07/01/2028	1.888%	445,000	405,098
MBNA Capital B(c)
Junior Subordinated
02/01/2027	1.970%	3,000	2,848
Mellon Capital IV(c)
Junior Subordinated
06/29/2049	4.000%	114,000	99,974
NB Capital Trust III(c)
Junior Subordinated
01/15/2027	1.708%	430,000	403,847
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NTC Capital I(c)
Junior Subordinated
01/15/2027	1.678%	141,000	131,998
NTC Capital II(c)
Junior Subordinated
04/15/2027	1.748%	106,000	99,509
Royal Bank of Scotland Group PLC(c)
05/15/2023	2.652%	555,000	555,154
State Street Corp.(c)
06/15/2037	2.131%	435,000	405,677
SunTrust Capital I(c)
Junior Subordinated
05/15/2027	1.850%	435,000	405,165
SunTrust Capital III(c)
Junior Subordinated
03/15/2028	1.781%	215,000	197,906
Wachovia Capital Trust II(c)
Junior Subordinated
01/15/2027	1.658%	425,000	403,005
Wells Fargo & Co.(c)
Junior Subordinated
03/29/2049	7.980%	380,000	394,348
Total			6,957,334
Diversified Manufacturing 1.0%
General Electric Co.(c)
Junior Subordinated
12/31/2049	5.000%	740,000	785,297
Electric 0.5%
NextEra Energy Capital Holdings, Inc.(c)
Junior Subordinated
09/01/2067	7.300%	390,000	394,828
Life Insurance 0.5%
Genworth Holdings, Inc.
05/22/2018	6.515%	390,000	391,179
Midstream 0.4%
Enterprise Products Operating LLC(c)
Junior Subordinated
08/01/2066	4.877%	287,000	287,683
Property & Casualty 0.5%
Chubb Corp. (The)(c)
Junior Subordinated
04/15/2037	3.408%	405,000	402,558
Transportation Services 0.6%
Hertz Corp. (The)
04/01/2018	4.250%	225,000	229,324

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2017	11

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hertz Corp. (The)(d),(e)
06/01/2022	7.625%	286,000	286,000
Total			515,324
Total Corporate Bonds & Notes (Cost $9,779,813)			9,734,203

Exchange-Traded Funds 4.7%
	Shares	Value ($)
iPath Bloomberg Commodity Index Total Return ETN(b)	21,162	479,954
iShares iBoxx $ High Yield Corporate Bond ETF	7,219	639,965
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,341	401,755
iShares JPMorgan USD Emerging Markets Bond ETF	2,773	320,642
iShares TIPS Bond ETF	11,165	1,280,402
Vanguard Mortgage-Backed Securities ETF	4,537	239,962
Vanguard REIT ETF	3,883	319,144
Total Exchange-Traded Funds (Cost $3,594,220)		3,681,824

Money Market Funds 48.9%

Columbia Short-Term Cash Fund, 0.916%(f),(g)	38,686,183	38,686,183
Total Money Market Funds (Cost $38,686,157)		38,686,183
Total Investments (Cost $76,457,473)		79,507,129

Investments Sold Short (19.7)

Common Stocks (19.7)%
Issuer	Shares	Value ($)
Consumer Discretionary (2.5)%
Auto Components (0.1)%
Autoliv, Inc.	(613)	(67,994)
Automobiles (0.1)%
Tesla Motors, Inc.(b)	(225)	(76,727)
Distributors (0.1)%
Pool Corp.	(505)	(60,161)
Hotels, Restaurants & Leisure (0.5)%
Dunkin’ Brands Group, Inc.	(933)	(54,590)
Las Vegas Sands Corp.	(1,221)	(72,198)
Marriott International, Inc., Class A	(588)	(63,298)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
McDonald’s Corp.	(599)	(90,383)
Wyndham Worldwide Corp.	(770)	(77,762)
Total		(358,231)
Internet & Direct Marketing Retail (0.2)%
Netflix, Inc.(b)	(732)	(119,367)
Leisure Products (0.1)%
Hasbro, Inc.	(864)	(90,945)
Media (0.3)%
Discovery Communications, Inc., Class A(b)	(1,533)	(40,625)
New York Times Co. (The)	(3,120)	(54,912)
Omnicom Group, Inc.	(731)	(61,199)
Pearson PLC	(6,244)	(56,508)
Walt Disney Co. (The)	(316)	(34,109)
Total		(247,353)
Multiline Retail (0.1)%
Nordstrom, Inc.	(926)	(38,707)
Target Corp.	(1,189)	(65,573)
Total		(104,280)
Specialty Retail (0.4)%
Best Buy Co., Inc.	(1,058)	(62,834)
CarMax, Inc.(b)	(2,343)	(147,211)
DSW, Inc., Class A	(2,041)	(34,350)
Tiffany & Co.	(571)	(49,654)
Tractor Supply Co.	(751)	(41,418)
Total		(335,467)
Textiles, Apparel & Luxury Goods (0.6)%
Carter’s, Inc.	(835)	(68,604)
Columbia Sportswear Co.	(1,049)	(56,940)
Hanesbrands, Inc.	(2,583)	(53,339)
Michael Kors Holdings Ltd.(b)	(1,214)	(40,280)
Nike, Inc., Class B	(1,315)	(69,682)
Ralph Lauren Corp.	(791)	(53,630)
Under Armour, Inc., Class A(b)	(3,447)	(66,044)
VF Corp.	(1,362)	(73,276)
Total		(481,795)
Total Consumer Discretionary		(1,942,320)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples (1.9)%
Beverages (0.6)%
Brown-Forman Corp., Class B	(2,083)	(108,212)
Coca-Cola Co. (The)	(4,312)	(196,066)
Monster Beverage Corp.(b)	(2,550)	(128,928)
Total		(433,206)
Food Products (0.6)%
B&G Foods, Inc.	(1,069)	(43,348)
Campbell Soup Co.	(1,201)	(69,238)
ConAgra Foods, Inc.	(2,082)	(80,240)
McCormick & Co., Inc.	(726)	(75,613)
Mead Johnson Nutrition Co.	(962)	(86,022)
TreeHouse Foods, Inc.(b)	(1,240)	(95,703)
Total		(450,164)
Household Products (0.4)%
Church & Dwight Co., Inc.	(2,021)	(104,405)
Clorox Co. (The)	(758)	(102,883)
Kimberly-Clark Corp.	(1,032)	(133,882)
Total		(341,170)
Personal Products (0.2)%
Coty, Inc., Class A	(4,902)	(92,844)
Edgewell Personal Care Co.(b)	(750)	(54,855)
Total		(147,699)
Tobacco (0.1)%
Reynolds American, Inc.	(1,602)	(107,734)
Total Consumer Staples		(1,479,973)
Energy (1.2)%
Energy Equipment & Services (0.1)%
Core Laboratories NV	(196)	(20,039)
Ensco PLC, Class A	(2,081)	(12,985)
National Oilwell Varco, Inc.	(1,239)	(40,478)
Noble Corp. PLC	(2,051)	(8,307)
Rowan Companies PLC, Class A(b)	(1,424)	(17,145)
SEACOR Holdings, Inc.(b)	(407)	(24,913)
Total		(123,867)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels (1.1)%
Apache Corp.	(640)	(29,926)
Cenovus Energy, Inc.	(3,257)	(29,053)
Cheniere Energy, Inc.(b)	(3,237)	(157,707)
Chevron Corp.	(750)	(77,610)
ConocoPhillips	(738)	(32,981)
Enbridge, Inc.	(438)	(16,867)
Kosmos Energy Ltd.(b)	(9,893)	(59,358)
Marathon Oil Corp.	(1,855)	(24,152)
Murphy Oil Corp.	(807)	(19,699)
Occidental Petroleum Corp.	(758)	(44,669)
ONEOK, Inc.	(652)	(32,391)
Royal Dutch Shell PLC, ADR, Class A	(2,450)	(133,305)
Southwestern Energy Co.(b)	(2,927)	(17,738)
Total SA, ADR	(2,641)	(138,124)
Williams Companies, Inc. (The)	(1,117)	(31,946)
Total		(845,526)
Total Energy		(969,393)
Financials (1.9)%
Banks (0.4)%
Bank of Montreal	(1,059)	(71,101)
Cullen/Frost Bankers, Inc.	(688)	(63,062)
First Horizon National Corp.	(4,511)	(76,417)
People’s United Financial, Inc.	(3,373)	(55,891)
Synovus Financial Corp.	(2,039)	(83,354)
Total		(349,825)
Capital Markets (0.7)%
Affiliated Managers Group, Inc.	(571)	(87,848)
CBOE Holdings, Inc.	(1,108)	(95,698)
Factset Research Systems, Inc.	(225)	(37,280)
Franklin Resources, Inc.	(1,251)	(52,279)
Janus Henderson Group PLC(b)	(2,290)	(71,621)
Legg Mason, Inc.	(1,333)	(49,148)
Northern Trust Corp.	(1,047)	(91,550)
Thomson Reuters Corp.	(1,227)	(53,571)
Total		(538,995)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2017	13

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance (0.6)%
Everest Re Group Ltd.	(230)	(58,570)
Markel Corp.(b)	(100)	(97,725)
Principal Financial Group, Inc.	(829)	(52,152)
Travelers Companies, Inc. (The)	(625)	(78,031)
Unum Group	(1,353)	(60,858)
Willis Towers Watson PLC	(446)	(65,397)
WR Berkley Corp.	(1,368)	(94,378)
Total		(507,111)
Thrifts & Mortgage Finance (0.2)%
New York Community Bancorp, Inc.	(2,335)	(30,168)
TFS Financial Corp.	(5,314)	(83,005)
Total		(113,173)
Total Financials		(1,509,104)
Health Care (2.6)%
Biotechnology (0.3)%
Amgen, Inc.	(375)	(58,215)
Incyte Corp., Ltd.(b)	(414)	(53,543)
Ionis Pharmaceuticals, Inc.(b)	(1,478)	(67,678)
United Therapeutics Corp.(b)	(404)	(48,839)
Total		(228,275)
Health Care Equipment & Supplies (0.7)%
ABIOMED, Inc.(b)	(868)	(119,289)
Baxter International, Inc.	(1,286)	(76,273)
Becton Dickinson and Co.	(191)	(36,143)
Hill-Rom Holdings, Inc.	(735)	(56,860)
Intuitive Surgical, Inc.(b)	(85)	(77,748)
Stryker Corp.	(552)	(78,914)
Varian Medical Systems, Inc.(b)	(1,030)	(101,990)
Total		(547,217)
Health Care Providers & Services (0.4)%
DaVita, Inc.(b)	(519)	(34,389)
Envision Healthcare Corp(b)	(1,485)	(81,096)
Lifepoint Hospitals, Inc.(b)	(1,021)	(62,077)
McKesson Corp.	(455)	(74,206)
Quest Diagnostics, Inc.	(728)	(79,184)
Total		(330,952)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology (0.2)%
Cerner Corp.(b)	(1,197)	(78,224)
Inovalon Holdings, Inc.(b)	(7,751)	(105,414)
Total		(183,638)
Life Sciences Tools & Services (0.3)%
Bruker Corp.	(1,317)	(35,836)
PerkinElmer, Inc.	(1,119)	(70,564)
QIAGEN NV	(1,613)	(54,147)
Quintiles IMS Holdings, Inc.(b)	(625)	(54,025)
Waters Corp.(b)	(197)	(35,385)
Total		(249,957)
Pharmaceuticals (0.7)%
Astrazeneca PLC, ADR	(2,178)	(74,901)
Endo International PLC(b)	(2,541)	(33,490)
Glaxosmithkline PLC, ADR	(833)	(36,844)
Mylan NV(b)	(1,544)	(60,185)
Novartis AG, ADR	(630)	(51,515)
Novo Nordisk A/S, ADR	(1,297)	(54,954)
Perrigo Co. PLC	(753)	(54,856)
Roche Holding AG, ADR	(3,084)	(106,028)
Sanofi, ADR	(1,700)	(84,303)
Total		(557,076)
Total Health Care		(2,097,115)
Industrials (2.5)%
Aerospace & Defense (0.2)%
Huntington Ingalls Industries, Inc.	(211)	(41,316)
Triumph Group, Inc.	(1,968)	(64,157)
Wesco Aircraft Holdings, Inc.(b)	(4,068)	(39,256)
Total		(144,729)
Air Freight & Logistics (0.2)%
C.H. Robinson Worldwide, Inc.	(1,254)	(84,031)
Fedex Corp.	(329)	(63,773)
Total		(147,804)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines (0.2)%
Copa Holdings SA, Class A	(527)	(59,572)
Spirit Airlines, Inc.(b)	(1,501)	(79,703)
Total		(139,275)
Building Products (0.3)%
Armstrong World Industries, Inc.(b)	(3,268)	(136,112)
Johnson Controls International PLC	(2,267)	(94,670)
Total		(230,782)
Commercial Services & Supplies (0.1)%
Clean Harbors, Inc.(b)	(1,718)	(100,348)
Construction & Engineering (0.1)%
Fluor Corp.	(1,238)	(55,537)
Electrical Equipment (0.1)%
Emerson Electric Co.	(2,065)	(122,083)
Industrial Conglomerates (0.5)%
3M Co.	(648)	(132,497)
General Electric Co.	(3,485)	(95,419)
Roper Technologies, Inc.	(602)	(136,774)
Total		(364,690)
Machinery (0.5)%
Flowserve Corp.	(3,151)	(152,823)
Kennametal, Inc.	(1,069)	(41,124)
Parker-Hannifin Corp.	(706)	(111,174)
Wabtec Corp.	(1,362)	(111,344)
Total		(416,465)
Professional Services (0.1)%
IHS Markit Ltd.(b)	(1,587)	(72,764)
Road & Rail (0.0)%
Avis Budget Group, Inc.(b)	(1,528)	(34,976)
Trading Companies & Distributors (0.2)%
Air Lease Corp.	(4,105)	(151,557)
Total Industrials		(1,981,010)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology (4.5)%
Communications Equipment (0.4)%
EchoStar Corp., Class A(b)	(2,337)	(138,000)
Juniper Networks, Inc.	(4,866)	(142,720)
Total		(280,720)
Electronic Equipment, Instruments & Components (0.7)%
Avnet, Inc.	(2,314)	(84,877)
Dolby Laboratories, Inc., Class A	(2,084)	(105,013)
IPG Photonics Corp.(b)	(618)	(85,927)
Trimble, Inc.(b)	(3,182)	(114,679)
VeriFone Systems, Inc.(b)	(6,731)	(123,110)
Vishay Intertechnology, Inc.	(4,875)	(79,706)
Total		(593,312)
Internet Software & Services (0.2)%
eBay, Inc.(b)	(2,656)	(91,101)
Zillow Group, Inc., Class A(b)	(2,170)	(95,241)
Total		(186,342)
IT Services (1.5)%
Accenture PLC, Class A	(1,333)	(165,919)
Automatic Data Processing, Inc.	(871)	(89,164)
Conduent, Inc.(b)	(7,809)	(128,146)
DXC Technology Co.(b)	(514)	(39,845)
Global Payments, Inc.	(2,909)	(266,493)
International Business Machines Corp.	(1,163)	(177,509)
Paychex, Inc.	(1,723)	(102,053)
Teradata Corp.(b)	(3,620)	(98,681)
Wex, Inc.(b)	(923)	(94,294)
Total		(1,162,104)
Semiconductors & Semiconductor Equipment (0.6)%
Advanced Micro Devices, Inc.(b)	(3,011)	(33,693)
ASML Holding NV	(352)	(46,461)
Intel Corp.	(6,289)	(227,096)
QUALCOMM, Inc.	(875)	(50,111)
Teradyne, Inc.	(2,911)	(103,486)
Total		(460,847)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2017	15

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Software (0.8)%
Autodesk, Inc.(b)	(1,102)	(123,171)
CA, Inc.	(4,772)	(151,606)
Intuit, Inc.	(918)	(129,107)
Oracle Corp.	(4,858)	(220,505)
Total		(624,389)
Technology Hardware, Storage & Peripherals (0.3)%
Hewlett Packard Enterprise Co.	(5,984)	(112,559)
Xerox Corp.	(19,215)	(135,850)
Total		(248,409)
Total Information Technology		(3,556,123)
Materials (1.1)%
Chemicals (0.6)%
Agrium, Inc.	(543)	(50,135)
Axalta Coating Systems Ltd.(b)	(1,774)	(55,526)
Ecolab, Inc.	(607)	(80,634)
International Flavors & Fragrances, Inc.	(539)	(74,323)
Platform Specialty Products Corp.(b)	(11,113)	(138,690)
WR Grace & Co.	(1,356)	(97,212)
Total		(496,520)
Construction Materials (0.1)%
Vulcan Materials Co.	(733)	(91,369)
Containers & Packaging (0.2)%
AptarGroup, Inc.	(936)	(79,569)
Sonoco Products Co.	(1,460)	(74,037)
Total		(153,606)
Metals & Mining (0.2)%
Alcoa Corp.	(1,530)	(50,398)
ArcelorMittal, Registered Shares(b)	(1,478)	(32,279)
BHP Billiton Ltd., ADR	(1,140)	(40,003)
Total		(122,680)
Total Materials		(864,175)
Real Estate (0.1)%
Equity Real Estate Investment Trusts (REITS) (0.1)%
Life Storage, Inc.	(968)	(72,503)
Total Real Estate		(72,503)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services (0.2)%
Diversified Telecommunication Services (0.1)%
Telefonica SA, ADR	(4,770)	(53,519)
Verizon Communications, Inc.	(794)	(37,032)
Total		(90,551)
Wireless Telecommunication Services (0.1)%
Rogers Communications, Inc.	(1,756)	(81,900)
Total Telecommunication Services		(172,451)
Utilities (1.2)%
Electric Utilities (0.3)%
PPL Corp.	(2,642)	(105,442)
Southern Co. (The)	(2,232)	(112,962)
Total		(218,404)
Independent Power and Renewable Electricity Producers (0.3)%
Calpine Corp.(b)	(9,860)	(126,701)
NRG Energy, Inc.	(7,322)	(117,591)
Total		(244,292)
Multi-Utilities (0.5)%
Consolidated Edison, Inc.	(1,635)	(135,362)
Dominion Energy, Inc.	(1,329)	(107,343)
Sempra Energy	(1,157)	(134,779)
Total		(377,484)
Water Utilities (0.1)%
Aqua America, Inc.	(2,429)	(79,404)
Total Utilities		(919,584)
Total Common Stocks (Proceeds $14,498,707)		(15,563,751)
Total Investments Sold Short (Proceeds $14,498,707)		(15,563,751)
Total Investments, Net of Investments Sold Short		63,943,378
Other Assets & Liabilities, Net		15,211,338
Net Assets		79,154,716

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
At May 31, 2017, securities and/or cash totaling $32,684,047 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts open at May 31, 2017
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	6/14/2017	5,278,000 NZD	3,736,138 USD	—	(2,374)
Barclays	6/14/2017	2,456,645 USD	1,908,000 GBP	2,703	—
Barclays	6/14/2017	3,685,654 USD	5,278,000 NZD	52,858	—
BNP Paribas	6/14/2017	4,736,000 GBP	6,133,949 USD	29,404	—
BNP Paribas	6/14/2017	6,151,788 USD	4,736,000 GBP	—	(47,243)
BNP Paribas	6/14/2017	3,687,743 USD	409,420,000 JPY	11,130	—
BNP Paribas	7/21/2017	100,000 CAD	74,103 USD	9	—
BNP Paribas	7/21/2017	2,800,000 NOK	334,460 USD	2,815	—
BNP Paribas	7/21/2017	100,000 NZD	70,009 USD	—	(769)
BNP Paribas	7/21/2017	1,881,554 SEK	216,842 USD	—	(262)
BNP Paribas	7/21/2017	299,096 USD	400,000 AUD	—	(2,102)
BNP Paribas	7/21/2017	308,935 USD	300,000 CHF	1,818	—
BNP Paribas	7/21/2017	877,327 USD	781,474 EUR	2,873	—
BNP Paribas	7/21/2017	1,917,297 USD	213,587,121 JPY	15,582	—
BNP Paribas	7/21/2017	607,568 USD	844,270 SGD	2,971	—
Citi	6/14/2017	54,307,000 SEK	6,162,719 USD	—	(90,178)
Citi	6/14/2017	2,542,893 USD	22,097,000 SEK	1,352	—
Credit Suisse	7/21/2017	500,000 AUD	373,790 USD	2,548	—
Credit Suisse	7/21/2017	700,000 CHF	720,676 USD	—	(4,415)
Credit Suisse	7/21/2017	992,104 EUR	1,113,572 USD	—	(3,866)
Credit Suisse	7/21/2017	200,000 GBP	259,975 USD	1,880	—
Credit Suisse	7/21/2017	37,700,000 JPY	338,344 USD	—	(2,826)
Credit Suisse	7/21/2017	4,500,000 SEK	518,582 USD	—	(652)
Credit Suisse	7/21/2017	844,270 SGD	607,452 USD	—	(3,087)
Credit Suisse	7/21/2017	780,905 USD	6,537,087 NOK	—	(6,624)
Credit Suisse	7/21/2017	70,024 USD	100,000 NZD	754	—
Deutsche Bank	6/14/2017	51,000 AUD	38,091 USD	203	—
Deutsche Bank	6/14/2017	41,000 AUD	30,437 USD	—	(22)
Deutsche Bank	6/14/2017	20,912,000 NOK	2,509,892 USD	34,400	—
Deutsche Bank	6/14/2017	294,000 NOK	34,494 USD	—	(309)
Deutsche Bank	6/14/2017	6,125,940 USD	8,298,000 AUD	38,662	—
Deutsche Bank	6/14/2017	23,873 USD	32,000 AUD	—	(100)
Deutsche Bank	6/14/2017	2,458,610 USD	21,206,000 NOK	51,685	—
Deutsche Bank	7/21/2017	100,000 CAD	74,104 USD	9	—
Deutsche Bank	7/21/2017	124,287,121 JPY	1,115,934 USD	—	(8,816)
Deutsche Bank	7/21/2017	6,937,087 NOK	828,722 USD	7,062	—
Deutsche Bank	7/21/2017	700,000 NZD	490,091 USD	—	(5,358)
Deutsche Bank	7/21/2017	970,840 USD	1,298,400 AUD	—	(6,799)
Deutsche Bank	7/21/2017	514,920 USD	500,000 CHF	3,003	—
Deutsche Bank	7/21/2017	236,409 USD	210,630 EUR	830	—
Deutsche Bank	7/21/2017	129,995 USD	100,000 GBP	—	(947)
Deutsche Bank	7/21/2017	1,127,284 USD	9,781,554 SEK	1,363	—
Deutsche Bank	7/21/2017	1,151,576 USD	1,600,000 SGD	5,473	—
HSBC	6/14/2017	5,316,000 NZD	3,659,109 USD	—	(106,319)
HSBC	6/14/2017	3,677,130 USD	5,316,000 NZD	88,298	—
HSBC	7/21/2017	898,400 AUD	671,841 USD	4,794	—
HSBC	7/21/2017	200,000 CAD	148,236 USD	47	—
HSBC	7/21/2017	300,000 CHF	308,969 USD	—	(1,784)
HSBC	7/21/2017	4,400,000 JPY	39,507 USD	—	(312)
HSBC	7/21/2017	1,700,000 NOK	203,197 USD	1,841	—
HSBC	7/21/2017	200,000 NZD	140,040 USD	—	(1,517)
HSBC	7/21/2017	600,000 SGD	431,847 USD	—	(2,046)
HSBC	7/21/2017	520,040 USD	400,000 GBP	—	(3,850)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2017	17

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Investments in derivatives  (continued)
Forward foreign currency exchange contracts open at May 31, 2017 (continued)
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
HSBC	7/21/2017	288,287 USD	2,500,000 SEK	176	—
Morgan Stanley	6/14/2017	5,994,000 CHF	6,169,882 USD	—	(23,924)
Morgan Stanley	7/21/2017	100,000 CHF	102,985 USD	—	(599)
Morgan Stanley	7/21/2017	18,000,000 JPY	161,595 USD	—	(1,298)
Morgan Stanley	7/21/2017	1,100,000 SEK	126,781 USD	—	(143)
Standard Chartered	6/14/2017	3,221,000 EUR	3,626,846 USD	6,114	—
Standard Chartered	6/14/2017	2,243,000 EUR	2,458,530 USD	—	(62,830)
Standard Chartered	6/14/2017	3,654,948 USD	3,265,000 EUR	15,244	—
State Street	7/21/2017	200,000 CAD	148,215 USD	26	—
State Street	7/21/2017	100,000 NOK	11,947 USD	102	—
State Street	7/21/2017	102,995 USD	100,000 CHF	589	—
State Street	7/21/2017	244,258 USD	27,200,000 JPY	1,891	—
State Street	7/21/2017	630,442 USD	900,000 NZD	6,564	—
State Street	7/21/2017	935,627 USD	1,300,000 SGD	4,475	—
UBS	6/14/2017	5,021,000 CAD	3,721,014 USD	3,203	—
UBS	6/14/2017	3,677,906 USD	5,021,000 CAD	39,906	—
UBS	7/21/2017	300,000 AUD	224,320 USD	1,574	—
UBS	7/21/2017	200,000 CAD	148,207 USD	18	—
UBS	7/21/2017	300,000 GBP	390,051 USD	2,909	—
UBS	7/21/2017	91,734,000 JPY	823,546 USD	—	(6,610)
UBS	7/21/2017	4,800,000 SEK	553,014 USD	—	(835)
UBS	7/21/2017	2,300,000 SGD	1,655,081 USD	—	(8,177)
UBS	7/21/2017	205,997 USD	200,000 CHF	1,174	—
UBS	7/21/2017	597,244 USD	5,000,000 NOK	—	(5,023)
Total				450,332	(412,016)
Futures contracts outstanding at May 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
10-Year Mini JGB	10	JPY	1,360,090	06/2017	3,862	—
10-Year Mini JGB	15	JPY	2,040,136	06/2017	—	(4,925)
3-Month Euro Euribor	12	EUR	3,380,495	12/2017	809	—
90-Day Sterling	21	GBP	3,370,007	12/2017	1,996	—
Australian 10-Year Bond	46	AUD	4,500,889	06/2017	154,289	—
Banker’s Acceptance	19	CAD	3,482,548	12/2017	—	(1,114)
CAC40 Index	5	EUR	295,806	06/2017	—	(4,798)
Canadian Government 10-Year Bond	31	CAD	3,338,091	09/2017	25,715	—
Canadian Government 10-Year Bond	4	CAD	430,721	09/2017	—	(7)
DAX Index	1	EUR	354,922	06/2017	16,799	—
EURO STOXX 50	11	EUR	439,039	06/2017	26,529	—
Euro-Bund	44	EUR	8,023,051	06/2017	31,558	—
Euro-Bund	8	EUR	1,458,737	06/2017	—	(2,820)
FTSE 100 Index	4	GBP	386,948	06/2017	12,533	—
FTSE/MIB Index	1	EUR	116,593	06/2017	8,682	—
Hang Seng Index	2	HKD	326,992	06/2017	2,907	—
IBEX 35 Index	2	EUR	243,913	06/2017	—	(1,345)
Long Gilt	12	GBP	1,978,132	09/2017	8,018	—
Mini MSCI Emerging Markets Index	16	USD	803,040	06/2017	46,565	—
MSCI Singapore IX ETS	15	SGD	385,990	06/2017	—	(4,888)
OMXS30 Index	25	SEK	471,155	06/2017	—	(3,011)
S&P 500 E-mini	12	USD	1,446,660	06/2017	23,370	—
S&P/TSE 60 Index	6	CAD	804,027	06/2017	—	(14,433)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Long futures contracts outstanding (continued)
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
SPI 200 Index	3	AUD	319,883	06/2017	707	—
SPI 200 Index	5	AUD	533,139	06/2017	—	(7,210)
TOPIX Index	6	JPY	850,564	06/2017	13,610	—
TOPIX Index	2	JPY	283,522	06/2017	—	(786)
U.S. Treasury 10-Year Note	14	USD	1,768,156	09/2017	10,258	—
U.S. Treasury 10-Year Note	4	USD	505,188	09/2017	—	(8)
U.S. Treasury 5-Year Note	28	USD	3,312,750	09/2017	6,759	—
Total			47,011,184		394,966	(45,345)

Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
10-Year Mini JGB	(9)	JPY	(1,224,081)	06/2017	—	(3,453)
Euro CHF 3-Month ICE	(13)	CHF	(3,381,033)	12/2017	—	(687)
EURO STOXX 50	(16)	EUR	(638,602)	06/2017	—	(27,016)
Long Gilt	(30)	GBP	(4,945,331)	09/2017	—	(19,709)
S&P 500 E-mini	(74)	USD	(8,921,070)	06/2017	—	(73,529)
S&P/TSE 60 Index	(6)	CAD	(804,027)	06/2017	9,163	—
U.S. Treasury 10-Year Note	(34)	USD	(4,294,094)	09/2017	—	(25,033)
Total			(24,208,238)		9,163	(149,427)
Credit default swap contracts outstanding at May 31, 2017
Buy protection
Counterparty	Reference entity	Expiration date	Pay fixed rate (%)	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	Goldman Sachs Group, Inc.	6/20/2022	1.000	USD	675,545	(9,129)	(1,370)	—	(9,319)	—	(1,180)
Goldman Sachs International	Morgan Stanley	6/20/2022	1.000	USD	675,000	(10,432)	(1,369)	—	(10,281)	—	(1,520)
Total								—	(19,600)	—	(2,700)
Cleared credit default swap contracts outstanding at May 31, 2017
Buy protection
Counterparty	Reference entity	Expiration date	Pay fixed rate (%)	Notional currency	Notional amount	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 28	6/20/2022	5.000	USD	3,215,000	—	(27,169)
Credit default swap contracts outstanding at May 31, 2017
Sell protection
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)*	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	Frontier Communications Corp.	6/20/2019	5.000	3.072	USD	450,000	17,159	4,562	18,757	—	2,964	—
Barclays	iStar, Inc.	6/20/2020	5.000	1.575	USD	115,000	11,571	1,166	13,092	—	—	(355)
Barclays	Valeant Pharmaceuticals International, Inc.	6/20/2019	5.000	4.063	USD	450,000	8,212	4,563	5,988	—	6,787	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2017	19

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Sell protection (continued)
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)*	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	Weatherford International Ltd.	6/20/2020	1.000	2.414	USD	115,000	(4,727)	233	—	(4,258)	—	(236)
Barclays	Whiting Petroleum Corp.	6/20/2020	5.000	3.211	USD	340,000	16,939	3,447	19,034	—	1,352	—
Barclays	Whiting Petroleum Corp.	6/20/2020	5.000	3.211	USD	340,000	16,939	3,447	20,432	—	—	(46)
Citi	Freeport-McMoRan, Inc.	6/20/2020	1.000	1.678	USD	225,000	(4,489)	456	—	(3,978)	—	(55)
Citi	Verizon Communications, Inc.	6/20/2022	1.000	0.775	USD	450,000	4,875	913	4,908	—	880	—
Credit Suisse	DISH DBS Corp.	6/20/2020	5.000	1.255	USD	225,000	25,039	2,281	26,124	—	1,196	—
Goldman Sachs International	Anadarko Petroleum Corp.	6/20/2020	1.000	0.55	USD	450,000	6,031	—	6,031	—	—	—
Goldman Sachs International	Canadian Natural Resources Ltd.	6/20/2020	1.000	0.5	USD	225,000	3,355	—	3,355	—	—	—
Goldman Sachs International	DISH DBS Corp.	6/20/2022	5.000	2.604	USD	450,000	49,753	4,563	46,279	—	8,037	—
Goldman Sachs International	NRG Energy, Inc.	6/20/2020	5.000	1.748	USD	115,000	11,009	1,166	12,392	—	—	(217)
Goldman Sachs International	Sprint Communications, Inc.	6/20/2020	5.000	1.557	USD	115,000	11,711	1,166	12,392	—	485	—
Goldman Sachs International	Targa Resources Partners LP/Finance Corp.	6/20/2020	1.000	1.445	USD	340,000	(4,408)	689	4,033	—	—	(7,752)
Goldman Sachs International	Verizon Communications, Inc.	6/20/2019	1.000	0.38	USD	225,000	2,836	—	2,836	—	—	—
Goldman Sachs International	Weatherford International Ltd.	6/20/2020	1.000	2.414	USD	115,000	(4,727)	—	—	(4,891)	164	—
JPMorgan	Ally Financial, Inc.	6/20/2020	5.000	1.329	USD	115,000	12,473	1,166	12,704	—	935	—
JPMorgan	Avis Budget Car Rental LLC/Finance, Inc.	6/20/2020	5.000	2.942	USD	340,000	20,250	3,447	21,946	—	1,751	—
JPMorgan	Calpine Corp.	6/20/2020	5.000	1.912	USD	115,000	10,404	1,166	11,661	—	—	(91)
JPMorgan	CenturyLink, Inc.	6/20/2020	1.000	1.215	USD	115,000	(738)	234	—	—	—	(504)
JPMorgan	CSC Holdings LLC	6/20/2020	5.000	0.873	USD	115,000	14,176	1,166	14,666	—	676	—
JPMorgan	Hertz Corp. (The)	6/20/2019	5.000	6.185	USD	450,000	(10,171)	4,563	—	(8,743)	3,135	—
JPMorgan	Navient Corp.	6/20/2020	5.000	2.088	USD	340,000	28,913	3,447	33,402	—	—	(1,042)
JPMorgan	Pactiv Corp.	6/20/2020	5.000	1.205	USD	115,000	12,934	1,166	14,665	—	—	(565)
JPMorgan	Rite Aid Corp.	6/20/2020	5.000	1.635	USD	340,000	33,814	3,447	33,423	—	3,838	—
JPMorgan	Simon Property Group L.P.	6/20/2022	1.000	0.98	USD	450,000	423	913	212	—	1,124	—
JPMorgan	United Rentals North America, Inc.	6/20/2020	5.000	0.95	USD	115,000	13,909	1,166	14,590	—	485	—
Morgan Stanley	Canadian Natural Resources Ltd.	6/20/2022	1.000	1.2	USD	450,000	(4,309)	913	—	(3,152)	—	(244)
Total									352,922	(25,022)	33,809	(11,107)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Consolidated Portfolio of Investments
(a)	This security or a portion of this security has been pledged as collateral in connection with securities sold short.
(b)	Non-income producing investment.
(c)	Variable rate security.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2017, the value of these securities amounted to $286,000 which represents 0.36% of net assets.
(e)	Represents a security purchased on a when-issued basis.
(f)	The rate shown is the seven-day current annualized yield at May 31, 2017.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Notes to Consolidated Portfolio of Investments  (continued)
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.916%	84,043,686	76,973,520	(122,331,023)	38,686,183	(57)	319,838	38,686,183
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2017	21

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	3,859,056	—	—	—	3,859,056
Consumer Staples	2,519,350	—	—	—	2,519,350
Energy	1,563,767	—	—	—	1,563,767
Financials	3,313,073	—	—	—	3,313,073
Health Care	3,663,919	—	—	—	3,663,919
Industrials	2,815,248	—	—	—	2,815,248
Information Technology	6,480,123	—	—	—	6,480,123
Materials	1,205,067	—	—	—	1,205,067
Real Estate	551,473	—	—	—	551,473
Telecommunication Services	122,405	—	—	—	122,405
Utilities	1,311,438	—	—	—	1,311,438
Total Common Stocks	27,404,919	—	—	—	27,404,919
Corporate Bonds & Notes	—	9,734,203	—	—	9,734,203
Exchange-Traded Funds	3,681,824	—	—	—	3,681,824
Money Market Funds	—	—	—	38,686,183	38,686,183
Total Investments	31,086,743	9,734,203	—	38,686,183	79,507,129
Investments Sold Short
Common Stocks
Consumer Discretionary	(1,942,320)	—	—	—	(1,942,320)
Consumer Staples	(1,479,973)	—	—	—	(1,479,973)
Energy	(969,393)	—	—	—	(969,393)
Financials	(1,509,104)	—	—	—	(1,509,104)
Health Care	(2,097,115)	—	—	—	(2,097,115)
Industrials	(1,981,010)	—	—	—	(1,981,010)
Information Technology	(3,556,123)	—	—	—	(3,556,123)
Materials	(864,175)	—	—	—	(864,175)
Real Estate	(72,503)	—	—	—	(72,503)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Diversified Absolute Return Fund | Annual Report 2017

Consolidated Portfolio of Investments  (continued)
May 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Telecommunication Services	(172,451)	—	—	—	(172,451)
Utilities	(919,584)	—	—	—	(919,584)
Total Common Stocks	(15,563,751)	—	—	—	(15,563,751)
Total Investments Sold Short	(15,563,751)	—	—	—	(15,563,751)
Total Investments, Net of Investments Sold Short	15,522,992	9,734,203	—	38,686,183	63,943,378
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	450,332	—	—	450,332
Futures Contracts	404,129	—	—	—	404,129
Swap Contracts	—	33,809	—	—	33,809
Liability
Forward Foreign Currency Exchange Contracts	—	(412,016)	—	—	(412,016)
Futures Contracts	(194,772)	—	—	—	(194,772)
Swap Contracts	—	(40,976)	—	—	(40,976)
Total	15,732,349	9,765,352	—	38,686,183	64,183,884
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2017	23

Consolidated Statement of Assets and Liabilities
May 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$37,771,316
Affiliated issuers, at cost	38,686,157
Total investments, at cost	76,457,473
Investments, at value
Unaffiliated issuers, at value	40,820,946
Affiliated issuers, at value	38,686,183
Total investments, at value	79,507,129
Foreign currency (identified cost $12)	12
Cash collateral held at broker	5,616,596
Margin deposits	1,627,806
Unrealized appreciation on forward foreign currency exchange contracts	450,332
Unrealized appreciation on swap contracts	33,809
Premiums paid on outstanding swap contracts	352,922
Receivable for:
Investments sold	8,235,553
Investments sold on a delayed delivery basis	215,239
Capital shares sold	9,215
Dividends	81,710
Interest	65,356
Foreign tax reclaims	2,861
Variation margin for futures contracts	30,685
Expense reimbursement due from Investment Manager	990
Prepaid expenses	139
Trustees’ deferred compensation plan	8,094
Other assets	12,846
Total assets	96,251,294
Liabilities
Securities sold short, at value (proceeds $14,498,707)	15,563,751
Unrealized depreciation on forward foreign currency exchange contracts	412,016
Unrealized depreciation on swap contracts	13,807
Premiums received on outstanding swap contracts	44,622
Payable for:
Investments purchased	359,742
Investments purchased on a delayed delivery basis	501,000
Capital shares purchased	34,178
Dividends and interest on securities sold short	44,931
Variation margin for futures contracts	35,839
Variation margin for swap contracts	1,772
Management services fees	2,565
Distribution and/or service fees	2
Transfer agent fees	2,287
Compensation of board members	225
Compensation of chief compliance officer	6
Other expenses	71,741
Trustees’ deferred compensation plan	8,094
Total liabilities	17,096,578
Net assets applicable to outstanding capital stock	$79,154,716
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Columbia Diversified Absolute Return Fund | Annual Report 2017

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2017
Represented by
Paid in capital	$82,305,498
Excess of distributions over net investment income	(974,061)
Accumulated net realized loss	(4,418,113)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	3,049,630
Investments - affiliated issuers	26
Foreign currency translations	18,760
Forward foreign currency exchange contracts	38,316
Futures contracts	209,357
Securities sold short	(1,065,044)
Swap contracts	(7,167)
Foreign capital gains tax	(2,486)
Total - representing net assets applicable to outstanding capital stock	$79,154,716
Class A
Net assets	$77,109
Shares outstanding	8,075
Net asset value per share	$9.55
Maximum offering price per share(a)	$10.13
Class C
Net assets	$13,418
Shares outstanding	1,426
Net asset value per share	$9.41
Class R4
Net assets	$9,594
Shares outstanding	1,000
Net asset value per share	$9.59
Class R5
Net assets	$9,631
Shares outstanding	1,000
Net asset value per share	$9.63
Class T(b)
Net assets	$110,126
Shares outstanding	11,316
Net asset value per share	$9.73
Maximum offering price per share(c)	$9.98
Class Y
Net assets	$78,485,010
Shares outstanding	8,169,247
Net asset value per share	$9.61
Class Z
Net assets	$449,828
Shares outstanding	46,636
Net asset value per share	$9.65

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2017	25

Consolidated Statement of Operations
Year Ended May 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$1,023,119
Dividends — affiliated issuers	319,838
Interest	121,591
Foreign taxes withheld	(1,963)
Total income	1,462,585
Expenses:
Management services fees	1,158,838
Distribution and/or service fees
Class A	357
Class C	142
Class T(a)	27,871
Transfer agent fees
Class A	790
Class C	72
Class I(b)	2,026
Class R4	50
Class R5	5
Class T(a)	85,826
Class Y(c)	1,647
Class Z	580
Compensation of board members	19,986
Custodian fees	66,346
Printing and postage fees	20,865
Registration fees	91,357
Audit fees	83,495
Legal fees	3,089
Dividends and interest on securities sold short	627,933
Compensation of chief compliance officer	43
Other	29,888
Total expenses	2,221,206
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(354,486)
Total net expenses	1,866,720
Net investment loss	(404,135)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Columbia Diversified Absolute Return Fund | Annual Report 2017

Consolidated Statement of Operations  (continued)
Year Ended May 31, 2017
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$3,001,748
Investments — affiliated issuers	(57)
Foreign currency translations	18,784
Forward foreign currency exchange contracts	45,746
Futures contracts	478,587
Options purchased	(17,506)
Securities sold short	(3,894,173)
Swap contracts	(2,136,235)
Net realized loss	(2,503,106)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,892,588
Investments — affiliated issuers	26
Foreign currency translations	26,047
Forward foreign currency exchange contracts	(37,464)
Futures contracts	(174,915)
Options purchased	15,980
Securities sold short	(27,407)
Swap contracts	615,520
Foreign capital gains tax	(2,486)
Net change in unrealized appreciation (depreciation)	2,307,889
Net realized and unrealized loss	(195,217)
Net decrease in net assets resulting from operations	$(599,352)

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2017	27

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2017	Year Ended May 31, 2016
Operations
Net investment loss	$(404,135)	$(1,259,139)
Net realized loss	(2,503,106)	(2,120,772)
Net change in unrealized appreciation (depreciation)	2,307,889	(699,242)
Net decrease in net assets resulting from operations	(599,352)	(4,079,153)
Distributions to shareholders
Net investment income
Class A	—	(518)
Class C	—	(9)
Class I(a)	—	(440,917)
Class R4	—	(36)
Class R5	—	(36)
Class T(b)	—	(132,341)
Class Z	—	(2,746)
Net realized gains
Class A	—	(1,079)
Class C	—	(61)
Class I(a)	—	(711,822)
Class R4	—	(61)
Class R5	—	(61)
Class T(b)	—	(277,711)
Class Z	—	(4,640)
Total distributions to shareholders	—	(1,572,038)
Increase (decrease) in net assets from capital stock activity	(74,626,837)	51,696,990
Total increase (decrease) in net assets	(75,226,189)	46,045,799
Net assets at beginning of year	154,380,905	108,335,106
Net assets at end of year	$79,154,716	$154,380,905
Excess of distributions over net investment income	$(974,061)	$(903,351)

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Columbia Diversified Absolute Return Fund | Annual Report 2017

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2017 (a)		May 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	11,047	105,354	20,554	202,447
Distributions reinvested	—	—	155	1,507
Redemptions	(24,670)	(231,892)	(130)	(1,269)
Net increase (decrease)	(13,623)	(126,538)	20,579	202,685
Class C
Subscriptions	1,472	13,776	—	—
Redemptions	(1,046)	(9,611)	—	—
Net increase	426	4,165	—	—
Class I(b)
Subscriptions	207,955	1,987,019	1,630,984	15,949,695
Distributions reinvested	—	—	118,584	1,152,640
Redemptions	(11,773,004)	(112,389,158)	(819,583)	(7,962,439)
Net increase (decrease)	(11,565,049)	(110,402,139)	929,985	9,139,896
Class T(c)
Subscriptions	97,080	930,095	4,872,747	47,428,065
Distributions reinvested	—	—	42,264	409,961
Redemptions	(4,431,332)	(42,513,562)	(570,443)	(5,485,481)
Net increase (decrease)	(4,334,252)	(41,583,467)	4,344,568	42,352,545
Class Y(b)
Subscriptions	8,327,304	79,277,140	—	—
Redemptions	(158,057)	(1,514,846)	—	—
Net increase	8,169,247	77,762,294	—	—
Class Z
Subscriptions	24,757	234,528	591	5,708
Distributions reinvested	—	—	751	7,288
Redemptions	(54,722)	(515,680)	(1,137)	(11,132)
Net increase (decrease)	(29,965)	(281,152)	205	1,864
Total net increase (decrease)	(7,773,216)	(74,626,837)	5,295,337	51,696,990

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2017	29

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
5/31/2017	$9.61	(0.08)	0.02 (c)	(0.06)	—	—
5/31/2016	$10.10	(0.13)	(0.27)	(0.40)	(0.03)	(0.06)
5/31/2015 (e)	$10.00	(0.03)	0.13	0.10	—	—
Class C
5/31/2017	$9.54	(0.15)	0.02 (c)	(0.13)	—	—
5/31/2016	$10.08	(0.19)	(0.28)	(0.47)	(0.01)	(0.06)
5/31/2015 (e)	$10.00	(0.05)	0.13	0.08	—	—
Class R4
5/31/2017	$9.64	(0.06)	0.01 (c)	(0.05)	—	—
5/31/2016	$10.11	(0.09)	(0.28)	(0.37)	(0.04)	(0.06)
5/31/2015 (e)	$10.00	(0.02)	0.13	0.11	—	—
Class R5
5/31/2017	$9.65	(0.04)	0.02 (c)	(0.02)	—	—
5/31/2016	$10.11	(0.09)	(0.27)	(0.36)	(0.04)	(0.06)
5/31/2015 (e)	$10.00	(0.02)	0.13	0.11	—	—
Class T(g)
5/31/2017	$9.62	(0.05)	0.16 (c)	0.11	—	—
5/31/2016	$10.10	(0.13)	(0.26)	(0.39)	(0.03)	(0.06)
5/31/2015 (e)	$10.00	(0.03)	0.13	0.10	—	—
Class Y
5/31/2017 (h)	$9.58	(0.01)	0.04 (c)	0.03	—	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Columbia Diversified Absolute Return Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$9.55	(0.62%)	3.15% (d)	2.31% (d)	(0.84%)	135%	$77
(0.09)	$9.61	(3.96%)	3.03% (d)	2.22% (d)	(1.31%)	196%	$209
—	$10.10	1.00%	2.11% (d),(f)	1.99% (d),(f)	(1.04%) (f)	60%	$11

—	$9.41	(1.36%)	3.89% (d)	3.05% (d)	(1.62%)	135%	$13
(0.07)	$9.54	(4.68%)	3.78% (d)	2.97% (d)	(2.00%)	196%	$10
—	$10.08	0.80%	2.89% (d),(f)	2.75% (d),(f)	(1.80%) (f)	60%	$10

—	$9.59	(0.52%)	2.88% (d)	2.03% (d)	(0.59%)	135%	$10
(0.10)	$9.64	(3.69%)	2.77% (d)	1.97% (d)	(0.99%)	196%	$10
—	$10.11	1.10%	1.89% (d),(f)	1.74% (d),(f)	(0.79%) (f)	60%	$10

—	$9.63	(0.21%)	2.20% (d)	1.89% (d)	(0.46%)	135%	$10
(0.10)	$9.65	(3.59%)	2.02% (d)	1.85% (d)	(0.88%)	196%	$10
—	$10.11	1.10%	1.89% (d),(f)	1.74% (d),(f)	(0.80%) (f)	60%	$10

—	$9.73	1.14%	3.15% (d)	2.31% (d)	(0.51%)	135%	$110
(0.09)	$9.62	(3.87%)	3.03% (d)	2.22% (d)	(1.24%)	196%	$41,796
—	$10.10	1.00%	2.14% (d),(f)	2.00% (d),(f)	(1.05%) (f)	60%	$10

—	$9.61	0.31%	2.29% (d),(f)	1.74% (d),(f)	(0.30%) (f)	135%	$78,485
Columbia Diversified Absolute Return Fund | Annual Report 2017	31

Consolidated Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
5/31/2017	$9.64	(0.02)	0.03 (c)	0.01	—	—
5/31/2016	$10.11	(0.10)	(0.27)	(0.37)	(0.04)	(0.06)
5/31/2015 (e)	$10.00	(0.02)	0.13	0.11	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	05/31/2017	05/31/2016	05/31/2015
Class A	0.67%	0.53%	0.41%
Class C	0.66%	0.50%	0.42%
Class R4	0.64%	0.50%	0.42%
Class R5	0.64%	0.50%	0.42%
Class T	0.66%	0.60%	0.42%
Class Y	0.57%	—%	—%
Class Z	0.66%	0.50%	0.44%

(e)	Based on operations from February 19, 2015 (fund commencement of operations) through the stated period end.
(f)	Annualized.
(g)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(h)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Columbia Diversified Absolute Return Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$9.65	0.10%	2.90% (d)	2.05% (d)	(0.54%)	135%	$450
(0.10)	$9.64	(3.69%)	2.77% (d)	1.97% (d)	(0.99%)	196%	$738
—	$10.11	1.10%	1.91% (d),(f)	1.75% (d),(f)	(0.74%) (f)	60%	$772
Columbia Diversified Absolute Return Fund | Annual Report 2017	33

Notes to Consolidated Financial Statements
May 31, 2017
Note 1. Organization
Columbia Diversified Absolute Return Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CDARF1 Offshore Fund, Ltd., CDARF2 Offshore Fund, Ltd. and CDARF3 Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2017, each Subsidiary’s financial statement information is as follows:
	CDARF1 Offshore Fund, Ltd.	CDARF2 Offshore Fund, Ltd.	CDARF3 Offshore Fund, Ltd.
% of consolidated fund net assets	0.12%	3.74%	3.36%
Net assets	$96,518	$2,960,534	$2,662,205
Net investment loss	(4,513)	(32,591)	(48,347)
Net realized gain (loss)	—	85,091	(1,874,112)
Net change in unrealized appreciation (depreciation)	—	(165,653)	512,311
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
34	Columbia Diversified Absolute Return Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Columbia Diversified Absolute Return Fund | Annual Report 2017	35

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally
36	Columbia Diversified Absolute Return Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to recover an underweight country exposure in its portfolio or to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
Columbia Diversified Absolute Return Fund | Annual Report 2017	37

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to hedge the fair value of the Fund’s investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
38	Columbia Diversified Absolute Return Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Consolidated Statement of Assets and Liabilities. Gain or loss is recognized in the Consolidated Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Consolidated Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Consolidated Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount,
Columbia Diversified Absolute Return Fund | Annual Report 2017	39

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts [to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to synthetically add or subtract principal exposure to a market, to manage long or short exposure to an inflation index, to manage long or short exposure to the total return on a reference index in return for periodic payments based on a fixed or variable interest rate and to hedge the portfolio risk associated with some or all of the Fund’s securities]. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
40	Columbia Diversified Absolute Return Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate, to manage long or short exposure to the total return on a basket of reference securities in return for periodic payments based on a fixed or variable interest rate and to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2017:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	33,809*
Credit risk	Premiums paid on outstanding swap contracts	352,922
Equity risk	Net assets — unrealized appreciation on futures contracts	160,865*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	450,332
Interest rate risk	Net assets — unrealized appreciation on futures contracts	243,264*
Total		1,241,192

	Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	40,976*
Credit risk	Premiums received on outstanding swap contracts	44,622
Equity risk	Net assets — unrealized depreciation on futures contracts	137,016*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	412,016
Interest rate risk	Net assets — unrealized depreciation on futures contracts	57,756*
Total		692,386

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Columbia Diversified Absolute Return Fund | Annual Report 2017	41

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(70,087)	(70,087)
Equity risk	—	1,212,617	—	(1,874,140)	(661,523)
Foreign exchange risk	45,746	—	—	—	45,746
Interest rate risk	—	(734,030)	(17,506)	(192,008)	(943,544)
Total	45,746	478,587	(17,506)	(2,136,235)	(1,629,408)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(23,228)	(23,228)
Equity risk	—	(315,866)	—	512,311	196,445
Foreign exchange risk	(37,464)	—	—	—	(37,464)
Interest rate risk	—	140,951	15,980	126,437	283,368
Total	(37,464)	(174,915)	15,980	615,520	419,121
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	41,261,808
Futures contracts — short	29,321,776
Credit default swap contracts — buy protection	1,641,386
Credit default swap contracts — sell protection	1,951,250

Derivative instrument	Average market value ($)*
Options contracts — purchased	44

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	2,431,559	(2,366,896)
Interest rate swap contracts	—	(40,102)
Total return swap contracts	—	(151,315)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2017.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
42	Columbia Diversified Absolute Return Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Short Sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In addition, collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
Columbia Diversified Absolute Return Fund | Annual Report 2017	43

Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2017:
	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	Deutsche Bank ($)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered($)	State Street ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	55,561	66,602	1,352	5,182	142,690	-	95,156	-	-	-	-	21,358	13,647	48,784	450,332
OTC credit default swap contracts (b)	88,005	-	5,788	27,320	-	91,590	-	-	164,380	-	-	-	-	-	377,083
Total assets	143,566	66,602	7,140	32,502	142,690	91,590	95,156	-	164,380	-	-	21,358	13,647	48,784	827,415
Liabilities
Centrally cleared credit default swap contracts (c)	-	-	-	-	-	-	-	-	-	1,772	-	-	-	-	1,772
Forward foreign currency exchange contracts	2,374	50,376	90,178	21,470	22,351	-	115,828	-	-	-	25,964	62,830	-	20,645	412,016
OTC credit default swap contracts (b)	14,993	-	4,033	-	-	20,247	-	-	6,112	-	3,396	-	-	-	48,781
Securities borrowed	-	-	-	-	-	-	-	15,563,751	-	-	-	-	-	-	15,563,751
Total liabilities	17,367	50,376	94,211	21,470	22,351	20,247	115,828	15,563,751	6,112	1,772	29,360	62,830	-	20,645	16,026,320
Total financial and derivative net assets	126,199	16,226	(87,071)	11,032	120,339	71,343	(20,672)	(15,563,751)	158,268	(1,772)	(29,360)	(41,472)	13,647	28,139	(15,198,905)
Total collateral received (pledged) (d)	-	-	-	-	-	-	-	(15,563,751)	-	(1,772)	-	-	-	-	(15,565,523)
Net amount (e)	126,199	16,226	(87,071)	11,032	120,339	71,343	(20,672)	-	158,268	-	(29,360)	(41,472)	13,647	28,139	366,618

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(c)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Notes to Consolidated Financial Statements  (continued)
May 31, 2017
44	Columbia Diversified Absolute Return Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Columbia Diversified Absolute Return Fund | Annual Report 2017	45

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.18% to 1.03% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2017 was 1.18% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2017, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
46	Columbia Diversified Absolute Return Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I shares were subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class I shares. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I shares did not pay transfer agency fees. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares.
For the year ended May 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.74
Class C	0.74
Class I	0.003 (a),(b)
Class R4	0.74
Class R5	0.050
Class T	0.74
Class Y	0.011 (a)
Class Z	0.74

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2017, no minimum account balance fees were charged by the Fund.
Columbia Diversified Absolute Return Fund | Annual Report 2017	47

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2017, if any, are listed below:
Amount ($)
Class A	2,953
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2016 through September 30, 2017	Prior to October 1, 2016
Class A	1.650%	1.71%
Class C	2.400	2.46
Class R4	1.400	1.46
Class R5	1.250	1.36
Class T	1.650	1.71
Class Y	1.200*	-
Class Z	1.400	1.46
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through September 30, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
48	Columbia Diversified Absolute Return Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, tax straddles, swap investments, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, non-deductible expenses, net operating loss reclassification, investments in partnerships, investments in commodity subsidiaries and constructive sales of appreciated financial positions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
333,425	(106,305)	(227,120)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
May 31, 2017			May 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
—	—	—	1,391,405	180,633	1,572,038
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	(2,667,641)	679,118
At May 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
79,951,868	3,560,116	(2,880,998)	679,118
The following capital loss carryforwards, determined at May 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	1,675,808	991,833	2,667,641	—	—	—
Columbia Diversified Absolute Return Fund | Annual Report 2017	49

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2017, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
289,807	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $94,793,840 and $114,698,235, respectively, for the year ended May 31, 2017, of which $0 and $73,905, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2017.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
50	Columbia Diversified Absolute Return Fund | Annual Report 2017

Notes to Consolidated Financial Statements  (continued)
May 31, 2017
Shareholder concentration risk
At May 31, 2017, affiliated shareholders of record owned 99.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short Selling Risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Diversified Absolute Return Fund | Annual Report 2017	51

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Diversified Absolute Return Fund
In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Diversified Absolute Return Fund (the “Fund”, a series of Columbia Funds Series Trust I) and its subsidiaries as of May 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period February 19, 2015 (commencement of operations) through May 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
July 21, 2017
52	| Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Diversified Absolute Return Fund | Annual Report 2017	53

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
54	Columbia Diversified Absolute Return Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Diversified Absolute Return Fund | Annual Report 2017	55

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
56	Columbia Diversified Absolute Return Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Diversified Absolute Return Fund | Annual Report 2017	57

Columbia Diversified Absolute Return Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN258_05_G01_(07/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2017 and May 31, 2016 are approximately as follows:

2017	2016
$186,700	$167,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2017 and May 31, 2016 are approximately as follows:

2017	2016
$2,000	$2,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2017 also includes agreed-upon procedures related to issuance of consents and review of Form N-1A.

During the fiscal years ended May 31, 2017 and May 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2017 and May 31, 2016 are approximately as follows:

2017	2016
$27,300	$30,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2017 and 2016 also include Tax Fees for foreign tax filings.

During the fiscal years ended May 31, 2017 and May 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2017 and May 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2017 and May 31, 2016 are approximately as follows:

2017	2016
$242,500	$335,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended May 31, 2017 and May 31, 2016 are approximately as follows:

2017	2016
$271,800	$367,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date July 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date July 21, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date July 21, 2017